                                                                    EXHIBIT 10.4


================================================================================



                                 $100,000,000
                                 C$35,000,000


                               CREDIT AGREEMENT


                          Dated as of August 13, 1996


                              PIERCE LEAHY CORP.
                                      and
                         PIERCE LEAHY COMMAND COMPANY,
                                  as Borrowers

                              The Several Lenders
                       from Time to Time Parties Hereto

                      CANADIAN IMPERIAL BANK OF COMMERCE
                       as Canadian Administrative Agent

                                      and

              CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY
                          as US Administrative Agent



================================================================================

                               TABLE OF CONTENTS
                               -----------------



                                                                                    Page
                                                                                    ----
SECTION 1.  DEFINITIONS.............................................................   1
     1.1  Defined Terms.............................................................   1
     1.2  Other Definitional Provisions.............................................  26

SECTION 2.  THE US COMMITMENTS......................................................  26
     2.1  The US Commitments........................................................  26
     2.2  Procedure for US$ Loan Borrowing..........................................  27
     2.3  Conversion and Continuation Options.......................................  27
     2.4  Minimum Amounts and Maximum Number of Eurodollar Tranches.................  28

SECTION 3.  THE CANADIAN COMMITMENTS................................................  28
     3.1  The Canadian Commitments..................................................  28
     3.2  Procedure for C$ Loan Borrowing...........................................  28
     3.3  Bankers' Acceptances......................................................  29
     3.4  Conversion Option.........................................................  32
     3.5  Circumstances Making Bankers' Acceptances Unavailable.....................  33

SECTION 4.  GENERAL PROVISIONS......................................................  33
     4.1  Repayment of Loans; Evidence of Debt......................................  33
     4.2  Commitment Fee............................................................  34
     4.3  Termination or Reduction of Commitments...................................  35
     4.4  Optional and Mandatory Prepayments........................................  36
     4.5  Interest Rates and Payment Dates..........................................  39
     4.6  Computation of Interest and Fees..........................................  41
     4.7  Inability to Determine Eurodollar Rate....................................  41
     4.8  Pro Rata Treatment and Payments...........................................  42
     4.9  Illegality................................................................  43
     4.10  Requirements of Law......................................................  43
     4.11  Taxes....................................................................  45
     4.12  Indemnity................................................................  46
     4.13  Change of Lending Office.................................................  47

SECTION 5.  REPRESENTATIONS AND WARRANTIES..........................................  47
     5.1  Financial Condition.......................................................  47
     5.2  No Change.................................................................  48
     5.3  Corporate Existence; Compliance with Law..................................  48
     5.4  Corporate Power; Authorization; Enforceable Obligations...................  48
     5.5  No Legal Bar..............................................................  49
     5.6  No Material Litigation....................................................  49
     5.7  No Default................................................................  49
     5.8  Ownership of Property; Liens..............................................  49
     5.9  Intellectual Property.....................................................  49

                                                                                 Page
                                                                                 ----
     5.10  No Burdensome Restrictions............................................  50
     5.11  Taxes.................................................................  50
     5.12  Margin Regulations....................................................  50
     5.13  ERISA.................................................................  50
     5.14  Investment Company Act; Other Regulations.............................  51
     5.15  Environmental Matters.................................................  52
     5.16  Regulation H..........................................................  52
     5.17  Capitalization........................................................  53
     5.18  Subsidiaries..........................................................  53
     5.19  Restrictions on or Relating to Subsidiaries...........................  53
     5.20  Subchapter S Status...................................................  53
     5.21  Leases................................................................  53
     5.22  Related Agreements....................................................  54

SECTION 6.  CONDITIONS PRECEDENT.................................................  54
     6.1  Conditions to Effectiveness............................................  54
     6.2  Conditions to Initial Loans............................................  56
     6.3  Additional Conditions for Acquisition Loans............................  57
     6.4  Conditions to Each Loan................................................  59

SECTION 7.  AFFIRMATIVE COVENANTS................................................  59
     7.1  Financial Statements, Etc..............................................  60
     7.2  Certificates; Other Information........................................  60
     7.3  Books, Records and Inspections.........................................  61
     7.4  Maintenance of Property, Insurance.....................................  62
     7.5  Corporate Franchises...................................................  62
     7.6  Compliance with Statutes, etc..........................................  62
     7.7  Compliance with Environmental Laws.....................................  62
     7.8  ERISA; Canadian Pension Plans..........................................  63
     7.9  End of Fiscal Years; Fiscal Quarters...................................  65
     7.10  Performance of Obligations............................................  65
     7.11  Payment of Taxes......................................................  65
     7.12  Use of Proceeds.......................................................  65
     7.13  Notices...............................................................  65
     7.14  Tax Status............................................................  66
     7.15  Additional Mortgages..................................................  66
     7.16  Additional Stock Pledges..............................................  67
     7.17  Additional Guarantee and Security Agreements..........................  68
     7.18  Mortgaged Properties Documentation....................................  69

SECTION 8.  NEGATIVE COVENANTS...................................................  70
     8.1  Liens..................................................................  70
     8.2  Consolidation, Merger, Purchase or Sale of Assets, etc.................  72
     8.3  Limitation on Restricted Payments......................................  73
     8.4  Indebtedness...........................................................  73

                                                                                     Page
                                                                                     ----
     8.5  Advances, Investments and Loans..........................................   74
     8.6  Transactions with Affiliates.............................................   74
     8.7  Capital Expenditures.....................................................   75
     8.8  Fixed Charge Coverage Ratio..............................................   76
     8.9  Interest Coverage Ratio..................................................   76
     8.10  Leverage Ratio..........................................................   76
     8.11  Limitation on Voluntary Payments and Modifications of Indebtedness
           and Certain Other Agreements; etc.......................................   77
     8.12  Limitation on Issuance of Capital Stock.................................   77
     8.13  Business................................................................   78
     8.14  Designation of "Designated Senior Indebtedness".........................   78

SECTION 9.  EVENTS OF DEFAULT......................................................   78

SECTION 10.  THE ADMINISTRATIVE AGENTS.............................................   81
     10.1  Appointment.............................................................   81
     10.2  Delegation of Duties....................................................   81
     10.3  Exculpatory Provisions..................................................   82
     10.4  Reliance by Administrative Agent........................................   82
     10.5  Notice of Default.......................................................   82
     10.6  Non-Reliance on Administrative Agents and Other Lenders.................   83
     10.7  Indemnification.........................................................   83
     10.8  Administrative Agents in Their Individual Capacity......................   84
     10.9  Successor Administrative Agent..........................................   84

SECTION 11.  MISCELLANEOUS.........................................................   84
     11.1  Amendments and Waivers..................................................   84
     11.2  Notices.................................................................   86
     11.3  No Waiver; Cumulative Remedies..........................................   87
     11.4  Survival of Representations and Warranties..............................   87
     11.5  Payment of Expenses and Taxes...........................................   87
     11.6  Successors and Assigns; Participations and Assignments..................   88
     11.7  Adjustments; Set-off....................................................   90
     11.8  Counterparts............................................................   91
     11.9  Severability............................................................   91
     11.10  Integration............................................................   91
     11.11  GOVERNING LAW..........................................................   91
     11.12  Submission To Jurisdiction; Waivers....................................   91
     11.13  Foreign Currency Judgments.............................................   92
     11.14  Acknowledgements.......................................................   92
     11.15  WAIVERS OF JURY TRIAL..................................................   93
     11.16    Confidentiality......................................................   93
     11.17    Conflicts............................................................   93

                                                                           Page
                                                                           ----
SCHEDULES:

Schedule 1.1    Lenders, Commitments and Addresses for Notices
Schedule 5.1    Financial Condition
Schedule 5.2    No Change
Schedule 5.3    Jurisdictions
Schedule 5.8    Real Property
Schedule 5.11   Tax Matters
Schedule 5.15   Environmental Matters
Schedule 5.17   Shareholders
Schedule 5.18   Subsidiaries
Schedule 6.1    Existing Indebtedness
Schedule 7.4    Insurance
Schedule 8.1    Existing Liens

EXHIBITS:

Exhibit A-1    Form of US$ Note
Exhibit A-2    Form of C$ Note
Exhibit B      Form of Draft
Exhibit C-1    Form of US$ Borrowing Certificate
Exhibit C-2    Form of C$ Borrowing Certificate
Exhibit D      Form of US Global Guarantee and Security Agreement
Exhibit E-1    Form of Canadian Security Agreement
Exhibit E-2    Form of Canadian Demand Debenture
Exhibit E-3    Form of Canadian Debenture Pledge Agreement
Exhibit E-4    Form of Canadian Hypothec
Exhibit F      Form of US Mortgage
Exhibit G      Form of Pledge and Intercreditor Agreement
Exhibit H-1    Form of Opinion of Special Counsel to Borrowers and Shareholders
Exhibit H-2    Form of Opinion of Canadian Counsel to Canadian Borrower
Exhibit I      Form of Assignment and Acceptance

          CREDIT AGREEMENT, dated as of August 13, 1996, among PIERCE LEAHY CORP., a New York corporation (the "Company"), PIERCE LEAHY COMMAND COMPANY, a
                                    -------
company organized and existing under the laws of the Province of Nova Scotia (the "Canadian Borrower" and, together with the Company, the "Borrowers"), the
      -----------------                                       ---------
several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), Canadian Imperial Bank of Commerce, New York Agency,
                -------
as US Administrative Agent (as hereinafter defined) for the US$ Lenders hereunder and Canadian Imperial Bank of Commerce, as Canadian Administrative Agent (as hereinafter defined) for the C$ Lenders hereunder.


          The parties hereto hereby agree as follows:


                            SECTION 1.  DEFINITIONS

          1.1  Defined Terms. As used in this Agreement, the following terms
               -------------
shall have the following meanings:

          "Acceptance Fee":  the fee payable in C$ to each C$ Lender in respect
           --------------
     of Bankers' Acceptances computed in accordance with subsection 3.3(e).

          "Acquisition Documents": in connection with any Permitted Acquisition,
           ---------------------
     any asset purchase agreement, stock purchase agreement, merger agreement or similar agreement and all other documents entered into or delivered in connection therewith.

          "Acquisition Loan":  any Loan the proceeds of which are used to
           ----------------
     finance all or any portion of the purchase price of (and to pay fees and expenses, and refinance existing Indebtedness in connection with) a Permitted Acquisition.

          "Adjusted EBITDA":  for any period, with respect to the Company and
           ---------------
     its Subsidiaries on a consolidated basis, EBITDA of the Company and its Subsidiaries for such period determined on a pro forma basis after giving effect to the following adjustments:

               (a) any business acquired during such period pursuant to a Permitted Acquisition shall be deemed to have been acquired on the first day of such period (and EBITDA attributable to such business shall be calculated on the basis of the available financial statements of such business);

               (b) any business disposed of during such period pursuant to a Disposition shall be deemed to have been disposed of on the first day of such period; and

               (c) if, in connection with any Permitted Acquisition, the Company shall in good faith adopt a program which can reasonably be expected to result in quantifiable improvements in the operating results of the acquired business, the Company (so long as (i) it shall have delivered to the Lenders a description of such program, setting forth in reasonable detail the terms and conditions thereof and (ii) the aggregate amount of such quantifiable improvements in operating results from such Permitted Acquisition shall not exceed 15% of the Company's EBITDA for the then most recently ended period of twelve consecutive months for which financial statements shall have been delivered to the Lenders pursuant to the subsection 7.1(a), (b) or (c)) shall be entitled to assume that the improved operating results projected to result from such program shall have occurred from the first day of such period to the date of such Permitted Acquisition.

          "Adjustment Date":  the second Business Day following receipt by the
           ---------------
     US Administrative Agent of both (a) the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as the case may be, for the most recently completed fiscal period and (b) the related Compliance Certificate required to be delivered pursuant to subsection 7.2(b) with respect to such fiscal period.

          "Administrative Agents":  the collective reference to the US
           ---------------------
     Administrative Agent and the Canadian Administrative Agent.

          "Administrative Office":  the Canadian Administrative Office or the US
           ---------------------
     Administrative Office, as applicable.

          "Affiliate":  with respect to any Person, any other Person directly or
           ---------
     indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of
                                --------  -------
     subsection 8.6, an Affiliate of the Company shall include (a) any Shareholder and any member of the Pierce Group, any spouse of such Shareholder or such member, such Shareholder's or such member's issue and any lineal descendants of any such Shareholder or such member or any trust for the benefit of any such Shareholder or such member or for any spouse, issue or lineal descendant of such Shareholder or such member and (b) any Person that directly or indirectly owns more than 5% of any class of the voting Capital Stock of the Company. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

          "Affiliate Contracts":  collectively, all contracts or agreements
           -------------------
     entered into between the Company or any of its Subsidiaries, on the one hand, and any of its Affiliates, on the other hand.

          "Agreement":  this Credit Agreement, as amended, supplemented,
           ---------
     restated or otherwise modified from time to time.

          "Applicable BA Discount Rate":  with respect to any C$ Lender, as
           ---------------------------
     applicable to a Bankers' Acceptance being purchased by such C$ Lender on any day, the CDOR Rate in effect on such day with respect to such Bankers' Acceptance.

          "Applicable Margin":  the rate for the respective Type of Loan set
           -----------------
     forth opposite the range in which the Leverage Ratio in effect on the initial Borrowing Date (as determined from the certificate delivered on such Borrowing Date pursuant to subsection 6.2(a)) shall fall, provided
                                                                    --------
     that if on any Adjustment Date occurring after the initial Borrowing Date the Leverage Ratio determined from the financial statements relating to such Adjustment Date (and based upon the Total Net Debt on the date of the balance sheet included in such financial statements) shall fall within any of the ranges set forth below then the Applicable Margin for all Loans will be adjusted on such Adjustment Date (each such adjustment to be effective until the next succeeding Adjustment Date) to the rate for the respective Type of Loan set forth opposite the range in which such Leverage Ratio falls:

                                                   Applicable Margin (% per annum)
                                                ----------------------------------
        Range of
      Leverage Ratio                            Base Rate Loans/     Eurodollar Loans/
      --------------                            C$ Prime             Bankers'
                                                Loans                Acceptances
                                                --------------       ----------------
     greater than 5.50
     to 1.00                                     1.75%                   2.50%

     greater than 5.00 to 1.00
     but less than or equal to
     5.50 to 1.00                                1.50%                   2.25%

     greater than 4.25 to 1.00
     but less than or equal to
     5.00 to 1.00                                1.25%                   2.00%

     greater than 3.75 to 1.00
     but less than or equal to
     4.25 to 1.00                                1.00%                   1.75%

     greater than 3.25 to 1.00
     but less than or equal to
     3.75 to 1.00                                0.75%                   1.50%

     less than or equal
     to 3.25 to 1.00                             0.50%                   1.25%;

     provided, however, that, the Applicable Margin for any Loan shall not be
     --------  -------
     reduced pursuant to the immediately preceding proviso for any period during which a Default or Event of Default shall have occurred and be continuing; provided, further that:
     --------  -------

               (a) if on or prior to the thirtieth day following the occurrence of a Default or Event of Default which arises under subsection 9(b),
          (c) or (d), such Default or Event of Default has been cured or waived, then the Applicable Margin during the thirty-day period during which such Default or Event of Default existed shall be deemed to have been the Applicable Margin with the applicable reduction determined in accordance with the table set forth above absent such Default or Event of Default, and any excess payments of interest made by the applicable Borrower as a result of the unavailability of the reduction in the Applicable Margin pursuant to the immediately preceding proviso, so long as there exists no other Default or Event of Default, shall be credited by the applicable Lenders to the next interest payment due from such Borrower in the amount of such excess; and

               (b)  if any Default or Event of Default referred to in paragraph
          (a) above shall not have been cured or waived prior to the thirtieth day following its occurrence, then, for the period from the date upon which such Default or Event of Default shall have occurred until two Business Days following the date upon which such Default or Event of Default is cured, the Applicable Margin in respect of Loans shall be 1.75% per annum, in the case of Base Rate Loans and C$ Prime Loans, and 2.50% per annum, in the case of Eurodollar Loans and Bankers' Acceptances.

          "Assignee":  as defined in subsection 11.6(c).
           --------

          "Available Canadian Commitment":  as to any C$ Lender, at a particular
           -----------------------------
     time, an amount equal to the excess, if any, of (a) the amount of such Lender's Canadian Commitment at such time over (b) the aggregate principal
                                               ----
     amount of all C$ Loans made by such Lender then outstanding.

          "Available US Commitment":  as to any US$ Lender, at a particular
           -----------------------
     time, an amount equal to the excess, if any, of (a) the amount of such Lender's US Commitment at such time over (b) the aggregate principal amount
                                         ----
     of all US$ Loans made by such Lender then outstanding.

          "BA Discount Proceeds":  in respect of any Bankers' Acceptance to be
           --------------------
     purchased by a C$ Lender on any day under subsection 3.3, an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by dividing:

          (a)  the face amount of such Bankers' Acceptance; by

          (b)  the sum of one plus the product of:

               (i) the Applicable BA Discount Rate (expressed as a decimal) applicable to such Bankers' Acceptance; and

               (ii) a fraction, the numerator of which is the number of days remaining in the term of such Bankers' Acceptance and the denominator of which is 365;

                    with such product being rounded up or down to the fifth decimal place and .000005 being rounded up.

          "Bankers' Acceptance":  a bill of exchange denominated in C$ drawn by
           -------------------
     the Canadian Borrower and accepted by a C$ Lender pursuant to subsection
     3.3.

          "Base Rate":  on any particular date, a rate of interest per annum
           ---------
     equal to the higher of: (a) the rate of interest most recently announced by CIBC as its prime rate (which rate is not necessarily intended to be the lowest rate of interest charged by CIBC in connection with extensions of credit) for loans denominated in US Dollars; and (b) the Federal Funds Rate for such date plus .50%.

          "Base Rate Loans":  US$ Loans the rate of interest applicable to which
           ---------------
     is based upon the Base Rate.

          "Borrowing Date":  any Business Day specified in a notice pursuant to
           --------------
     subsection 2.2, 3.2 or 3.3(b)(1) as a date on which a Borrower requests the relevant Lenders to make Loans hereunder.

          "Business Day":  a day other than a Saturday, Sunday or other day on
           ------------
     which commercial banks in New York City are authorized or required by law to close, except that (a) when used in connection with a Eurodollar Loan, "Business Day" shall mean any Business Day on which dealings in foreign currencies and exchange between banks may be carried on in London, England and New York, New York and (b) when used in connection with a C$ Loan, "Business Day" shall mean a day on which banks are open for business in Toronto, Ontario, Canada but excludes Saturday, Sunday and any other day which is a legal holiday in Toronto, Ontario, Canada.

          "Canadian Administrative Agent": Canadian Imperial Bank of Commerce,
           -----------------------------
     together with its affiliates, as the agent for the C$ Lenders under this Agreement and the other Loan Documents.

          "Canadian Administrative Office":  the Canadian Administrative Agent's
           ------------------------------
     office located at Commerce Court West 7, Toronto, Ontario, Canada or such other office in Canada as may be designated as such by the Canadian Administrative Agent by written notice to the Borrower and the Lenders.

          "Canadian Commitment":  as to any C$ Lender, its obligation to make C$
           -------------------
     Loans to and purchase Bankers' Acceptances from the Canadian Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1 as such Lender's "Canadian Commitment", as such amount may be changed from time to time as provided herein. The original aggregate principal amount of the Canadian Commitments is C$35,000,000.

          "Canadian Debenture Pledge Agreements":  the Debenture Pledge
           ------------------------------------
     Agreements to be executed and delivered by the Canadian Borrower, substantially in the form of Exhibit E-3, as the same may be amended, supplemented or otherwise modified from time to time.

          "Canadian Demand Debentures":  the Demand Debentures to be executed
           --------------------------
     and delivered by the Canadian Borrower, substantially in the form of Exhibit E-2, as the same may be amended, supplemented or otherwise modified from time to time.

          "Canadian Dollars" or "C$":  lawful currency of Canada.
           ----------------      --

          "Canadian Exchange Rate":  on a particular date, the rate at which C$
           ----------------------
     may be exchanged into US Dollars, determined by reference to the Bank of Canada noon rate as published on the Reuters Screen page BOFC. In the event that such rate does not appear on such Reuters page, the "Canadian
                                                                     --------
     Exchange Rate" shall be determined by reference to any other means (as
     -------------
     selected by the Canadian Administrative Agent) by which such rate is quoted or published from time to time by the Bank of Canada (in each case as in effect at or about 12:00 Noon, Toronto time, on the Business Day immediately preceding the relevant date of determination); provided, that
                                                                --------
     if at the time of any such determination, for any reason, no such exchange rate is being quoted or published, the Canadian Administrative Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be prima facie evidence of the accuracy thereof.

          "Canadian Hypothec":  the moveable hypothec to be executed and
           -----------------
     delivered by the Canadian Borrower, substantially in the form of Exhibit E-4, as the same may be amended, supplemented or otherwise modified from time to time.

          "Canadian Lending Office":  as to each C$ Lender, the office in Canada
           -----------------------
     specified as the "Canadian Lending Office" of such Lender on Schedule 1.1 or in an Assignment and Acceptance or such other office in Canada as may be designated by such Lender by written notice to the Company and the Canadian Administrative Agent.

          "Canadian Mortgage":  a mortgage to be provided by the Canadian
           -----------------
     Borrower or a Subsidiary thereof with respect to a Canadian Mortgaged Property pursuant to the provisions set forth in the relevant Canadian Demand Debenture and Canadian Debenture Pledge Agreement.

          "Canadian Mortgaged Properties": all real property listed and
           -----------------------------
     identified as such in Part B of Schedule 5.8 and designated as such.

          "Canadian Pension Plan":  any plan, program, arrangement or
           ---------------------
     understanding that is a pension plan for the purposes of any applicable pension benefits or tax laws of Canada (whether or not registered under any such laws) which is maintained or contributed to by (or to which there is or may be an obligation to contribute of), any Borrower or any Subsidiary of the Company in respect of any person's employment in Canada or a province or territory thereof with the Company or any Subsidiary of the Company and all related agreements, arrangements and understandings in respect of, or related to, any benefits to be provided thereunder or the effect thereof on any other compensation or remuneration of any employee.

          "Canadian Security Agreement":  the Canadian Security Agreement to be
           ---------------------------
     executed and delivered by the Canadian Borrower, substantially in the form of Exhibit E-1, as the same may be amended, supplemented or otherwise modified from time to time.

          "Canadian Security Documents":  the collective reference to the
           ---------------------------
     Canadian Demand Debentures, Canadian Debenture Pledge Agreements, the Canadian Hypothec, and the Canadian Security Agreement and all other security documents hereafter delivered to the Canadian Administrative Agent granting a Lien on any asset or assets of the Canadian Borrower or any Canadian Subsidiary to secure the obligations and liabilities of the Canadian Borrower hereunder and under any of the other Loan Documents or to secure any guarantee by any Canadian Subsidiary of any such obligations and liabilities.

          "Canadian Subsidiary":  any Subsidiary that is incorporated or
           -------------------
     organized under the laws of Canada or any province thereof.

          "Capital Expenditures":  as defined in subsection 8.7.
           --------------------

          "Capital Stock":  any and all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Capitalized Lease Obligations":  Indebtedness represented by
           -----------------------------
     obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP; the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

          "Cash Equivalents":  (i) securities issued or directly and fully
           ----------------
     guaranteed or insured by the United States or any agency or instrumentality thereof or Canada or any province thereof (provided that the full faith and
                                                --------
     credit of the United States or Canada or any province thereof is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) time deposits and certificates of deposit of any Lender or any commercial bank incorporated in the United States or Canada of recognized standing having capital and surplus in excess of US$200,000,000 and having, or which is the principal banking subsidiary of a bank holding company having, a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard and Poor's Ratings Services ("S&P") or "A-2" or the equivalent thereof from Moody's Investors
                ---
     Service, Inc. ("Moody's"), or at least A or the equivalent thereof by
                     -------
     Canadian Bond Rating Service Limited or at least A Middle or the equivalent thereof by Dominion Bond Rating Service Limited with maturities of not more than six months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Lender or any Person incorporated in the United States or Canada rated at least A-1+ or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's or at least A-1+ or the equivalent thereof by Canadian Bond Rating Service Limited or at least R-I (Middle or High) or the equivalent thereof by Dominion Bond Rating Service Limited and in each case maturing not more than six months after the date of acquisition by such Person and (v) investments in money market funds substantially all of the assets of which are comprised of securities of the types described in clauses (i) through
     (iv) above.

          "Casualty Event":  with respect to any property or assets of any
           --------------
     Person, any loss of or damage to, or any condemnation or other taking of, such property (other than in the ordinary course of business) for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

          "C$ Commitment Percentage":  as to any C$ Lender at any time, the
           ------------------------
     percentage of the aggregate Canadian Commitments then constituted by such Lender's Canadian Commitment.

          "C$ Equivalent":  on any date of determination, with respect to any
           -------------
     amount in US$, the equivalent in C$ of such amount determined by the Canadian Administrative Agent using the US$ Exchange Rate then in effect.

          "C$ Lender":  each Lender designated as a "C$ Lender" on Schedule 1.1,
           ---------
     as such Schedule may be modified from time to time as provided herein.

          "C$ Loans":  the collective reference to C$ Prime Loans and Bankers'
           --------
     Acceptances; for the purposes of this Agreement, the principal amount of any C$

     Loan constituting a Bankers' Acceptance shall be deemed to be the undiscounted face amount of such Bankers' Acceptance.

          "C$ Note":  as defined in subsection 4.1(g).
           -------

          "C$ Prime Loans":  C$ Loans at such time as they bear interest at a
           --------------
     rate based upon the C$ Prime Rate.

          "C$ Prime Rate": with respect to a C$ Prime Loan, on any day, the
           -------------
     greater of (a) the annual rate of interest announced from time to time by CIBC as its reference rate then in effect for determining interest rates on C$ denominated commercial loans in Canada and (b) the annual rate of interest equal to the sum of (i) the CDOR Rate and (ii) 0.50% per annum.

          "CDOR Rate":  on any date, the per annum rate of interest which is the
           ---------
     rate based on the rate applicable to C$ bankers' acceptances for a term of 30 days (in the case of the definition of "C$ Prime Rate") or for a term equivalent to the term of, and for amounts comparable to the amount of, the relevant Bankers' Acceptances (in the case of the definition of "Applicable BA Discount Rate") appearing on the "Reuters Screen CDOR Page" (as defined in the International Swap Dealer Association, Inc. definitions, as modified and amended from time to time) for acceptances of Schedule I banks under the Bank Act (Canada) as of 10:00 A.M., Toronto time, on such date, or if such date is not a Business Day, then on the immediately preceding Business Day; provided, however, that if no such rate appears on the Reuters Screen
          --------  -------
     CDOR Page as contemplated, then the CDOR Rate on any date shall be calculated as the arithmetic mean of the rates for the term and amount referred to above applicable to C$ bankers' acceptances quoted by CIBC as of 10:00 A.M., Toronto time, on such date or, if such date is not a Business Day, then on the immediately preceding Business Day.

          "CERCLA":  the Comprehensive Environmental Response Compensation and
           ------
     Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. (S)9601 et seq.
                    -- ---

          "Change of Control":  with respect to the Company:  (a) any Person
           -----------------
     (including a Person's Affiliates and associates), other than a Permitted Holder, becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of more than 50% of the total voting power of the Company's Common Stock;

          (b) any Person (including a Person's Affiliates and associates), other than a Permitted Holder, becomes the beneficial owner of more than 33-1/3% of the total voting power of the Company's Common Stock, and the Permitted Holders beneficially own, in the aggregate, a lesser percentage of the total voting power of the Common Stock of the Company than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company; or

          (c) J. Peter Pierce shall cease to be the President of the Company;

     provided, however, that such event will not constitute a Change of Control
     --------  -------
     if the Company appoints a successor to J. Peter Pierce within 60 days of the occurrence of such event and such successor is satisfactory to the Required Lenders.

          "CIBC":  Canadian Imperial Bank of Commerce, a Canadian chartered
           ----
     bank, or one or more of its agencies, branches or affiliates in its or their respective capacity or capacities, as the case may be, as a Lender or Lenders hereunder.

          "Claims":  as defined in the definition of "Environmental Claims."
           ------

          "Class A Common Stock"  as defined in subsection 5.17.
           --------------------

          "Class B Common Stock"  as defined in subsection 5.17.
           --------------------

          "Client Acquisition Costs":  the capitalized unreimbursed costs of
           ------------------------
     acquiring and moving records of new clients into the facilities of either Borrower or any Subsidiary thereof.

          "Closing Date":  the date on which the conditions precedent set forth
           ------------
     in subsection 6.1 shall be satisfied.

          "Code":  the Internal Revenue Code of 1986, as amended from time to
           ----
     time.

          "Collateral":  all assets of the Loan Parties, now owned or
           ----------
     hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Commitment":  with respect to any Lender, such Lender's US Commitment
           ----------
     or Canadian Commitment, as the case may be.

          "Commitment Percentage":  as to any Lender at any time, the percentage
           ---------------------
     which such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Loans then outstanding constitutes of the aggregate principal amount of the Loans then outstanding); all amounts denominated in C$ shall be included in any computations pursuant to this definition at the US$ Equivalent thereof.

          "Commitment Period":  as to the Commitment of any Lender, the period
           -----------------
     from and including the Closing Date to but not including the Termination Date or such earlier date as the Commitments shall terminate as provided herein.

          "Common Stock":  all Capital Stock of such Person that is generally
           ------------
     entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

          "Commonly Controlled Entity":  an entity, whether or not incorporated,
           --------------------------
     which is under common control with the Company within the meaning of
     Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

          "Compliance Certificate":  as defined in subsection 7.2(b).
          ----------------------

          "Contractual Obligation":  as to any Person, any provision of any
           ----------------------
     security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Corporate Buy-Sell Agreement":  the Amended and Restated Corporate
           ----------------------------
     Buy-Sell Agreement between the Company and Constance P. Buckley, Katheryn Cox, Maurice E. Cox, Jr., Christopher Pierce, J. Peter Pierce, Leo W. Pierce, Jr., Mary E. Pierce, Michael Pierce and Barbara P. Quinn, individually and, if applicable, for the benefit of their respective children, dated as of July 19, 1996, amending and restating the Corporate Buy-Sell Agreement dated as of October 25, 1985 and as further amended, supplemented or otherwise modified in accordance with subsection 8.11.

          "Current Disposition":  as defined in subsection 4.4(b).
           -------------------

          "Default":  any of the events specified in Section 9, whether or not
           -------
     any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Disposition":  any transaction, or series of related transactions,
           -----------
     pursuant to which either Borrower and/or any of its Subsidiaries sells, assigns, transfers or otherwise disposes (other than sales of equipment or inventory in the ordinary course of business) of any property (whether now owned or hereafter acquired) to any other Person, in each case whether or not the consideration therefor to be received by such Borrower or a Subsidiary consists of cash, securities or the swap or exchange of assets owned by the acquiring Person, except any such transaction between or among the Borrowers and their Subsidiaries or between or among any such Subsidiaries of the Borrowers.

          "Domestic Subsidiary":  with respect to any Person, any Subsidiary of
           -------------------
     such Person that is incorporated or organized under the laws of the United States or any state thereof.

          "Draft":  a blank bill of exchange, within the meaning of the Bills of
           -----
     Exchange Act (Canada), in substantially the form set forth in Exhibit B hereto, drawn by the Canadian Borrower on a C$ Lender, denominated in C$ and bearing such distinguishing letters and numbers as such Lender may determine, but which at such time, except as otherwise provided herein, has not been completed or accepted by such Lender.

          "Drawing":  the creation and purchase of Bankers' Acceptances and/or
           -------
     the purchase of completed Drafts, by the C$ Lenders pursuant to subsection 3.2.

          "EBITDA":  for any period for any Person, the consolidated Net Income
           ------
     of such Person and its Subsidiaries, plus, to the extent deducted in determining such Net Income for such period, (a) Interest Expense, (b) amortization of intangibles and deferred financing fees, (c) depreciation,
     (d) provisions for taxes, and, in the case of the Company, all Tax Distributions, (e) any extraordinary, unusual or non-recurring gains or losses or charges, (f) any other non-cash items reducing such Net Income, all as determined on a consolidated basis in accordance with GAAP and (g) any amounts charged against such Net Income with respect to payments to Permitted Holders not exceeding of US$700,000 in any period of twelve consecutive months; provided that, for purposes of determining EBITDA for
                         --------
     any period that includes any one or more of the calendar months occurring during the period from August 1, 1995 through July 31, 1996, EBITDA for such period shall be increased for each such calendar month by an amount equal to US$170,000.

          "Environmental Claims":   any and all administrative, regulatory or
           --------------------
     judicial actions, suits, written directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without
                                                   ------
     limitation, (a) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Laws and (b) Claims by any third party pursuant to Environmental Laws seeking damages, contributions, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Costs":  any and all costs, fines, penalties, expenses,
           -------------------
     damages and liabilities, including, without limitation, the fees of attorneys and environmental consultants, arising directly under Environmental Laws.

          "Environmental Law":  any Federal, state, provincial, foreign or local
           -----------------
     statute, law, rule, regulation, ordinance or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Hazardous Materials Transportation Act, as amended, 49

     U.S.C. (S) 1801 et seq.; the Federal Water Pollution Control Act, as
                     -- ---
     amended, 33 U.S.C. (S) 1251 et seq.; the Toxic Substances Control Act, 15
                                 -- ---
     U.S.C. (S) 2601 et seq.; the Clean Air Act, 42 U.S.C. (S) 7401 et seq.; the
                     -- ---                                         -- ---
     Safe Drinking Water Act, 42 U.S.C. (S) 3808 et seq.; the Oil Pollution Act
                                                 -- ---
     of 1990, 33 U.S.C. (S) 2701 et seq.; the Emergency Planning and Community
                                 -- ---
     Right-To-Know-Act of 1986, 42 U.S.C. (S) 11001 et seq.; any applicable
                                                    -- ---
     state and local or foreign counterparts or equivalents; and any Canadian federal, provincial, municipal or local counterparts or equivalents thereof, including the Canadian Environmental Protection Act, as amended, the Environmental Protection Act (Ontario), as amended, and the Ontario Water Resources Act and any foreign counterparts or equivalents thereof; and the terms and conditions of any environmental permit issued pursuant to any Environmental Law to either Borrower or its Subsidiaries or any facility owned or operated by such Borrower or its Subsidiaries.

          "ERISA": the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time.

          "Eurocurrency Reserve Requirements":  for any day as applied to a
           ---------------------------------
     Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

          "Eurodollar Base Rate":  with respect to each day during each Interest
           --------------------
     Period pertaining to a Eurodollar Loan, the rate per annum determined by the US Administrative Agent to be the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for deposits in US Dollars with a term comparable to such Interest Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 A.M., London time, on the second full Business Day preceding the first day of such Interest Period; provided, however, that if
                                                      --------  -------
     there shall at any time no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, "Eurodollar Base Rate" shall mean, with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which CIBC is offered US Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period. "Telerate
                                                                      --------
     British Bankers Assoc. Interest Settlement Rates Page" shall mean the
     -----------------------------------------------------
     display designated as Page 3750 on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which US Dollar deposits are offered by leading banks in the London interbank deposit market).

          "Eurodollar Loans":  US$ Loans the rate of interest applicable to
           ----------------
     which is based upon the Eurodollar Rate.

          "Eurodollar Rate":  with respect to each day during each Interest
           ---------------
     Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                             Eurodollar Base Rate
                   ----------------------------------------
                   1.00 - Eurocurrency Reserve Requirements

          "Eurodollar Tranche":  the collective reference to Eurodollar Loans
           ------------------
     the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "Event of Default":  any of the events specified in Section 9,
           ----------------
     provided that any requirement for the giving of notice, the lapse of time,
     --------
     or both, or any other condition, has been satisfied.

          "Exchange Act":  the Securities Exchange Act of 1934, as amended, and
           ------------
     the rules and regulations promulgated thereunder.

          "Existing Credit Agreement":  the Second Amended and Restated Credit
           -------------------------
     Agreement, dated as of February 4, 1993, as amended and restated as of June 30, 1994 and further amended and restated as of October 27, 1995, among the Borrowers, the banks parties thereto and Banque Paribas, New York Branch, as agent thereunder.

          "Federal Funds Rate":  for any particular date, an interest rate per
           ------------------
     annum equal to the interest rate (rounded upward to the nearest 1/16th of 1%) offered in the interbank market to CIBC as the overnight Federal Funds Rate at or about 10:00 A.M., New York City time, on such day (or, if such day is not a Business Day, for the next preceding Business Day).

          "Fixed Charge Coverage Ratio":  for any period, the ratio of (a)
           ---------------------------
     EBITDA of the Company for such period to (b) Fixed Charges for such period.

          "Fixed Charges":  for any period, the sum of the following for such
           -------------
     period: (a) Interest Expense, (b) the excess, if any, of the aggregate principal amount of Loans outstanding on the first day of such period over the maximum aggregate amount of the Commitments on the last day of such period, giving effect to the scheduled reductions required under subsection 4.3(a) and 4.3(b), (c) income taxes paid by the Company and its Subsidiaries, (d) Tax Distributions and (e) the amount of Capital Expenditures relating to the Company's normal maintenance program.

          "Foreign Subsidiary":  any Subsidiary organized under the laws of any
           ------------------
     jurisdiction outside the United States of America.

          "GAAP":  generally accepted accounting principles in the United States
           ----
     of America in effect from time to time.

          "Governmental Authority":  any nation or government, any state or
           ----------------------
     other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee Obligation":  as to any Person (the "guaranteeing person"),
           --------------------                           -------------------
     without duplication, any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person
                                -------------------
     (the "primary obligor") in any manner, whether directly or indirectly,
           ---------------
     including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided,
                                                                     --------
     however, that the term Guarantee Obligation shall not include endorsements
     -------
     of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

          "Hazardous Materials":  (a) any petroleum or petroleum products,
           -------------------
     radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas in excess of four picocuries per liter; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

          "Indebtedness":  of any Person at any date, without duplication, (a)
           ------------
     all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than accounts payable or trade payables and other accrued liabilities incurred in the ordinary course of business and payable in accordance with customary practices), provided that amounts deferred and owing with respect to non-competition or
     --------
     consulting agreements with respect to Permitted Acquisitions or existing on the Closing Date up to an aggregate amount of $5,000,000 at any one time outstanding shall not constitute Indebtedness, (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all Capitalized Lease Obligations of such Person, (e) for purposes of subsection 8.4 and Section 9(e), all obligations of such Person in respect of any Interest Rate Protection Agreements, and (f) all liabilities secured by any Lien on any property owned by such Person in circumstances where such Person has not assumed or otherwise become liable for the payment thereof, which Indebtedness shall be limited to the lesser of the value of the property or the amount of the liability.

          "Insolvency":  with respect to any Multiemployer Plan, the condition
           ----------
     that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent":  pertaining to a condition of Insolvency.
           ---------

          "Interest Expense":  for any period for any Person, the total
           ----------------
     consolidated interest expense of such Person and its Subsidiaries for such period (calculated on an accrual basis without regard to any limitations on the payment thereof and excluding amortization of deferred financing costs) in respect of all Indebtedness of such Person for such period plus, without duplication, that portion of Capitalized Lease Obligations of such Person and its Subsidiaries representing the interest factor for such period.

          "Interest Payment Date":  (a) as to any Base Rate Loan or C$ Prime
           ---------------------
     Loan, the last day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurodollar Loan having an Interest Period longer than three months, the day which is three months after the first day of such Interest Period and the last day of such Interest Period.

          "Interest Period":  with respect to any Eurodollar Loan:
           ---------------

                    (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Company in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                    (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Company by irrevocable notice to the US Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

     provided that, all of the foregoing provisions relating to Interest Periods
     --------
     are subject to the following:

               (i) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (ii) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date;

               (iii) any Interest Period pertaining to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (iv) the Company shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

          "Interest Rate Protection Agreement":  any interest rate protection
           ----------------------------------
     agreement, interest rate future, interest rate option, interest rate cap or collar or other interest rate hedge arrangement, to or under which the Company or any of its Subsidiaries is a party or a beneficiary.

          "Leverage Ratio":  at any date of determination thereof, the ratio of
           --------------
     (a) Total Net Debt at such date to (b) Adjusted EBITDA for the then most recently ended period of (i) in the case of the calculation of the Applicable Margin, four consecutive fiscal quarters, or (ii) in the case of subsection 8.10(a), twelve consecutive calendar months, for which financial statements shall have been delivered to the Lenders pursuant to subsection 5.1, 7.1(a), 7.1(b) or 7.1(c), as the case may be.

          "Lien":  any mortgage or deed of trust, pledge, hypothecation,
           ----
     assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including without limitation, any Capitalized Lease Obligation, conditional sale, or other title retention agreement having substantially the same economic effect as any of the foregoing).

          "Limited Partnership":  collectively, PLC Command I, L.P. and PLC
           -------------------
     Command II, L.P., each a limited partnership organized and existing under the laws of the Commonwealth of Pennsylvania.

          "Loan Documents":  this Agreement, each Draft, each Bankers'
           --------------
     Acceptance, any Notes, the Security Documents and any document, agreement or certificate executed or delivered in connection herewith.

          "Loan Parties":  each Borrower, each Shareholder and each Subsidiary
          ------------
      of the Company which is a party to a Loan Document.

          "Loans":  the collective reference to the US$ Loans and the C$ Loans.
           -----

          "Local Time":  (a) in the case of matters relating to US$ Loans, New
           ----------
     York City time, and (b) in the case of matters relating to C$ Loans, Toronto time.

          "Management Services Agreement":  collectively, the Management and
           -----------------------------
     Administrative Services Agreement and the Software and Technology Services Agreement, each dated as of October 27, 1995, between the Company and the Canadian Borrower pursuant to which certain services are obligated to be provided by the Company to the Canadian Borrower for which services the Canadian Borrower is obligated to pay to the Company certain fees as provided in such Agreements, as such Agreements may be amended, supplemented or otherwise modified in accordance with subsection 8.11.

          "Material Adverse Effect":  a material adverse effect on (a) the
           -----------------------
     business, operations, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or (b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Administrative Agents or the Lenders hereunder or thereunder.

          "Montreal Property":  the real property located at 1655 Fleetwood,
           -----------------
     Laval, Quebec, Canada.

          "Mortgages":  the collective reference to all US Mortgages and all
           ---------
     Canadian Mortgages.

          "Multiemployer Plan":  a Plan which is a multiemployer plan as defined
           ------------------
     in Section 4001(a)(3) of ERISA.

          "Net Income":  with respect to any Person for any period, the
           ----------
     consolidated net income of such Person and its Subsidiaries for such period determined in accordance with GAAP, excluding any foreign currency translation gains or losses added or deducted, as applicable, in the computation of Net Income.

          "Net Proceeds":
           ------------

               (a) in the case of any Disposition, the aggregate amount of all cash payments received by the relevant Borrower and its Subsidiaries directly or indirectly in connection with such Disposition; provided
                                                                      --------
          that (i) Net Proceeds shall be net of (x) the amount of any legal, title and recording tax expenses, commissions and other fees and expenses paid by such Borrower and its Subsidiaries in connection with such Disposition and (y) any federal, state, provincial and local income or other taxes estimated to be payable by such Borrower and its Subsidiaries (or, to the extent such Borrower is a Subchapter S corporation, by such Borrower and/or the Shareholders) as a result of such Disposition (but only to the extent that such estimated taxes are in fact paid to the relevant federal, state, provincial or local Governmental Authority) and (ii) Net Proceeds shall be net of any repayments by such Borrower or any of its Subsidiaries of Indebtedness to the extent that (x) such Indebtedness is secured by a Lien on the property that is subject to such Disposition (which Indebtedness shall be valued at the lesser of the value of the property or the amount of the Indebtedness) and (y) the transferee of (or holder of a Lien on) such property requires that such Indebtedness be repaid as a condition to the purchase of such property; and

               (b) in the case of any Casualty Event, the aggregate amount of proceeds of insurance (other than business interruption insurance), condemnation awards and other compensation received by the relevant Borrower and its Subsidiaries in respect of such Casualty Event net of
          (i) reasonable expenses incurred by such Borrower and its Subsidiaries in connection therewith, (ii) contractually required repayments on Indebtedness (other than Indebtedness hereunder) to the extent secured by a Lien on such property, (iii) any income and transfer taxes payable by such Borrower or any of its Subsidiaries (or, to the extent such Borrower is a Subchapter S corporation, by such Borrower and/or its Shareholders) in respect of such Casualty Event and (iv) costs resulting from the use of alternate facilities or warehouses by such Borrower and/or any Subsidiaries as a result of such Casualty Event.

          "Non-Excluded Taxes":  as defined in subsection 4.11.
           ------------------

          "Notes":  the collective reference to the US$ Notes and C$ Notes.
           -----

          "Participant":  as defined in subsection 11.6(b).
           -----------

          "Partnership Agreement":  the PLC Command I, L.P. Limited Partnership
           ---------------------
     Agreement dated as of October 23, 1995 between PLC Command I, Inc. as general partner and the Company as limited partner, as amended, supplemented or modified thereto, and the PLC Command II, L.P. Limited Partnership Agreement dated as of October 23, 1995 between PLC Command II, Inc. as general partner and the Company as general partner, as amended, supplemented or modified thereto.

          "PBGC":  the Pension Benefit Guaranty Corporation established pursuant
           ----
     to Subtitle A of Title IV of ERISA.

          "Permitted Acquisition":  any acquisition by the Company or any Wholly
           ---------------------
     Owned Subsidiary, on or after the Closing Date, whether through a purchase of Capital Stock or assets or through a merger, consolidation or amalgamation, of another Person or the assets constituting an entire business or operating business unit of another Person, provided that:
                                                            --------

          (a) the assets so acquired or, as the case may be, the assets of the Person so acquired shall be in or related to the archives records management business;

          (b) no Default or Event of Default shall have occurred and be continuing at the time thereof or would result therefrom;

          (c) the Company shall have delivered to the US Administrative Agent, as soon as available but in no event later than the earlier of (i) 10 days after the execution thereof and (ii) 3 Business Days prior the closing of such acquisition, a copy of the executed purchase agreement with respect thereto (without exhibits, except to the extent available and requested by the US Administrative Agent) or the most recent draft thereof;

          (d) if the Purchase Price of such Permitted Acquisition would exceed US$25,000,000 (or the equivalent thereof in other currencies), the Required Lenders shall have consented in writing to such Permitted Acquisition, provided, however, that no consent shall be required for
                       --------  -------
          an acquisition consummated by a Borrower prior to the initial borrowing hereunder;

          (e) if, after giving effect to such acquisition, the aggregate amount of the proceeds of Acquisition Loans made in any fiscal year of the Company that are used to fund Permitted Acquisitions shall exceed US$65,000,000, (i) the Required Lenders shall have consented in writing to such Permitted

          Acquisition and (ii) the Company shall, not less than five Business Days prior to the closing of such Permitted Acquisition, have provided updated financial projections for the then remaining life of this Agreement and delivered a compliance certificate of a Responsible Officer demonstrating pro forma compliance with subsections 8.8, 8.9 and 8.10 for the then remaining life of this Agreement; and

          (f) such acquisition shall be effected in such manner so that the acquired Capital Stock or assets are owned either by the Company or a Wholly Owned Subsidiary and, if effected by merger, consolidation or amalgamation, the Company or a Wholly Owned Subsidiary shall be the continuing, surviving or resulting entity.

          "Permitted Holders":  collectively, Leo W. Pierce, Sr., his children
           -----------------
     or other lineal descendants (whether adoptive or biological), the spouses of any of the foregoing and any probate estate of any such individual and any trust, so long as one or more of the foregoing individuals is the principal beneficiary of such trust, and any partnership, corporation or other entity all of the partners, shareholders, members or owners of which are any one or more of the foregoing.

          "Permitted Intercompany Indebtedness":  (a) loans and advances from
           -----------------------------------
     the Company to the Canadian Borrower, (b) loans and advances from the Canadian Borrower to the Company, and (c) accrued but unpaid fees owing by the Canadian Borrower to the Company pursuant to the Management Services Agreement.

          "Permitted Mortgage Debt":  Indebtedness of the Company permitted by
           -----------------------
     subsection 8.4(c).

          "Person":  an individual, partnership, corporation, business trust,
           ------
     joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Pierce Family Partnership":  Pierce Family Partnership Ltd., a
           -------------------------
     limited partnership created under the laws of the Commonwealth of Pennsylvania.

          "Pierce Group":  include one or more of each of Constance P. Buckley,
           ------------
     Katheryn Cox, Maurice E. Cox, Jr., J. Peter Pierce, Leo W. Pierce, Sr., Leo
     W. Pierce, Jr., Mary E. Pierce, Michael J. Pierce, Barbara P. Quinn, Monica Cox Durfee, Constance Cox, Andrea J. Cox, Deirdre Cox, Maurice Cox, III, Gregory Cox, Christopher Cox, Adrien Cox, Brendan Cox, Timothy Cox, Conor Cox, Suzanne Cox, Sarah Quinn, Michael A. Pierce, Matthew Pierce, Daniel J. Quinn, Jr., Marjorie L. Pierce, Conor F. Quinn, Kate Pierce, Alexandra R. Pierce, Julia S. Pierce, John P. Pierce, Jr., Dylan Quinn, Hilary L. Buckley, and Hannah R. Buckley.

          "Plan":  at a particular time, any employee benefit plan which is
           ----
     covered by ERISA and in respect of which the Company or a Commonly Controlled Entity is

     (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledged Securities":  as defined in the U.S. Global Guarantee and
           ------------------
     Security Agreement.

          "PPSA":  the Personal Property Security Act (Ontario).
           ----

          "Purchase Price":  with respect to any Permitted Acquisition, an
           --------------
     amount equal to the sum of (i) the aggregate consideration, whether cash, property (at the fair market value thereof determined in good faith by the Board of Directors) or securities (including, without limitation, any Indebtedness incurred pursuant to subsection 8.4(f) and the fair market value of any Capital Stock of the Company issued to the seller in such Permitted Acquisition), paid or delivered by the Company and its Subsidiaries in connection with such Permitted Acquisition plus (ii) the aggregate amount of liabilities of the acquired business (net of current assets of the acquired business) that would be reflected on a balance sheet (if such were to be prepared) of the Company and its Subsidiaries after giving effect to such Permitted Acquisition.

          "RCRA":  shall mean the Resource Conservation and Recovery Act, as the
           ----
     same may be amended from time to time, 42 U.S.C. (S) 6901 et seq.
                                                               -- ---

          "Refunding Bankers' Acceptance":  as defined in subsection 3.3(d).
           -----------------------------

          "Registers":  as defined in subsection 11.6(d).
           ---------

          "Regulation D, G, T, U or X":  Regulation D, G, T, U or X of the Board
           --------------------------
     of Governors of the Federal Reserve System as in effect from time to time.

          "Reinvestable Proceeds":  as defined in subsection 4.1(b).
           ---------------------

          "Release":  disposing, discharging, injecting, spilling, pumping,
           -------
     leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

          "Reorganization":  with respect to any Multiemployer Plan, the
           --------------
     condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event":  any of the events set forth in Section 4043(b) of
           ----------------
     ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. (S) 2615.

          "Required C$ Lenders":  at any date, C$ Lenders the C$ Commitment
           -------------------
     Percentages of which aggregate at least 66-2/3% at such date.

          "Required Lenders":  at any date, Lenders the Commitment Percentages
           ----------------
     of which aggregate at least 66-2/3% at such date.

          "Required US$ Lenders":  at any date, US$ Lenders the US Commitment
           --------------------
     Percentages of which aggregate at least 66-2/3% at such date.

          "Requirement of Law":  as to any Person, the Certificate of
           ------------------
     Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer":  with respect to either Borrower, the chief
           -------------------
     executive officer, the president, the chief financial officer or the treasurer of such Borrower.

          "Restricted Payment":  as defined in the Senior Subordinated Notes
           ------------------
     Indenture, as in effect on the date hereof.

          "Securities Act":  the Securities Act of 1933, as amended, and the
           --------------
     rules and regulations promulgated thereunder.

          "Security Documents":  the collective reference to the US Security
           ------------------
     Documents and the Canadian Security Documents.

          "Senior Subordinated Notes":  the Senior Subordinated Notes due 2006
           -------------------------
     of the Company in an aggregate principal amount of US$200,000,000 issued pursuant to the Senior Subordinated Notes Indenture, as the same may be amended, sup-plemented or otherwise modified from time to time in accordance with subsection 8.11.

          "Senior Subordinated Notes Indenture":  the Senior Subordinated Notes
           -----------------------------------
     Indenture, dated as of July 15, 1996, between the Company and United States Trust Company of New York, as trustee, as amended, supplemented or otherwise modified from time to time in accordance with subsection 8.11.

          "Shareholders":  as defined in subsection 5.17.
           ------------

          "Shareholders' Agreements":  collectively, all agreements entered into
           ------------------------
     by the Company or its Subsidiaries, on the one hand, and any Affiliate of the Company, on the other hand, governing the terms and relative rights of its Capital Stock and any agreements entered into by Affiliates of the Company with respect to the capital stock or other equity interest of the Company or any of its Subsidiaries.

          "Single Employer Plan":  any Plan which is covered by Title IV of
           --------------------
     ERISA, but which is not a Multiemployer Plan.

          "Subsidiary":  as to any Person, a corporation, partnership or other
           ----------
     entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "Tax Distributions":  for so long as the Company is taxed as an S
           -----------------
     corporation or other pass-through entity for federal income tax purposes, distributions to the holders of Capital Stock of the Company based on estimates of the highest amount of federal, state and local income tax per share of Capital Stock that any holder of Capital Stock of the Company would be required to pay as a result of the Company's being treated as a pass-through entity for income tax purposes.

          "Tax Refund":  with respect to either Borrower, any cash payment
           ----------
     received by such Borrower as a rebate or refund of any federal, state, provincial or local income taxes paid by such Borrower or of any taxes with respect to the assets or properties of such Borrower.

          "Tax Sharing Agreements":  collectively, all tax sharing, tax
           ----------------------
     allocation and other similar agreements entered into by the Company or any of its Subsidiaries.

          "Termination Date":  June 30, 2002.
           ----------------

          "Texas Avenue Property":  that certain real property leased by the
           ---------------------
     Company pursuant to a Ground Lease, dated as of August 1, 1922, between the Company and S. Bernard Naman, as Trustee, located at 1120 Texas Avenue, Houston, Texas.

          "Total Net Debt":  at any date of determination, without duplication,
           --------------
     the excess, if any, of all Indebtedness of the Company and its Subsidiaries (excluding (a) all Indebtedness of the type described in clause (e) of the definition thereof, except to the extent amounts are owing with respect thereto upon the termination of the respective agreement constituting such Indebtedness) and all Guarantee Obligations of the Company and its Subsidiaries in respect of Indebtedness of third Persons over (b) any cash balances in excess of US$500,000 then standing to the credit of the Company and its Subsidiaries in their respective operating accounts and the aggregate amount of Cash Equivalents then owned by the Company and its Subsidiaries.

          "Transferee":  as defined in subsection 11.6(f).
           ----------

          "Travelers Corporation Building Archives":  the real property located
           ---------------------------------------
     at 1100 Kennedy Boulevard, Windsor, Connecticut.

          "Type":  (a) as to any US$ Loan, its nature as an Base Rate Loan or a
           ----
     Eurodollar Loan and (b) as to any C$ Loan, its nature as a C$ Prime Loan or a Bankers' Acceptance.

          "US Administrative Agent":  Canadian Imperial Bank of Commerce, New
           -----------------------
     York Agency, together with its affiliates, as the arranger of the Commitments and as the agent for the Lenders under this Agreement and the other Loan Documents.

          "US Administrative Office":  the US Administrative Agent's office
           ------------------------
     located at 425 Lexington Avenue, New York, New York 10017, or such other office in the United States as may be designated by the US Administrative Agent by written notice to the Company and the Lenders.

          "US Commitment":  as to any US$ Lender, its obligation to make US$
           -------------
     Loans to the Company hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1 as such Lender's "US Commitment", as such amount may be changed from time to time as provided herein. The original aggregate principal amount of the US Commitments is US$100,000,000.

          "US Commitment Percentage":  as to any US$ Lender at any time, the
           ------------------------
     percentage of the aggregate US Commitments then constituted by such Lender's US Commitment.

          "US$ Equivalent":  on any date of determination, with respect to any
           --------------
     amount in C$, the equivalent in US Dollars of such amount, determined by the US Administrative Agent using the Canadian Exchange Rate then in effect.

          "US$ Exchange Rate":  on a particular date, the rate at which US$
          -----------------
     may be exchanged into C$, determined by reference to the Bank of Canada noon rate as published on the Reuters Screen page BOFC on the immediately preceding Business Day. In the event that such rate does not appear on such Reuters page, the "US$ Exchange Rate" shall be determined by reference to
                        -----------------
     any other means (as selected by the relevant Administrative Agent) by which such rate is quoted or published from time to time by the Bank of Canada (in each case as in effect at or about 12:00 Noon, Toronto time, on the Business Day immediately preceding the relevant date of determination); provided, that if at the time of any such determination, for any reason,
     --------
     no such exchange rate is being quoted or published, the relevant Administrative Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.

          "US$ Lender":  each Lender designated as a "US$ Lender" on Schedule
           ----------
     1.1, as such Schedule may be modified from time to time as provided herein.

          "US$ Loans":  as defined in subsection 2.1(a).
           ---------

          "US Dollars" and "US$":  dollars in lawful currency of the United
           ----------       ---
     States of America.

          "US Global Guarantee and Security Agreement":  the US Global Guarantee
           ------------------------------------------
     and Security Agreement, substantially in the form of Exhibit D.

          "US Lending Office":  as to each US$ Lender, the office in the United
           -----------------
     States specified as the "US Lending Office" of such Lender on Schedule 1.1 or in an Assignment and Acceptance, as the case may be, or such other office in the United States as may be designated by such Lender by written notice to Company and the US Administrative Agent.

          "US Mortgage":  a mortgage to be executed and delivered by a domestic
           -----------
     Loan Party, with respect to a US Mortgaged Property, substantially in the form of Exhibit F-2, as the same may be amended, supplemented or otherwise modified from time to time.

          "US Mortgaged Properties":  all real property listed and identified as
           -----------------------
     such in Part B of Schedule 5.8 and designated as such.

          "US$ Notes":  as defined in subsection 4.1(f).
           ---------

          "US Register":  as defined in subsection 11.6(d).
           -----------

          "US Security Documents":  the collective reference to the US Global
           ---------------------
     Guarantee and Security Agreement, the US Mortgages and all other security documents hereafter delivered to the US Administrative Agent granting a Lien on any asset or assets of the Company or any Domestic Subsidiary to secure the obligations and liabilities of the Company hereunder and under any of the other Loan Documents or to secure any guarantee by any subsidiary of any such obligations and liabilities.

          "Wholly Owned Subsidiary":   any Subsidiary, 99% or more of the
           -----------------------
     outstanding Capital Stock (other than directors' qualifying shares or shares held pursuant to similar requirements of law in respect of Foreign Subsidiaries) of which are owned, directly or indirectly, by the Company.

          1.2  Other Definitional Provisions.  (a)  Unless otherwise specified
               -----------------------------
therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Company and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                         SECTION 2.  THE US COMMITMENTS

          2.1  The US Commitments.  (a)  Subject to the terms and conditions
               ------------------
hereof, each US$ Lender severally agrees to make revolving credit loans ("US$
                                                                          ---
Loans") to the Company from time to time during the Commitment Period in an
-----
aggregate principal amount at any one time outstanding not to exceed the amount of such Lender's US Commitment. During the Commitment Period the Company may use the US Commitments by borrowing, prepaying or repaying the US$ Loans of such Lender in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          (b) The US$ Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (iii) a combination thereof, as determined by the Company and notified to the US Administrative Agent in accordance with subsections 2.2 and 2.3, provided that no US$ Loan shall be made as a Eurodollar Loan after the day
     --------
that is one month prior to the Termination Date.

          2.2  Procedure for US$ Loan Borrowing.   The Company may borrow under
               --------------------------------
the US Commitments during the Commitment Period on any Business Day, provided
                                                                     --------
that the Company shall give the US Administrative Agent irrevocable written or telephonic notice (in the case of telephonic notice, to be promptly confirmed in writing) (which notice must be received by the US Administrative Agent prior to 10:00 A.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested US$ Loans are to be initially Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Period or Interest Periods therefor. Each borrowing under the US Commitments shall be in an amount equal to
(x) in the case of Base Rate Loans, US$300,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available Commitments are less than US$300,000, such lesser amount) and (y) in the case of Eurodollar Loans, US$1,000,000 or a whole multiple of US$100,000 in excess thereof (or, if the then Available Commitments are less then US$1,000,000, such lesser amount). Upon receipt of any such notice from the Company, the US Administrative Agent shall promptly notify each US$ Lender thereof. Each US$ Lender will make the amount of its pro rata share of each borrowing available to the US Administrative Agent for the account of the Company at the US Administrative Office prior to 11:00 A.M., New York City time, on the

Borrowing Date requested by the Company in funds immediately available to the US Administrative Agent. Such borrowing will then be made available to the Company by the US Administrative Agent crediting the account of the Company on the books of such office with the aggregate of the amounts made available to the US Administrative Agent by the US$ Lenders and in like funds as received by the US Administrative Agent.

          2.3  Conversion and Continuation Options. (a)  The Company may elect
               -----------------------------------
from time to time to convert Eurodollar Loans to Base Rate Loans by giving the US Administrative Agent at least one Business Day's prior irrevocable written or telephonic notice (in the case of telephonic notice, to be promptly confirmed in writing) of such election, provided that if any such conversion of Eurodollar
                           --------
Loans occurs on a day other than the last day of an Interest Period with respect thereto the Company shall pay any breakage costs in connection with such conversion. The Company may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the US Administrative Agent at least three Business Days' prior irrevocable written or telephonic notice (in the case of telephonic notice, to be promptly confirmed in writing) of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the US Administrative Agent shall promptly notify each US$ Lender thereof. All or any part of outstanding Eurodollar Loans and Base Rate Loans may be converted as provided herein, provided that (i) no Base Rate Loan may be
                                     --------
converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the US Administrative Agent has or the Required US$ Lenders have determined that such a conversion is not appropriate and (ii) no Base Rate Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Termination Date.

          (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Company giving, at least three Business Days prior, irrevocable written or telephonic notice (in the case of telephonic notice, to be promptly confirmed in writing) to the US Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan
                                                --------
may be continued as such (i) when any Event of Default has occurred and is continuing and the US Administrative Agent has or the Required US$ Lenders have determined that such a continuation is not appropriate or (ii) after the date that is one month prior to the Termination Date in accordance with the terms described above and provided, further, that if the Company shall fail to give
                    --------  -------
such notice or if such continuation is not permitted such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any notice given by the Company pursuant to this subsection 2.3(b), the US Administrative Agent shall promptly notify each US$ Lender thereof.

          2.4  Minimum Amounts and Maximum Number of Eurodollar Tranches.
               ---------------------------------------------------------
Notwithstanding anything to the contrary in this Agreement, all borrowings, payments, prepayments, conversions and continuations of US$ Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Eurodollar Tranche shall be equal to US$1,000,000 or a whole multiple of US$100,000 in excess thereof. More than one borrowing may occur on the same date, but in no event shall there be more than five Eurodollar Tranches outstanding at any time.


                      SECTION 3.  THE CANADIAN COMMITMENTS

          3.1  The Canadian Commitments.  Subject to the terms and conditions
               ------------------------
hereof, each C$ Lender severally agrees to make revolving credit loans (which shall be C$ Prime Loans) to, and to accept and, at the option of the Canadian Borrower, purchase Bankers' Acceptances from, the Canadian Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed such Lender's Canadian Commitment. During the Commitment Period, the Canadian Borrower may use the Canadian Commitments by borrowing, prepaying or repaying the C$ Prime Loans or Bankers' Acceptances, in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          3.2  Procedure for C$ Loan Borrowing.  The Canadian Borrower may
               -------------------------------
borrow C$ Prime Loans during the Commitment Period on any Business Day, provided
                                                                        --------
that the Canadian Borrower shall give the Canadian Administrative Agent irrevocable written or telephonic notice (in the case of telephonic notice, to be promptly confirmed in writing) (which notice must be received by the Canadian Administrative Agent prior to 10:00 A.M., Toronto time, one Business Day prior to the requested Borrowing Date), specifying (a) the amount to be borrowed and
(b) the requested Borrowing Date. Each borrowing of C$ Prime Loans shall be in an amount equal to C$300,000 or a whole multiple of C$100,000 in excess thereof. Upon receipt of any such irrevocable notice from the Canadian Borrower, the Canadian Administrative Agent shall promptly notify each C$ Lender thereof.
Each C$ Lender will make the amount of its pro rata share of each such borrowing available to the Canadian Administrative Agent for the account of the Canadian Borrower at the Canadian Administrative Office prior to 11:00 A.M., Toronto time, on the Borrowing Date requested by the Canadian Borrower in funds immediately available to the Canadian Administrative Agent. Such borrowing will then be made available, on such Borrowing Date to the Canadian Borrower by the Canadian Administrative Agent crediting the account of the Canadian Borrower on the books of the Canadian Administrative Office with the aggregate of the amounts made available to the Canadian Administrative Agent by the C$ Lenders and in like funds as received by the Canadian Administrative Agent.

          3.3  Bankers' Acceptances.  (a)  The Canadian Borrower may issue
               --------------------
Bankers' Acceptances denominated in C$, for acceptance and, at the Canadian Borrower's option, purchase by the C$ Lenders, each in accordance with the provisions of this subsection 3.3.

          (b)  Procedures.
               ----------

          (1)  Notice.  The Canadian Borrower shall notify the Canadian
               ------
     Administrative Agent by irrevocable written or telephonic notice (in the case of telephonic notice, to be promptly confirmed in writing) by 10:00 A.M., Toronto time, one Business Day prior to the Borrowing Date in respect of any borrowing by way of Bankers' Acceptances.

          (2)  Minimum Borrowing Amount.  Each borrowing by way of Bankers'
               ------------------------
     Acceptances shall be in a minimum aggregate face amount of C$1,000,000 or a whole multiple of C$100,000 in excess thereof.

          (3)  Face Amounts.  The face amount of each Bankers' Acceptance shall
               ------------
     be C$100,000 or any whole multiple thereof.

          (4)  Term.  Bankers' Acceptances shall be issued and shall mature on a
               ----
     Business Day. Each Bankers' Acceptance shall have a term of 30, 60, 90 or 180 days (or such shorter or longer term as shall be agreed to by all of the C$ Lenders), shall mature on or before the Termination Date and shall be in form and substance reasonably satisfactory to each C$ Lender.

          (5)  Bankers' Acceptances in Blank.  To facilitate the acceptance of
               -----------------------------
     Bankers' Acceptances under this Agreement, the Canadian Borrower shall, from time to time as required, provide to the Canadian Administrative Agent Drafts duly executed and endorsed in blank by the Canadian Borrower in quantities sufficient for each C$ Lender to fulfill its obligations hereunder. Each C$ Lender is hereby authorized to accept such Drafts endorsed in blank in such face amounts as may be determined by such C$ Lender in accordance with the terms of this Agreement, provided that the
                                                            --------
     aggregate amount thereof is less than or equal to the aggregate amount of Bankers' Acceptances required to be accepted by such C$ Lender. No C$ Lender shall be responsible or liable for its failure to accept a Bankers' Acceptance if the cause of such failure is, in whole or in part, due to the failure of the Canadian Borrower to provide duly executed and endorsed Drafts to the Canadian Administrative Agent on a timely basis, nor shall any C$ Lender be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except loss or improper use arising by reason of the gross negligence or willful misconduct of such C$ Lender, its officers, employees, agents or representatives. The Canadian Administrative Agent and each C$ Lender shall exercise such care in the custody and safekeeping of Drafts as it would exercise in the custody and safekeeping of similar property owned by it. Each C$ Lender will, upon the request of the Canadian Borrower, promptly advise the Canadian Borrower of the number and designation, if any, of Drafts then held by it for the Canadian Borrower. Each C$ Lender shall maintain a record with respect to Drafts and Bankers' Acceptances (i) received by it from the Canadian Administrative Agent in blank hereunder,
     (ii) voided by it for any reason, (iii) accepted by it hereunder, (iv) purchased by it hereunder and (v) cancelled at their respective maturities. Each C$ Lender further agrees to retain such records in the manner and for the statutory periods provided in the various Canadian provincial or federal statutes and regulations which apply to such C$ Lender.

          (6)  Execution of Bankers' Acceptances.  Drafts of the Canadian
               ---------------------------------
     Borrower to be accepted as Bankers' Acceptances hereunder shall be duly executed on behalf of the Canadian Borrower. Notwithstanding that any person whose signature appears on any Bankers' Acceptance as a signatory for the Canadian Borrower may no longer be an authorized signatory for the Canadian Borrower at the date of issuance of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance, and any such Bankers' Acceptance so signed shall be binding on the Canadian Borrower.

          (7)  Issuance of Bankers' Acceptances.  Promptly following receipt of
               --------------------------------
     a notice of borrowing by way of Bankers' Acceptances, the Canadian Administrative Agent shall so advise the C$ Lenders and shall advise each C$ Lender of the face amount of each Draft to be accepted by it and the term thereof. The aggregate face amount of Drafts to be accepted by a C$ Lender shall be determined by the Canadian Administrative Agent on a pro rata basis by reference to the respective Canadian Commitments of the C$ Lenders, except that, if the face amount of a Draft which would otherwise be accepted by a C$ Lender, would not be C$100,000 or a whole multiple thereof, such face amount shall be increased or reduced by the Canadian Administrative Agent in its sole and unfettered discretion to the nearest whole multiple of C$100,000.

          (8)  Acceptance of Bankers' Acceptances.  Each Draft to be accepted by
               ----------------------------------
     a C$ Lender shall be accepted at such C$ Lender's Canadian Lending Office.

          (9)  Purchase of Bankers' Acceptances.  Each C$ Lender shall be
               --------------------------------
     required to purchase (subject to the commercial availability of a resale market in the case of Bankers' Acceptances with a term of approximately 30, 60, 90 or 180 days, as the case may be) from the Canadian Borrower on such Borrowing Date, at the Applicable BA Discount Rate, the Bankers' Acceptances accepted by it on such Borrowing Date and to provide to the Canadian Administrative Agent the BA Discount Proceeds thereof not later than 12:00 Noon, Toronto time, on such Borrowing Date for the account of the Canadian Borrower. The Acceptance Fee payable by the Canadian Borrower to such C$ Lender under subsection 3.3(e) in respect of each Bankers' Acceptance accepted and purchased by such C$ Lender from the Canadian Borrower shall be set off against the BA Discount Proceeds payable by such C$ Lender under this subsection 3.3(b)(9). Not later than 2:00 P.M., Toronto time, on such Borrowing Date the Canadian Administrative Agent shall make such BA Discount Proceeds available to the Canadian Borrower by crediting the account of the Canadian Borrower on the books of the Canadian Administrative Office with the aggregate of the amounts made available to the

     Canadian Administrative Agent by the C$ Lenders and in like funds as received by the Canadian Administrative Agent.

          (10)  Sale of Bankers' Acceptances.  Each C$ Lender may at any time
                ----------------------------
     and from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers' Acceptances accepted and purchased by it.

          (11)  Waiver of Presentment and Other Conditions.  To the extent
                ------------------------------------------
     permitted by applicable law, the Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to a C$ Lender in respect of a Bankers' Acceptance accepted by it pursuant to this Agreement which might exist solely by reason of such Bankers' Acceptance being held, at the maturity thereof, by such C$ Lender in its own right, and the Canadian Borrower agrees not to claim any days of grace if such C$ Lender as holder sues the Canadian Borrower on the Bankers' Acceptances for payment of the amount payable by the Canadian Borrower thereunder.

          (c) The Canadian Borrower shall reimburse the C$ Lender for, and there shall become due and payable at 10:00 a.m., Toronto time, on the contract maturity date for each Bankers' Acceptance, an amount in Canadian Dollars in same day funds equal to the face amount of such Bankers' Acceptance. The Canadian Borrower shall make each such reimbursement payment (i) by causing any proceeds of a Refunding Bankers' Acceptance issued in accordance with subsection 3.3(d) or conversion of such Bankers' Acceptance in accordance with subsection
3.4 to be applied in reduction of such reimbursement payment; and (ii) by depositing the amount of such reimbursement payment (or any portion thereof remaining unpaid after application of any proceeds referred to in clause (i)) with the Canadian Administrative Office in accordance with subsection 4.8. The Canadian Borrower's payment in accordance with this Section shall satisfy its obligations under any Bankers' Acceptance to which it relates, and the C$ Lender which has accepted such Bankers' Acceptance shall thereafter be solely responsible for the payment of such Bankers' Acceptance.

          (d) The Canadian Borrower shall give irrevocable written or telephonic notice (in the case of telephonic notice, to be promptly confirmed in writing) (or such other method of notification as may be agreed upon between the Canadian Administrative Agent and the Canadian Borrower) to the Canadian Administrative Agent at or before 10:00 A.M., Toronto time, one Business Day prior to the maturity date of each Bankers' Acceptance of the Canadian Borrower's intention to issue a Bankers' Acceptance on such maturity date (a "Refunding Bankers'
                                                         -----------------
Acceptance") to provide for the payment of such maturing Bankers' Acceptance (it
----------
being understood that payments by the Canadian Borrower and fundings by the C$ Lenders in respect of each maturing Bankers' Acceptance and the related Refunding Bankers' Acceptance shall be made on a net basis reflecting the difference between the face amount of such maturing Bankers' Acceptance and the BA Discount Proceeds (net of the applicable Acceptance Fee) of such Refunding Bankers' Acceptance). If the Canadian Borrower fails to give such notice or does not have sufficient funds on deposit in the amount of reimbursement payment in accordance with subsection 3.3(c)(ii), the Canadian

Borrower shall be deemed to have requested that such maturing Bankers' Acceptances be repaid with the proceeds of C$ Prime Loans (without any requirement to give notice with respect thereto), commencing on the maturity date of such maturing Bankers' Acceptances.

          (e) An Acceptance Fee shall be payable by the Canadian Borrower to each C$ Lender in advance (in the manner specified in subsection 3.3(b)(9)) upon the issuance of a Bankers' Acceptance to be accepted by such C$ Lender calculated at the rate per annum equal to the Applicable Margin, such Acceptance Fee to be calculated on the face amount of such Bankers' Acceptance and to be computed on the basis of the number of days in the term of such Bankers' Acceptance.

          (f) Upon the occurrence of any Event of Default which is continuing, and in addition to any other rights or remedies of any C$ Lender and the Canadian Administrative Agent hereunder, any C$ Lender or the Canadian Administrative Agent (or such alternate arrangement as may be agreed upon by the Canadian Borrower and such C$ Lender or the Canadian Administrative Agent, as applicable) shall be entitled to deposit and retain in an account to be maintained by the Canadian Administrative Agent (bearing interest at the Canadian Administrative Agent's rates as may be applicable in respect of other deposits of similar amounts for similar terms), for the ratable benefit of the C$ Lenders, amounts which are received by such C$ Lender or the Canadian Administrative Agent from the Canadian Borrower hereunder or as proceeds of the exercise of any rights or remedies of any C$ Lender or the Canadian Administrative Agent hereunder against the Canadian Borrower, to the extent such amounts may be required to satisfy any contingent or unmatured obligations or liabilities of the Canadian Borrower to the C$ Lenders or the Canadian Administrative Agent, or any of them hereunder.

          3.4  Conversion Option.  Subject to the provisions of this Agreement,
               -----------------
the Canadian Borrower may, prior to the Termination Date, effective on any Business Day, convert, in whole or in part, C$ Prime Loans into Bankers' Acceptances or vice versa upon giving to the Canadian Administrative Agent prior irrevocable written or telephonic notice (in the case of telephonic notice, to be promptly confirmed in writing) within the notice period and in the form which would be required to be given to the Canadian Administrative Agent in respect of the category of C$ Loan into which the outstanding C$ Loan is to be converted in accordance with the provisions of subsection 3.2 or 3.3, as applicable, provided
                                                                        --------
that:

     (a)  no C$ Prime Loan may be converted into a Bankers'
          Acceptance when any Event of Default has occurred and is continuing;

     (b) each conversion to Bankers' Acceptances shall be for an aggregate amount of C$1,000,000 (and whole multiples of C$100,000 in excess thereof), and each conversion to C$ Prime Loans shall be in a minimum aggregate amount of C$100,000; and

     (c) Bankers' Acceptances may be converted only on the maturity date of such Bankers' Acceptances and, provided that, if less than all
                                         --------
          Bankers' Acceptances are converted, then after such conversion not less than C$1,000,000 (and whole multiples of C$100,000 in excess thereof) shall remain as Bankers' Acceptances.

          3.5  Circumstances Making Bankers' Acceptances Unavailable.  (a) If
               -----------------------------------------------------
the Canadian Administrative Agent determines in good faith, which determination shall be final, conclusive and binding upon the Canadian Borrower, and notifies the Canadian Borrower that, by reason of circumstances affecting the money market, there is no market for Bankers' Acceptances, then:

          (i) the right of the Canadian Borrower to request a borrowing by way of Bankers' Acceptance shall be suspended until the Canadian Administrative Agent determines that the circumstances causing such suspension no longer exist and the Canadian Administrative Agent so notifies the Canadian Borrower; and

          (ii) any notice relating to a borrowing by way of Bankers' Acceptance which is outstanding at such time shall be deemed to be a notice requesting a borrowing by way of C$ Prime Loan (all as if it were a notice given pursuant to subsection 3.2).

          (b) The Canadian Administrative Agent shall promptly notify the Canadian Borrower and the C$ Lenders of the suspension of the Canadian Borrower's right to request a borrowing by way of Bankers' Acceptance and of the termination of such suspension.


                         SECTION 4.  GENERAL PROVISIONS

          4.1  Repayment of Loans; Evidence of Debt.  (a) The Company hereby
               ------------------------------------
unconditionally promises to pay to the US Administrative Agent for the account of each US$ Lender the then unpaid principal amount of each US$ Loan of such US$ Lender on the Termination Date (or such earlier date on which the US$ Loans become due and payable pursuant to Section 9). The Company hereby further agrees to pay interest on the unpaid principal amount of the US$ Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.5.

          (b) The Canadian Borrower hereby unconditionally promises to pay to the Canadian Administrative Agent for the account of each C$ Lender the then unpaid principal amount of each C$ Loan of such C$ Lender on the Termination Date (or such earlier date on which the C$ Loans become due and payable pursuant to Section 9). The Canadian Borrower hereby further agrees to pay interest on the unpaid principal amount of the C$ Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.5.

          (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the relevant Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (d) Each Administrative Agent shall maintain the Register pursuant to subsection 11.6(d), and a subaccount therein for each relevant Lender, in which shall be recorded (i) the amount of each relevant Loan made hereunder, whether such Loan is, as applicable, a US$ Loan, a C$ Prime Loan or a Bankers' Acceptance, the Type of each US$ Loan made and each Interest Period applicable to any Eurodollar Loan, (ii) the amount of any principal or interest due and payable or to become due and payable from the relevant Borrower to each relevant Lender hereunder and (iii) both the amount of any sum received by such Administrative Agent hereunder from the relevant Borrower and each relevant Lender's share thereof.

          (e) The entries made in the Registers and the accounts of each Lender maintained pursuant to subsection 4.1(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the
                   ----- -----
obligations of the relevant Borrower therein recorded; provided, however, that
                                                       --------  -------
the failure of any Lender or either Administrative Agent to maintain such Register or any such account, or any error therein, shall not in any manner affect the obligation of each Borrower to repay (with applicable interest and all other amounts owing with respect thereto) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

          (f) The Company agrees that, upon the request to the US Administrative Agent by any US$ Lender, the Company will execute and deliver to such Lender a promissory note of the Company evidencing the US$ Loans of such Lender, substantially in the form of Exhibit A-1 with appropriate insertions as to date and principal amount (a "US$ Note").
                                 --------

          (g) The Canadian Borrower agrees that, upon the request to the Canadian Administrative Agent by any C$ Lender, the Canadian Borrower will execute and deliver to such Lender a promissory note of the Canadian Borrower evidencing the C$ Prime Loans of such Lender, substantially in the form of Exhibit A-2 with appropriate insertions as to date and principal amount (a "C$
                                                                            --
Note").
----

          4.2  Commitment Fee.  (a)  The Company agrees to pay to the US
               --------------
Administrative Agent for the account of each US$ Lender a commitment fee for the period from and including the first day of the Commitment Period to the Termination Date, computed at the rate of 3/8ths of 1% per annum on the average daily amount of the Available US Commitment of such US$ Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the US Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

          (b) The Canadian Borrower agrees to pay to the Canadian Administrative Agent for the account of each C$ Lender a commitment fee for the period from and including the first day of the Commitment Period to the Termination Date, computed at the rate of 3/8ths of 1% per annum on the average daily amount of the Available Canadian Commitment of such C$ Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Canadian Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

          (c) The Borrowers agree to pay to the US Administrative Agent and the Canadian Administrative Agent, for their own accounts, the fees in the amounts and on the dates previously agreed to in the Fee Letter dated August, 1996 among the Borrowers, the US Administrative Agent and the Canadian Administrative Agent.

          4.3  Termination or Reduction of Commitments.  (a)  The aggregate
               ---------------------------------------
amount of the US Commitments shall be automatically reduced to zero on the Termination Date. The aggregate amount of the US Commitments shall also reduce on the last day of March, June, September and December of each year, commencing September 30, 1999, each of which reductions on any such date shall be in an amount equal to the amount set forth below opposite such date:

                 Date                             Amount
                 ----                             ------
                September 30, 1999                $ 6,250,000
                December 31, 1999                   6,250,000
                March 31, 2000                      6,250,000
                June 30, 2000                       6,250,000
                September 30, 2000                  8,750,000
                December 31, 2000                   8,750,000
                March 31, 2001                      8,750,000
                June 30, 2001                       8,750,000
                September 30, 2001                 10,000,000
                December 31, 2001                  10,000,000
                March 31, 2002                     10,000,000
                June 30, 2002                      10,000,000

          (b) The aggregate amount of the Canadian Commitments shall be automatically reduced to zero on the Termination Date. The aggregate amount of the Canadian Commitments shall also reduce on the last day of March, June, September and December of each year, commencing September 30, 1999, each of which reductions on any such date shall be in an amount equal to the amount set forth below opposite such date:

                  Date                                 Amount
                  ----                                 ------
                 September 30, 1999                C$2,187,500
                 December 31, 1999                   2,187,500
                 March 31, 2000                      2,187,500
                 June 30, 2000                       2,187,500
                 September 30, 2000                  3,062,500
                 December 31, 2000                   3,062,500
                 March 31, 2001                      3,062,500
                 June 30, 2001                       3,062,500
                 September 30, 2001                  3,500,000
                 December 31, 2001                   3,500,000
                 March 31, 2002                      3,500,000
                 June 30, 2002                       3,500,000

          (c) The Company shall have the right, upon not less than two Business Days' notice to the applicable Administrative Agent, without premium or penalty, to terminate the Commitments or, from time to time, to reduce the amount of the US Commitments (so long as, after giving effect thereto and to any contemporaneous prepayment of the Loans, the then outstanding US$ Loans of each US$ Lender shall be no greater than such Lender's US Commitment) or reduce the amount of the Canadian Commitments (so long as, after giving effect thereto and to any contemporaneous prepayment of the C$ Loans, the then outstanding C$ Loans of each C$ Lender shall be no greater than such Lender's Canadian Commitment). Upon receipt of such notice the applicable Administrative Agent shall promptly notify each relevant Lender thereof. Any such reduction shall be in an amount of at least US$500,000 and, if greater, in integral multiples of US$100,000 (in the case of the US Commitments) or C$500,000 and, if greater, in integral multiples of C$100,000 (in the case of the Canadian Commitments) and shall reduce permanently the amount of the affected Commitments then in effect. Any termination of the Commitments shall be accompanied by prepayment in full of the Loans, together with accrued interest thereon to the date of such prepayment.

          4.4  Optional and Mandatory Prepayments.  (a)  Each Borrower may at
               ----------------------------------
any time and from time to time prepay the relevant Loans, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable notice to the relevant Administrative Agent (in the case of Eurodollar Loans), or one Business Day's irrevocable notice to the relevant Administrative Agent (otherwise), specifying the date and amount of prepayment, and the Type of Loan to be prepaid, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the relevant Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of Eurodollar Loans, any interest accrued thereon, and in the case of all loans, any amounts payable pursuant to subsection 4.12. Partial prepayments shall be in an aggregate principal amount of US$1,000,000 or C$1,000,000, as the case may be, or a whole multiple of US$100,000 or C$100,000, as the case may be, in excess thereof.

Notwithstanding anything to the contrary above, C$ Loans consisting of Bankers' Acceptances may not be prepaid pursuant to this subsection.

          (b) Without limiting the obligation of the Company to obtain the consent of the Required Lenders pursuant to subsection 8.2 to any Disposition not otherwise permitted hereunder, in the event that the Net Proceeds of any Disposition by either Borrower or any of its Subsidiaries (the "Current
                                                                -------
Disposition"), and of all prior Dispositions of the Borrowers and their
-----------
Subsidiaries as to which a prepayment has not yet been made under this subsection 4.4(b), but excluding any Reinvestable Proceeds (as defined below), shall exceed US$2,500,000 then, no later than five Business Days after the occurrence of the Current Disposition, the relevant Borrower will deliver to the US Administrative Agent a statement, certified by a Responsible Officer of such Borrower, in form and detail reasonably satisfactory to the US Administrative Agent, of the amount of the Net Proceeds of the Current Disposition and of all such prior Dispositions and shall prepay its Loans, and its Commitments shall be subject to automatic reduction (and, if required, such Borrower shall provide cash collateral in connection with such reduction, which cash collateral shall be invested in Cash Equivalents), in an aggregate amount equal to the excess of 100% of the Net Proceeds of the Current Disposition and such prior Dispositions (but excluding the amount of any Reinvestable Proceeds) over US$2,500,000 (or the C$ Equivalent thereof, as the case may be), such prepayment and reduction to be effected in each case in the manner and order specified in subsection 4.4(g);

provided that, at the option of such Borrower and so long as no Default or Event
--------
of Default shall have occurred and be continuing or would be caused thereby and subject to the consent of the Required Lenders in connection with any Disposition not otherwise permitted hereunder, such Net Proceeds shall not be required to be applied on such date so long a such Borrower delivers a certificate of a Responsible Officer to the US Administrative Agent prior to such date stating that such Borrower intends to use all or a portion of the Net Proceeds of any Disposition (the "Reinvestable Proceeds" of such Disposition) to
                                  ---------------------
purchase assets to be used by such Borrower or such Subsidiary in its business (the "Qualified Assets") within 270 days after receipt of such proceeds and
      ----------------
setting forth an estimate of the Reinvestable Proceeds to be so expended. After such election to use the Reinvestable Proceeds, on the date which is 270 days after the relevant Disposition, such Borrower shall (I) deliver a certificate of a Responsible Officer to the US Administrative Agent certifying as to the amount and use of such Reinvestable Proceeds actually used to purchase Qualified Assets and (II) deliver to the US Administrative Agent, for application in accordance with this subsection 4.4(b), an amount equal to the remaining unused Reinvestable Proceeds.

          (c) On the date of the receipt thereof by either Borrower or any of its Subsidiaries, such Borrower shall prepay its Loans (but the Commitments shall not be subject to any reduction) in an aggregate amount equal to (i) 100% of the proceeds (net of underwriting discounts and commissions and other costs associated therewith) from any sale or issuance of equity of such Borrower or any of its Subsidiaries other than to either Borrower or any of its Subsidiaries and (ii) 100% of the proceeds (net of underwriting discounts and commissions and other costs associated therewith) from any incurrence of any Indebtedness for borrowed money by such Borrower or any of its Subsidiaries (other than Indebtedness permitted by subsection 8.4), such prepayment to be effected in each case in the manner and order specified in subsection 4.4(g). The provisions of this paragraph shall not limit the obligation of the Company to obtain the consent of the Required Lenders to any action referred to in this paragraph that is not otherwise permitted hereunder.

          (d) In the event that the Net Proceeds of any Casualty Event of either Borrower or any of its Subsidiaries (the "Current Casualty Event"), and
                                                 ----------------------
of all prior Casualty Events of the Borrowers and their Subsidiaries as to which a prepayment has not yet been made under this subsection 4.4(d), but excluding any Casualty Reinvestable Proceeds (as defined below), shall exceed US$2,500,000, then, no later than five Business Days after the occurrence of the Current Casualty Event, the relevant Borrower will deliver to the US Administrative Agent a statement, certified by a Responsible Officer of such Borrower, in form and detail reasonably satisfactory to the relevant Administrative Agent, of the amount of the Net Proceeds of the Current Casualty Event and of all such prior Casualty Events and shall prepay its Loans, and its Commitments shall be subject to automatic reduction (and, if required, such Borrower shall provide cash collateral in connection with such reduction, which cash collateral shall be invested in Cash Equivalents), in an aggregate amount equal to the excess of 100% of the Net Proceeds of the Current Casualty Event and such prior Casualty Events (but excluding the amount of any Casualty Reinvestable Proceeds) over US$2,500,000 (or the C$ Equivalent thereof, as the case may be), such prepayment and reduction to be effected in each case in the manner and order specified in subsection 4.4(g); provided, that such Net
                                                 --------
Proceeds shall not be required to be applied on such date (other than if such Net Proceeds are required to be applied pursuant to the terms of any Mortgage or lease) so long as (i) such Borrower delivers a certificate of a Responsible Officer to the US Administrative Agent prior to such date stating that such Borrower intends to use or cause the appropriate Subsidiary to use such Net Proceeds (the "Casualty Reinvestable Proceeds" of such Casualty Event) to repair
               ------------------------------
or replace the property affected by such Casualty Event (the "Affected
                                                              --------
Property") within 270 days after receipt of such Net Proceeds and setting forth
--------
an estimate of the Casualty Reinvestable Proceeds to be so expended and (ii) no Event of Default shall have occurred and be continuing or would be caused thereby. After such election to reinvest, on the date which is 270 days after the relevant Casualty Event, such Borrower shall (I) deliver a certificate of a Responsible Officer to the relevant Administrative Agent certifying as to the amount and use of such Casualty Reinvestable Proceeds actually used to purchase or replace the Affected Property and (II) deliver to the relevant Administrative Agent, for application in accordance with this subsection 4.4(d), an amount equal to the remaining unused Casualty Reinvestable Proceeds.

          (e) On the date of the receipt thereof by either Borrower or any of its Subsidiaries, such Borrower shall prepay its Loans (but its Commitments shall not be subject to any reduction) in an aggregate amount equal to 100% of the proceeds of any Tax Refund (net of any marginal increase in income taxes payable as a result of the receipt by such Borrower and/or any of its Subsidiaries of such Tax Refund or so long as at the time of such receipt of proceeds such Borrower is a Subchapter S corporation, the Shareholders), such prepayment to be effected in each case in the manner and order specified in subsection 4.4(g).

          (f) On the date of the receipt thereof by either Borrower or any of its Subsidiaries, such Borrower shall prepay its Loans (but its Commitments shall not be subject to any reduction) in an aggregate amount equal to 100% of the Net Proceeds of any Disposition of property acquired as part of a Permitted Acquisition but not used or useful to the business of such Borrower or such Subsidiary so long as such Disposition is made within 270 days of the date of the consummation of such Permitted Acquisition, such prepayment to be effected in each case in the manner and order specified in subsection 4.4(g).

          (g)  Prepayments of the Loans pursuant to subsections 4.4(b), (c),
(d), (e) and (f) and permanent reductions of Commitments pursuant to subsections 4.4(b) and (d) shall be applied in the following manner:

          (i) to the extent such prepayment is required to be made by the Company, such prepayment shall be applied to reduce (ratably among the US Lenders) such of the then outstanding US$ Loans as the Company shall determine in its sole discretion, and any reduction of the Commitments required pursuant thereto shall be applied ratably to reduce the US Commitments (which reduction of US Commitments shall reduce the remaining scheduled commitment reductions thereof in inverse order of maturity); and

          (ii) to the extent that such prepayment is required to be made by the Canadian Borrower, such prepayment shall be applied to reduce (ratably among the Canadian Lenders) such of the then outstanding C$ Loans (or, in the case of Bankers' Acceptances, cash collateralization of such Bankers' Acceptances on terms satisfactory to the Canadian Administrative Agent, which cash collateral shall be invested in Cash Equivalents) as the Canadian Borrower shall determine in its sole discretion, and any reduction of the Canadian Commitments required pursuant thereto shall be applied ratably to reduce the Canadian Commitments (which reduction of Canadian Commitments shall reduce the remaining scheduled commitment reductions thereof in inverse order of maturity).

          (h) Notwithstanding anything to the contrary contained above, all prepayments of each Loan shall be made in the currency in which such Loans were made, and all cash collateralization of Bankers Acceptances shall be made in Canadian Dollars. For purposes of determining the amounts required to be applied, conversions of one currency to another are assumed to be made by using the C$ Equivalent or US$ Equivalent, as the case may be, of amounts received in the other currency. However, it shall remain the responsibility of the respective Borrower to convert amounts received in one currency into the other to the extent needed to repay, or cash collateralize, Loans or Bankers Acceptances maintained in the other such currency.

          4.5  Interest Rates and Payment Dates.  (a)  Each Eurodollar Loan
               --------------------------------
shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

          (b) Each Base Rate Loan shall bear interest for each day on the unpaid principal amount thereof, at a rate per annum equal to the Base Rate determined for such day plus the Applicable Margin.

          (c) Each C$ Prime Loan shall bear interest for each day on the unpaid principal amount thereof, at a rate per annum equal to the C$ Prime Rate determined for such day plus the Applicable Margin.

          (d) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon, (iii) any acceptance fee or any commitment fee or (iv) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (x) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of any such overdue interest, acceptance fee or commitment fee or other amount, the rate described in paragraph (b) of this subsection (in the case of amounts payable in US Dollars) or paragraph (c) of this subsection (in the case of amounts payable in Canadian Dollars) plus 2%, in each case from the date of such non-payment until such overdue principal, interest, acceptance fee or commitment fee or other amount is paid in full (after as well as before judgment).

          (e) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (d) of this
      --------
subsection shall be payable from time to time on demand. Interest in respect of US$ Loans (and all other amounts denominated in US$) shall be payable in US$, and interest in respect of C$ Loans (and all other amounts denominated in C$) shall be payable in C$.

          (f) (i) If any provision of this Agreement would obligate any Loan Party to make any payment of interest or other amount payable to any C$ Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by such C$ Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)), then notwithstanding such
                              -------------
provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by such C$ Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows:

          (x) first, by reducing the amount or rates of interest required to be paid under this subsection 4.5; and

          (y) thereafter, by reducing any fees, commissions, premiums and other amounts which would constitute interest for purposes of
                  Section 347 of the Criminal Code (Canada).
                                     -------------

          (ii) If, notwithstanding the provisions of clause (i) of this subsection 4.5.(f), and after giving effect to all adjustments contemplated thereby, any C$ Lender shall have received an amount in excess of the maximum permitted by such clause, then the applicable Loan Party shall be entitled, by notice in writing to such C$ Lender, to obtain reimbursement from such C$ Lender of an amount equal to such excess, and, pending such reimbursement, such amount shall be deemed to be an amount payable by such C$ Lender to such Loan Party.

          (iii) Any amount or rate of interest referred to in this subsection 4.5(f) shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term of any C$ Loan on the assumption that any charges, fees or expenses that fall within the meaning of "interest" (as defined in the Criminal Code (Canada))
                                                    -------------
shall, if they relate to a specific period of time, be prorated over that period of time and otherwise be prorated over the period from the Closing Date to the Termination Date and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Canadian Administrative Agent shall be conclusive for the purposes of such determination absent manifest error.

          4.6  Computation of Interest and Fees.  (a)  Interest calculated on
               --------------------------------
the basis of the Eurodollar Rate and Federal Funds Rate shall be calculated on the basis of a 360-day year for the actual days elapsed; Acceptance fees and commitment fees and interest calculated on the basis of the CDOR Rate shall be calculated on the basis of a 365-day year for the actual days elapsed; and interest calculated on any other basis shall be calculated on the basis of a 365- or 366- day year, as the case may be, for the actual days elapsed. The relevant Administrative Agent shall as soon as practicable notify the relevant Borrower and the relevant Lenders of each determination of Eurodollar Rates or the Applicable BA Discount Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate, the C$ Prime Rate or the Applicable Margin shall become effective as of the opening of business on the day on which such change becomes effective. The relevant Administrative Agent shall as soon as practicable notify the relevant Lenders and the relevant Borrower of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the relevant Administrative Agent pursuant to any provision of this Agreement shall be prima facie evidence of the accuracy thereof on the Borrowers and the Lenders in the absence of manifest error. When applicable, each determination by CIBC of a rate to be notified to the relevant Administrative Agent pursuant to the definition of "CDOR Rate" shall be prima facie evidence of the accuracy thereof. The relevant Administrative Agent shall, at the request of the relevant Borrower, deliver to such Borrower a statement showing any quotations and the computations used by the relevant Administrative Agent in determining any CDOR Rate.

          (c)  For the purposes of the Interest Act (Canada), in any case in
                                       ------------
which an interest rate is stated in this Agreement to be calculated on the basis of a year of 360 days or 365 days, as the case may be, the yearly rate of interest to which such interest rate is equivalent is equal to such interest rate multiplied by the number of days in the year in which the relevant interest payment accrues and divided by 360 or 365, respectively. In addition, the principles of deemed investment of interest do not apply to any interest calculations under this Agreement and the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

          4.7  Inability to Determine Eurodollar Rate.  If prior to the first
               --------------------------------------
day of any Interest Period:

          (a) the US Administrative Agent shall have determined (which determination shall be prima facie evidence of the accuracy thereof) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

          (b) the US Administrative Agent shall have received notice from the Required US$ Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such US$ Lenders (as conclusively certified by such US$ Lenders) of making or maintaining their affected Loans during such Interest Period, the US Administrative Agent shall give telecopy or telephonic notice (to be confirmed in writing) thereof to the Company and the US$ Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Base Rate Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as Base Rate Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the US Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Company have the right to convert Loans to Eurodollar Loans.

          4.8  Pro Rata Treatment and Payments.  (a)  Each borrowing by each
               -------------------------------
Borrower from the Lenders hereunder, each payment by each Borrower on account of any commitment fee or acceptance fee hereunder and any reduction of the US Commitments or the Canadian Commitments, of the Lenders shall be made pro rata according to the respective US Commitment Percentages, in the case of the US$ Lenders, and the respective C$ Commitment Percentages, in the case of the C$ Lenders. Each payment (excluding prepayments pursuant to subsection 4.4(g)) by each Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts of the relevant Loans then held by the relevant Lenders. All payments (including prepayments) to be made by each Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 11:00 A.M., Local Time, on the due date thereof to the relevant Administrative Agent, for the account of the Lenders, at the relevant Administrative Office, in US Dollars or C$, as the case may be, and in immediately available funds. The relevant Administrative Agent shall distribute such payments to the relevant Lenders promptly upon receipt in like funds as received, but the relevant Borrower shall have satisfied its payment obligation hereunder upon payment to the relevant Administrative Agent, regardless of whether such Administrative Agent distributes such payments as required hereunder. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          (b) Unless the relevant Administrative Agent shall have received notice from a Lender prior to 11:00 A.M., Local Time, on any Borrowing Date that such Lender will not make available to such Administrative Agent such Lender's share of the borrowing requested to be made on such Borrowing Date, such Administrative Agent may assume that such Lender has made its share of such borrowing available to such Administrative Agent on such Borrowing Date, and such Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower on such Borrowing Date a corresponding amount. If such Administrative Agent does, in such circumstances, make available to such Borrower such amount, such Lender shall within three Business Days following such Borrowing Date make its share of such borrowing available to such Administrative Agent, together with interest thereon for each day from and including such Borrowing Date that its share of such borrowing was not made available, to but excluding the date such Lender makes its share of such borrowing available to such Administrative Agent, at the Federal Funds Rate (in the case of US$ Loans) or at the then effective CDOR Rate (in the case of C$ Loans). If such amount is so made available, such payment to such Administrative Agent shall constitute such Lender's Loan on such Borrowing Date for all purposes of this Agreement. A certificate of such Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be prima facie evidence of such amounts. If such amount is not so made available to such Administrative Agent by such Lender within three Business Days of such Borrowing Date, such Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans hereunder, on demand, from the relevant Lender. Nothing contained in this subsection 4.8(b) shall relieve any Lender which has failed to make available its share of any borrowing hereunder from its obligation to do so in accordance with the terms hereof or prejudice any rights which the relevant Borrower may have against any Lender as a result of any default by such Lender to make loans.

          (c) The failure of any Lender to make the Loan to be made by it on any Borrowing Date shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on such Borrowing Date.

          4.9  Illegality.  Notwithstanding any other provision herein, if the
               ----------
adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Company shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 4.12.

          4.10  Requirements of Law.  (a)  If the adoption of or any change in
                -------------------
any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

               (i) shall subject any Lender to, or cause the withdrawal or termination of a previously granted exemption with respect to, any tax of any kind whatsoever, or change the basis of taxation of, or increase any existing tax on, payments of principal, interest, fees or other amounts payable by either Borrower to such Lender under this Agreement (except for taxes on the overall receipts or overall net income or capital of such Lender, and any related surtaxes, or taxes for which such Lender is being fully compensated under subsection 4.11);

               (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

               (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the relevant Borrower shall promptly pay such Lender, upon written demand therefor, such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable; provided, that such Borrower shall not be required to
                           --------
pay any Lender any such additional amount if such additional amount arises (x) in the case of US$ Loans made to the Company, as a consequence of such Lender's failure to meet the requirements of subsection 4.11(b) or (y) in the case of C$ Loans made to the Canadian Borrower, as a result of such Lender's failure to be a Person resident in Canada for the purposes of the Income Tax Act (Canada).
                                                    --------------

          (b) If the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof by any Governmental Authority or compliance by any Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrowers shall promptly pay to such Lender, upon written demand therefor, such additional amount or amounts as will compensate such Lender for such reduced rate of return. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable and which will, to the extent the reduced rate of return relates to such Lender's loans or commitments in general and are not specifically attributable to Loans or Commitments hereunder, be calculated with respect to all loans or commitments similar to the Loans or Commitments made by such Lender hereunder whether or not the loan documentation for such other loans or commitments permits the Lender to charge the respective borrower on a basis similar to that provided in this subsection 4.10.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the relevant Borrower (with a copy to the relevant Administrative Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender to such Borrower (with a copy to the relevant Administrative Agent) showing in reasonable detail the basis for the calculation thereof, shall be prima facie evidence of such additional amounts payable. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          4.11  Taxes.  (a)  All payments made by any Loan Party under this
                -----
Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding gross or net income or gross receipts taxes, ad valorem taxes, personal property and/or sales taxes and franchise taxes (imposed in lieu of net income taxes) imposed on either Administrative Agent or any Lender as a result of a present or former connection between either Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any
Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld
                             ------------------
from any amounts payable to either Administrative Agent or any Lender hereunder or under any Note, the amounts so payable to such Administrative Agent or such Lender shall be increased to the extent necessary to yield to such Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that no Loan Party shall
                                     --------  -------
be required to increase any such amounts payable to either Administrative Agent, any Lender or any holder of Bankers' Acceptance if such increased amount arises as a result of (i) in the case of amounts payable by the Company with respect to US$ Loans, such Lender's failure to comply with any applicable requirements of subsection 4.11(b), including a material failure of any statement or certification given pursuant to subsection 4.11(b) to be true for any reason other than a change in United States federal income tax law or an amendment, modification or revocation of an applicable double tax treaty or (ii) in the case of amounts payable by any Canadian Borrower with respect to C$ Loans, the failure of such C$ Lender, the Canadian Administrative Agent or any holder of Bankers' Acceptance to be a Person resident in Canada for the purposes of the Income Tax Act (Canada). Each Loan Party shall also indemnify each
       --------------
Administrative Agent and each Lender on an after-tax basis for any additional taxes on net income which such Administrative Agent or such Lender, as the case may be, may be obligated to pay as a result of the receipt of additional amounts under this subsection 4.11(a). Whenever any Non-Excluded Taxes are payable by any Loan Party, as promptly as possible thereafter but in any event within 45 days after the date of payment such Loan Party shall send to the relevant Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Loan Party showing payment thereof. If any Loan Party fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the relevant Administrative Agent the required receipts or other required documentary evidence, such Loan Party shall indemnify such Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by such Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

               (i) deliver to the Company and the US Administrative Agent (A) two original signed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) two accurate and complete original signed copies of Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

               (ii) deliver to the Company and the US Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company; and

               (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company or the US Administrative Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Company and the US Administrative Agent. Such Lender shall certify
(i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection 11.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

          4.12  Indemnity.  Each Borrower agrees to indemnify each Lender and to
                ---------
hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by such Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after such Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by such Borrower in making any prepayment of Eurodollar Loans after such Borrower has given a notice thereof in accordance with the provisions of this Agreement, (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto or
(d) repayment of any Bankers' Acceptance prior to its maturity date. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          4.13  Change of Lending Office.  Each Lender agrees that if it makes
                ------------------------
any demand for payment under subsection 4.10 or 4.11(a), or if any adoption or change of the type described in subsection 4.9 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Company to make payments under subsection 4.10 or 4.11(a), or would eliminate or reduce the effect of any adoption or change described in subsection 4.9.

                  SECTION 5.  REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agents and the Lenders to enter into this Agreement and to make the Loans, the Company hereby represents and warrants to the Administrative Agents and each Lender that:

          5.1  Financial Condition.  The consolidated balance sheet of the
               -------------------
Company and its consolidated Subsidiaries as at December 31, 1995 and the related consolidated statements of income and retained earnings and changes in cash flows for the fiscal year ended on such date, reported on by Arthur Andersen LLP, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated financial position of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at March 31, 1996, and the related unaudited consolidated statements of income and retained earnings and changes in cash flows for the three-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated financial position of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Company nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as set forth on Schedule 5.1, during the period from December 31, 1995 to and including the date hereof there has been no sale, transfer or other disposition by the Company or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Company and its consolidated Subsidiaries at December 31, 1995.

          5.2  No Change.  Except as set forth on Schedule 5.2, (a) Since
               ---------
December 31, 1995 there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect, and (b) during the period from December 31, 1995 to and including the date hereof no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Company nor has any of the Capital Stock of the Company been redeemed, retired, purchased or otherwise acquired for value by the Company or any of its Subsidiaries.

          5.3  Corporate Existence; Compliance with Law.  Each of the Company
               ----------------------------------------
and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation,
(b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or an extraprovincial corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification (each of which jurisdictions are listed on Schedule 5.3), except where the failure to be so qualified could not have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          5.4  Corporate Power; Authorization; Enforceable Obligations.  Each of
               -------------------------------------------------------
the Company and its Subsidiaries has the corporate or partnership power and authority, as applicable, and the legal right, to execute, deliver and perform the Loan Documents to which it is a party and, in the case of each Borrower, to borrow hereunder, and each of the Company and its Subsidiaries has taken all necessary corporate or partnership action, as applicable, to authorize the borrowings on the terms and conditions of this Agreement and any Notes and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the Company or any of its Subsidiaries is a party. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of each Loan Party. This Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of each Loan Party which is a party thereto enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          5.5  No Legal Bar.  The execution, delivery and performance of the
               ------------
Loan Documents to which each Loan Party is a party, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of such Loan Party or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien (except pursuant to the Loan Documents to which it is a party) on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

          5.6  No Material Litigation.  No litigation, investigation or
               ----------------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrowers, threatened by or against either Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan

Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

          5.7  No Default.  Neither Borrower nor any of its Subsidiaries is in
               ----------
default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          5.8  Ownership of Property; Liens.  All real property owned or leased
               ----------------------------
by either Borrower or any of its Subsidiaries and the nature of the interest therein, is correctly set forth on Schedule 5.8. The Company and its Subsidiaries have good and valid title to all real property owned by them and good and merchantable title to all other properties owned by them, in each case, including all property reflected in the balance sheets referred to in subsection
5.1 (except as sold or otherwise disposed of as permitted by this Agreement), free and clear of all Liens, other than (i) as referred to in such balance sheets or in the notes thereto or (ii) as otherwise permitted by subsection 8.1.

          5.9  Intellectual Property.  The Company and each of its Subsidiaries
               ---------------------
owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual
                                                               ------------
Property").  Neither the Company nor any of its Subsidiaries has any knowledge
--------
that any claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Company know of any valid basis for any such claim. The use of such Intellectual Property by the Company and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          5.10  No Burdensome Restrictions.  No Requirement of Law or
                --------------------------
Contractual Obligation of either Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

          5.11  Taxes.  Each of the Company and its Subsidiaries has filed or
                -----
caused to be filed all tax returns which, to the knowledge of the Company, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than as set forth on Schedule 5.11 and any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Company, no claim is being asserted, with respect to any such tax, fee or other charge.

          5.12  Margin Regulations.  No part of the proceeds of any Loans will
                ------------------
be used to purchase or carry any Margin Stock (as defined in Regulation G, T, U or X) or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan, the creation of any Bankers Acceptance or the purchase of any Draft nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          5.13  ERISA.  (a) Neither a Reportable Event nor an "accumulated
                -----
funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Company nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans in which it participates as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

          (b) Each Canadian Pension Plan is in substantial compliance with all applicable pension benefits and tax laws; no Canadian Pension Plan has any unfunded liabilities (either on a "going concern" or on a "winding up" basis and determined in accordance with all applicable laws and using assumptions and methods that are appropriate in the circumstances and in accordance with generally accepted actuarial principles and practices in Canada), all contributions (including any special payments to amortize any unfunded liabilities) required to be made in accordance with all applicable laws and the terms of each Canadian Pension Plan have been made; no event has occurred and no condition exists with respect to any Canadian Pension Plan that has resulted or could result in any Canadian Pension Plan being ordered or required to be wound up in whole or in part pursuant to any applicable pension benefits laws or having its registration revoked or refused for the purposes of any applicable pension benefits or tax laws or being placed under the administration of any relevant pension benefits regulatory authority or being required to pay any taxes or penalties under any applicable pension benefits or tax laws, other than events or conditions that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; no order has been made and no notice has been given pursuant to any applicable pension benefits or tax laws in respect of any Canadian Pension Plan requiring (or proposing to require) any Person to take or to refrain from taking any action in respect thereof or that there has (or there are circumstances that indicate that there has) been a contravention of any such applicable laws, other than in respect of matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; no event has occurred and no condition exists which has resulted or could result in the Company or any Subsidiary of the Company being required to pay, repay or refund any amount (other than contributions required to be made or expenses required to be paid in the ordinary course) to or on account of any Canadian Pension Plan or a current or former member thereof, other than events or conditions that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and no event has occurred and no condition exists that has resulted or could result in a payment being made out of a guarantee fund established under any applicable pension benefits laws in respect of a Canadian Pension Plan.

          (c) With respect to any pension, retirement or other deferred compensation plan maintained by the Canadian Borrower or any of its Subsidiaries which is not a Canadian Pension Plan, all required contributions have been made, and there are no unfunded liabilities in respect of such plans (either on a "going concern" or on a "winding up'" basis and determined in accordance with all applicable laws and using assumptions and methods that are appropriate in the circumstances and in accordance with generally accepted actuarial principles and practices in Canada).

          5.14  Investment Company Act; Other Regulations.  No Loan Party is an
                -----------------------------------------
"investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

          5.15  Environmental Matters.  (a)  Except as set forth on Schedule
                ---------------------
5.15: The Company and its Subsidiaries are in compliance in all material respects with, and on the Closing Date and on the date of each Loan will be in compliance in all material respects with, all applicable Environmental Laws; to the best knowledge of the Company, there are no past, pending or threatened Environmental Claims against the Company or any of its Subsidiaries or any real property owned or operated by such Persons; there are no facts, circumstances, conditions or occurrences on any real property owned or operated at any time by the Company or any of its Subsidiaries that could reasonably be expected (i) to form the basis of an Environmental Claim against the Company or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, or (ii) in the case of real property owned or operated by the Company or any of its Subsidiaries, to cause such real property to be subject to any material restrictions on the ownership, occupancy, use or transferability of such real property under any Environmental Law.

          (b) The Company and its Subsidiaries have not at any time generated, used, treated or stored Hazardous Materials on, or transported Hazardous Materials to or from, any real property owned or operated at any time by the Company or any of its Subsidiaries, except for (i) Hazardous Materials used in the ordinary course of such Person's business and (ii) petroleum products contained in underground storage tanks at the Canadian Borrower's facility in Saint Lambert, Quebec, in each case, in compliance in all material respects with all Environmental Laws. The Company and its Subsidiaries have not at any time Released or disposed of Hazardous Materials on or from any real property owned or operated at any time by the Company or any of its Subsidiaries, except in compliance in all material respects with Environmental Laws.

          (c) Except as set forth on Schedule 5.15, there are no underground storage tanks located on any real property owned or operated by the Company or any of its Subsidiaries.

          (d) Except for asbestos and asbestos-containing materials located at the Texas Avenue Property and also in Murray St., Montreal, Ville Marie, Montreal, St. Helene, St. Lambert, Summerlea Road, Brampton, Wolfdale Road, Mississauga, Coronation Drive, Scarborough, 27th St. N.E., Calgary, all of which are in compliance in all material respects with all Environmental Laws, to the best of the Company's knowledge there is no friable asbestos in any form present or suspected to be present at any real property owned or operated by the Company or any of its Subsidiaries.

          5.16  Regulation H.  No Mortgage encumbers improved real property
                ------------
which is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

          5.17  Capitalization.  On the Closing Date, the authorized Capital
                --------------
Stock of the Company will consist of (i) 1,000,000 shares of Class A Common Stock, US$.01 par value per share ("Class A Common Stock"), of which 900 shares
                                    --------------------
will be outstanding and (ii) 1,000,000 shares of Class B Common Stock, US$.01 per value per share ("Class B Common Stock"), of which 9,000 shares will be
                      --------------------
outstanding. On the Closing Date, the authorized Capital Stock of the Canadian Borrower will consist of 10,000 common shares, without nominal or par value, of which 1,000 will be issued and outstanding. All of such outstanding shares will have been duly and validly issued, will be fully paid and nonassessable and will be free of preemptive rights. On the Closing Date, Schedule 5.17 will contain a true and complete list of each shareholder of the Company (each, a "Shareholder"), together with the number of shares of Class A Common Stock and
 -----------
Class B Common Stock held by such Shareholder.

          5.18  Subsidiaries.  Schedule 5.18 correctly sets forth, as of the
                ------------
Closing Date, the percentage ownership (direct and indirect) of the Company in each class of Capital Stock or partnership interest, as the case may be, of each of its Subsidiaries and also identifies the direct owner thereof.

          5.19  Restrictions on or Relating to Subsidiaries.  There does not
                -------------------------------------------
exist any encumbrance or restriction on the ability of (i) any Subsidiary of the Company to pay dividends or make any other distributions on its Capital Stock or any other interest or participation in its profits owned by the Company or any Subsidiary of the Company, or to pay any Indebtedness owed to the Company or a Subsidiary of the Company, (ii) any Subsidiary of the Company to make loans or advances to the Company or any of its Subsidiaries or (iii) the Company or any Subsidiary of the Company to transfer any of its properties or assets to the Company or any Subsidiary of the Company, except, in each case, for such encumbrances or restrictions existing under or by reason of
(w) applicable law, (x) this Agreement or the other Loan Documents, (y) customary provisions restricting subletting or assignment of any lease governing a leasehold interest or leases of equipment of the Company or any Subsidiary of the Company and (z) the Senior Subordinated Notes and Senior Subordinated Notes Indenture.

          5.20  Subchapter S Status.  The Company has validly elected to be
                -------------------
treated as a Subchapter S corporation within the meaning of Section 1361 of the Code. The Company has at all times since March 1, 1990 qualified to be treated as a Subchapter S corporation within the meaning of Section 1361 of the Code.

          5.21  Leases.  With respect to any lease or rental agreement regarding
                ------
any real property to which the Company or any of its Subsidiaries is a party,
(i) such lease or rental agreement is in full force and effect, (ii) the Company and its Subsidiaries have complied in all material respects with all of the terms of such lease or rental agreement, (iii) there exists no event of default or to the best of the Company's knowledge, any event, act or condition which with notice or lapse of time, or both, would constitute an event of default thereunder by the Company or any of its Subsidiaries, or to the best knowledge of the Company, the landlord thereunder and (iv) the Company or its Subsidiaries as the case may be, is in possession of the premises demised under all such leases and rental agreements and is conducting business on such premises.

          5.22  Related Agreements.  The Company has delivered to the US
                ------------------
Administrative Agent true and correct copies of:

          (a) any agreement evidencing or relating to material Indebtedness of the Company or any of its Subsidiaries (excluding the Loans) which shall remain outstanding on and after the Closing Date, including the Senior Subordinated Notes Indenture;

          (b)   any Tax Sharing Agreements;

          (c)   the Management Services Agreement; and

          (d)   the Affiliate Contracts.


                       SECTION 6.  CONDITIONS PRECEDENT

          6.1  Conditions to Effectiveness.  The agreement of each Lender to
               ---------------------------
make Loans hereunder shall not become effective until the following conditions precedent shall have been satisfied:

          (a)  Loan Documents.  The US Administrative Agent shall have received
               --------------
     (i) this Agreement, executed and delivered by a duly authorized officer of each

Borrower, with a counterpart for each Lender, (ii) any Notes requested by the Lenders, each executed and delivered by a duly authorized officer of the relevant Borrower, and each of the other Loan Documents, each executed and delivered by a duly authorized officer of the party thereto, with a counterpart or a conformed copy for each Lender, (iii) the US Global Guarantee and Security Agreement, executed and delivered by a duly authorized officer of each party thereto, with a counterpart or a conformed copy for each Lender and (iv) the Canadian Security Agreement, executed and delivered by a duly authorized officer of each party thereto, with a counterpart or a conformed copy for each Lender.

          (b)  Proceeds of Issuance of Senior Subordinated Notes.  The Company
               -------------------------------------------------
     shall have received at least US$200,000,000 in gross cash proceeds from the issuance of the Senior Subordinated Notes.

          (c)  Termination of the Existing Credit Agreement.  (i)  All loans and
               --------------------------------------------
     other amounts outstanding under, and in respect of, the Existing Credit Agreement shall have been repaid in full, (ii) the commitments under the Existing Credit Agreement shall have been permanently terminated and all obligations under the Existing Credit Agreement and the security interests relating thereto shall have been discharged or transferred to the Administrative Agents and the Lenders and (iii) the US Administrative Agent shall have received satisfactory evidence of such repayment, termination and discharge or transfer.

          (d)  Existing Indebtedness.  Except as set forth below, the US
               ---------------------
     Administrative Agent shall have received, with a copy for each Lender, evidence, in form and substance reasonably satisfactory to the US Administrative Agent that the Company and its Subsidiaries shall have repaid all Indebtedness so that, on the Closing Date, the Company and its Subsidiaries shall have no Indebtedness or preferred stock outstanding except for (i) any Loans to be made on the Closing Date, (ii) the Senior Subordinated Notes and (iii) Indebtedness set forth on Schedule 6.1.

          (e)  Corporate Proceedings of the Loan Parties.  The US Administrative
               -----------------------------------------
     Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the US Administrative Agent, of the Boards of Directors of each of the Loan Parties authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, (ii) the borrowings contemplated hereunder and (iii) the granting by it of the Liens created pursuant to its respective Security Documents, certified by its respective Secretary or an Assistant Secretary as of the Closing Date, each of which certificates shall be in form and substance reasonably satisfactory to the US Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (f)  Incumbency Certificates of the Loan Parties.  The US
               -------------------------------------------
     Administrative Agent shall have received, with a counterpart for each Lender, a certificate of each of the Loan Parties, dated the Closing Date, as to the incumbency and signature of the officers of such Loan Party executing any Loan Document, each of which certificates shall be reasonably satisfactory in form and substance to the US Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Loan Party.

          (g)  Corporate Documents.  The US Administrative Agent shall have
               -------------------
     received, with a counterpart for each Lender, true and complete copies of
     (i) the certificate of incorporation and by-laws of each of the Loan Parties, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party and
     (ii) the limited partnership agreement of each Limited Partnership, certified as of the Closing Date as complete and correct copies thereof by a duly authorized officer of the general partner of such Limited Partnership.

          (h)  Fees.  The US Administrative Agent shall have received the fees
               ----
     to be received on the Closing Date referred to in subsection 4.2(c).

          6.2  Conditions to Initial Loans.  The agreement of each Lender to
               ---------------------------
make the initial Loan requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan on the initial Borrowing Date, of the following conditions precedent:

          (a)  Canadian Security Documents.  The US Administrative Agent shall
               ---------------------------
     have received, with a counterpart for each Lender, the Demand Debenture and Debenture Pledge Agreement for the province of Nova Scotia and the Canadian Hypothec, each executed and delivered by a duly authorized officer of the Canadian Borrower.

          (b)  Leverage Ratio Certificate.  The US Administrative Agent shall
               --------------------------
     have received, with a counterpart for each Lender, a certificate of the Company, dated the initial Borrowing Date, stating that after giving effect to all transactions and borrowings on the initial Borrowing Date, the Leverage Ratio on the initial Borrowing Date is not greater than 5.75 to 1.00.

          (c)  Borrowing Certificate.  The relevant Administrative Agent shall
               ---------------------
     have received, with a counterpart for each Lender, a certificate of the relevant Borrower, dated the initial Borrowing Date, substantially in the form of Exhibit C-1 and Exhibit C-2, respectively, with appropriate insertions and attachments, satisfactory in form and substance to the relevant Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the relevant Borrower.

          (d)  Legal Opinions.  The US Administrative Agent shall have received,
               --------------
     with a counterpart for each Lender, the following executed legal opinions:

                    (i) the executed legal opinion of Cozen and O'Connor, counsel to the Borrowers and the Shareholders, substantially in the form of Exhibit H-1; and

                    (ii) the executed legal opinion of Davies, Ward & Beck, Canadian counsel to the Canadian Borrower, substantially in the form of Exhibit H-2.

          (e)  Pledged Stock, Stock Powers, Etc.  The US Administrative Agent
               --------------------------------
     shall have received the certificates representing the shares pledged pursuant to the US Global Guarantee and Security Agreement together with an undated stock power for each such stock certificate, executed in blank by a duly authorized officer of the pledgor thereof (which undated stock powers, in the case of certificates representing shares pledged pursuant to the Canadian Security Agreement, shall be required only if such Agreement so requires). In addition, each spouse of any Shareholder executing the US Global Guarantee and Security Agreement and who resides in a state which has community property laws, shall have confirmed such spouse's waiver of all special rights to the Pledged Securities pledged by such Shareholder.

          (f)  Actions to Perfect Liens.  The US Administrative Agent shall have
               ------------------------
     received evidence in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on Form UCC-1, PPSA Form 1-C or the appropriate equivalent thereof, necessary or, in the opinion of the US Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed or that all such financing statements and other documents with respect to such filings, recordings, registrations and other actions shall have been delivered to the applicable Administrative Agent.

          (g)  Lien Searches.  The US Administrative Agent shall have received
               -------------
     (i) the results of a recent search by a Person satisfactory to the US Administrative Agent of the Uniform Commercial Code, judgment and tax lien filings and (ii) PPSA search results certified by the Ontario Registrar of Personal Property or equivalent certificate in any other province or territory with PPSA-type legislation which may have been filed, with respect to personal property of either Borrower and its Subsidiaries, and the results of such searches in clauses (i) and (ii) above shall be reasonably satisfactory to the US Administrative Agent.

          (h)  Insurance.  The US Administrative Agent shall have received
               ---------
     evidence in form and substance reasonably satisfactory to it that all of the requirements of subsection 5.3 of the US Global Guarantee and Security Agreement and subsection 6.1 of the Canadian Security Agreement shall have been satisfied.

          6.3  Additional Conditions for Acquisition Loans.  The agreement of
               -------------------------------------------
each Lender to make any Acquisition Loan requested to be made by it on any Borrowing Date is subject to the satisfaction of the following conditions precedent:

          (a)  Acquisition Documents.  The US Administrative Agent shall have
               ---------------------
     received, prior to the proposed borrowing date for such Acquisition Loan, true and correct copies, certified as to authenticity by the relevant Borrower, of each Acquisition Document (unless requested by the US Administrative Agent, without exhibits) (or the most recent form thereof) pursuant to which the Permitted Acquisition financed with such Acquisition Loan (the "Relevant Permitted Acquisition") is to be consummated, and such
                ------------------------------
     other documents or instruments as may be reasonably requested by the US Administrative Agent, including, without limitation, a copy of any debt, instrument, security agreement or other material contract to which such Borrower or its Subsidiaries may be a party upon the consummation of such Relevant Permitted Acquisition. The Relevant Permitted Acquisition shall have been (or shall concurrently be) consummated in accordance with such agreements or an agreement substantially similar to the form presented to the US Administrative Agent.

          (b)  Pro Forma Compliance.  The Company shall be in compliance, on a
               --------------------
     pro forma basis after giving effect to the Relevant Permitted Acquisition,
     --- -----
     with the covenants contained in subsection 8.10 recomputed as at the last day of the most recently ended calendar month of the Company for which financial statements shall have been delivered to the Lenders pursuant to subsection 7.1(a), (b) or (c) as if such Relevant Permitted Acquisition had occurred on the first day of each relevant period for testing such compliance, and the Borrower shall have delivered to the US Administrative Agent a certificate of a Responsible Officer to such effect, together with all relevant financial information for such Subsidiary or assets, and, after giving effect to such transaction, any acquired or newly formed Subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by subsection 8.4).

          (c)  Corporate Documents.  The US Administrative Agent shall have
               -------------------
     received true and complete copies of the certificate of incorporation and by-laws of any new Subsidiary executing any Loan Document to be delivered on such Borrowing Date, certified as of such Borrowing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such new Subsidiary.

          (d)  Litigation.  No litigation, investigation, injunction or
               ----------
     restraining order shall be pending, entered or threatened (including any proposed statute, rule or regulation) in respect of the Relevant Permitted Acquisition which could reasonably be expected to have a Material Adverse Effect.

          (e)  Filings.  All filings and other actions required to create and
               -------
     perfect a Lien in favor of the relevant Administrative Agent for the benefit of the relevant Lenders in all property to be acquired pursuant to the Relevant Permitted Acquisition shall have been duly made or taken or all necessary financing statements and other documents with respect to such filing and other actions shall have been delivered to the relevant Administrative Agent, and all such property shall be free and clear of other Liens except Liens permitted under the Loan Documents; provided, however, that no such Liens shall be granted with respect to any real property acquired in a Permitted Acquisition with respect to which a Lien permitted by subsection 8.1(l) exists.

          (f)  Lien Searches.  The US Administrative Agent shall have received
               -------------
     copies of the results of any search conducted in connection with the Relevant Permitted Acquisition on behalf of or at the request of any Loan Party for any Uniform Commercial Code, judgment, tax lien or PPSA filings, which may have been filed with respect to personal property which is to be acquired (or which is owned by any Person to be acquired) in connection with such Permitted Acquisition.

          (g)  Pledged Stock; Stock Powers.  The relevant Administrative Agent
               ---------------------------
     shall have received the certificates representing any additional shares of Capital Stock to be pledged pursuant to the Security Documents in connection with the Relevant Permitted Acquisition, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and each addendum or supplement as required under subsections 7.15, 7.16 and 7.17.

          (h)  Legal Opinions.  The US Administrative Agent shall have received,
               --------------
     with a counterpart for each Lender, such executed legal opinions of counsel to the Loan Parties, covering substantially the same matters as the opinion delivered pursuant to subsection 6.1(i) or (ii), as the case may be, with respect to any Person acquired in connection with the Relevant Permitted Acquisition which shall become a party to a Loan Document.

          (i)  Environmental Assessment.  The US Administrative Agent shall have
               ------------------------
     received to the extent available or prepared on behalf of the Company one or more environmental assessments with respect to the Relevant Permitted Acquisition, in form and substance reasonably satisfactory to it, concerning environmental compliance and liability issues affecting either Borrower and the other Loan Parties.

          6.4  Conditions to Each Loan.  The agreement of each Lender to make
               -----------------------
any Loan requested to be made by it on any date (including, without limitation, its initial Loan) is subject to the satisfaction of the following conditions precedent:

          (a)  Representations and Warranties.  Each of the representations and
               ------------------------------
     warranties made by either Borrower and any other Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date.

          (b)  No Default.  No Default or Event of Default  shall have occurred
               ----------
     and be continuing on such date or after giving effect to the Loans requested to be made on such date.

          (c)  Additional Matters.  All corporate and other proceedings, and all
               ------------------
     documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the US Administrative Agent, and the US Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as they shall reasonably request.

Each borrowing by either Borrower hereunder shall constitute a representation and warranty by the Borrowers as of the date thereof that the conditions contained in this subsection have been satisfied.


                       SECTION 7.  AFFIRMATIVE COVENANTS

          The Company hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or any Administrative Agent hereunder or under any other Loan Document, the Company shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

          7.1  Financial Statements, Etc.  Furnish to the US Administrative
               -------------------------
Agent for distribution to each Lender:

          (a) as soon as available, but in any event within 120 days after the end of each fiscal year of the Company, a copy of the consolidated and consolidating balance sheets of the Company and its consolidated Subsidiaries as at the end of such year and the related consolidated and consolidating statements of income, retained earnings and cash flows for such fiscal year and setting forth comparative figures for the preceding fiscal year and, in the case of the consolidated statements, certified by Arthur Andersen LLP or other independent certified public accountants of recognized national standing reasonably acceptable to the Required Lenders, together with comparative figures for the preceding fiscal year prepared by the Company and an unaudited schedule prepared by the Company containing comparable budgeted figures for such period;

          (b) as soon as available, but in any event within 45 days after the end of each of the first three quarterly periods of each fiscal year of the Company, the unaudited consolidated balance sheets of the Company and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income, retained earnings and of cash flows of the Company and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth (i) in the case of such consolidated balance sheet, in comparative form the figures as at the end of the previous fiscal year and (ii) in the case of such consolidated statements of income and of cash flows, in comparative form the budgeted figures for such quarter and the figures for the corresponding quarter of the previous fiscal year, certified by a Responsible Officer as being fairly stated in accordance with GAAP in all material respects (subject to normal year-end audit adjustments); and

          (c) as soon as available, but in any event within 45 days after the end of each calendar month, the consolidated statement of income for such month and the fiscal year to date and the figures for the corresponding month and year to date of the previous fiscal year;

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed therein).

          7.2  Certificates; Other Information.  Furnish to the US
               -------------------------------
Administrative Agent for distribution to each Lender:

          (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in connection with their audit nothing has come to their attention to cause them to believe that the Company or any of its Subsidiaries failed to comply with the covenants contained in Sections 7 and 8; provided, however,
                                                              --------  -------
     that such audit shall not have been directed primarily toward obtaining knowledge of such noncompliance, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and (b), a certificate of a Responsible Officer ("Compliance
               ----------

     Certificate") stating that, to the best of such Officer's knowledge, during
     -----------
     such period (i) no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the Company has complied with the requirements of subsections 7.15, 7.16 and 7.17 with respect thereto), (ii) neither the Company nor any of its Subsidiaries has changed its name, its principal place of business, its chief executive office or the location of any material item of tangible Collateral without complying with the requirements of this Agreement and the Security Documents with respect thereto, (iii) the Company in all material respects has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, except as specified in such certificate, and (iv) the Company has set forth in reasonable detail any and all calculations necessary to show compliance with all of the financial condition covenants set forth in subsections 8.3 through 8.5 inclusive, and
     8.7 through 8.10 inclusive, including, without limitation, calculations and reconciliations, if any, necessary to show compliance with such financial condition covenants on the basis of GAAP consistent with those utilized in preparing the audited financial statements referred to in subsection 5.1, and such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

          (c) no later than 15 days after the first day of each fiscal year of the Company, a budget for the Company and its Subsidiaries using a format reasonably satisfactory to the Administrative Agents and the Required Lenders (including budgeted statements of income and sources and uses of cash and balance sheets) prepared by the Company for each fiscal quarter of such fiscal year, prepared in reasonable detail with appropriate presentation and discussion of the principal assumptions upon which such budgets are based, accompanied by the statement of a Responsible Officer of the Company to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the period covered thereby.

          (d) within five days after the same are filed, copies of all financial statements and reports which either Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

          (e) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

          7.3  Books, Records and Inspections.  The Company and its Subsidiaries
               ------------------------------
will keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities. The Company and its Subsidiaries will permit officers and designated representatives of either Administrative Agent or any Lender to visit and inspect, under guidance of officers of the Company or such Subsidiaries, any of the properties of the Company and its Subsidiaries, and to examine the books of account of the Company and its Subsidiaries and discuss the affairs, finances and accounts of the

Company and its Subsidiaries with, and be advised as to the same by, its and their respective officers, all at such reasonable times and intervals and to such reasonable extent as either Administrative Agent or such Lender may request.

          7.4  Maintenance of Property, Insurance.  (a)  Part A of Schedule 7.4
               ----------------------------------
sets forth a true and complete listing of all insurance maintained by the Company and its Subsidiaries with respect to its property as of the Closing Date. The Company and its Subsidiaries will (i) keep all property necessary in its business in good working order and condition (ordinary wear and tear excepted), (ii) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice for companies similarly situated and (iii) furnish to each Lender, upon written request, full information as to the insurance carried. In addition, Part B of
Schedule 7.4 sets forth a true and complete listing of all insurance maintained by the Company with respect to its Shareholders as of the Closing Date.

          (b) The Company will (i) maintain with a financially sound and reputable insurance company key-man insurance on J. Peter Pierce of at least US$1,000,000 and (ii) furnish to each Lender, upon written request, full information as to the insurance carried.

          (c) At any time that insurance at levels described in Schedule 7.4 or at the level described in subsection 7.4(b) is not being maintained by the Company, the Company will notify the Lenders in writing within two Business Days thereof. The provisions of this subsection 7.4 shall be deemed to be supplemental to, but not duplicative of, the provisions of any Security Document that require the maintenance of insurance.

          7.5  Corporate Franchises.  The Company and its Subsidiaries will do
               --------------------
all things necessary to preserve and keep in full force and effect its existence and all of its rights, franchises, licenses and patents, except where the failure to do so could not have been reasonably expected to have a Material Adverse Effect; provided, however, nothing in this subsection 7.5 shall prevent
                --------  -------
the withdrawal by the Company or any of its Subsidiaries of its qualification as a foreign corporation in a jurisdiction in which such withdrawal could not be reasonably expected to have a Material Adverse Effect.

          7.6  Compliance with Statutes, etc.  The Company and its Subsidiaries
               ------------------------------
will comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, domestic or foreign, in respect of the conduct of its business and the ownership of its property except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          7.7  Compliance with Environmental Laws.  (a)  The Company and its
               ----------------------------------
Subsidiaries will comply in all material respects with all Environmental Laws applicable to ownership or use of their real property (including, without limitation, state laws applicable to underground storage tanks), will promptly pay or cause to be paid by other responsible parties all costs and expenses incurred in such compliance, and will keep or cause to be kept all such real properties free and clear of any Liens or any restrictions on the ownership, occupancy, use or transferability of such real property imposed pursuant to such Environmental Laws, except where the failure to do so could not have been reasonably expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries will use or store or knowingly permit the use or storage of Hazardous Materials on any of its respective real property, or transport or knowingly permit the transportation of Hazardous Materials to or from any of its respective real property except in material compliance with Environmental Laws. Neither the Company nor any of its Subsidiaries will generate, treat, release or dispose of, or permit the generation, treatment, release or disposal of, Hazardous Materials on any of its respective real property except in material compliance with Environmental Laws.

          (b) At the reasonable request of either Administrative Agent or the Required Lenders that at any time there exists a condition or set of circumstances or facts which has given rise to a material Environmental Claim, material noncompliance with an Environmental Law or an Event of Default exists with respect to this Section 7.7, the Company will provide, at its sole cost and expense, an environmental site assessment report concerning such real property of the Company or its Subsidiaries which is affected by any Environmental Claim, or noncompliance with an Environmental Law or material Event of Default, prepared by an environmental consulting firm approved by the US Administrative Agent or the Required Lenders, indicating the presence or Release or absence of Hazardous Materials and the potential cost of any required removal or remedial action in connection with any Hazardous Materials on such real property. If the Company fails to provide the same within sixty (60) days after such request is made or within a reasonable time thereafter, the US Administrative Agent or the Required Lenders may upon ten (10) days' prior notice order the same or undertake such an assessment all at the expense of the Company, and the Company or its Subsidiary shall grant and hereby grants to the US Administrative Agent and the Lenders and their agents access to such real property.

          7.8  ERISA; Canadian Pension Plans.  (a)  As soon as possible and, in
               -----------------------------
any event, within 10 days after the Company or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Company will deliver to each of the Lenders a certificate of a Responsible Officer of the Company setting forth details as to such occurrence and the action, if any, which the Company or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Company, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings may be or have been instituted to terminate a Plan; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; or that the Company or any ERISA Affiliate will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or with respect to a Plan under Section 4971 or 4975 of the Code or Section 409 or 502(i) or 502(1) of ERISA. The Company will deliver to each of the Lenders a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of annual reports and any notices received by the Company or any ERISA Affiliate with respect to any Plan shall be delivered to the Lenders no later than 10 days after the later of the date such report or notice has been filed with the Internal Revenue Service or received by the Company or the ERISA Affiliate.

          (b) As soon as possible and, in any event, within 10 days after the Company or any Subsidiary of the Company knows of any of the following, the Company will deliver to the US Administrative Agent a certificate setting forth the details of any such occurrence or condition and such action, if any, which is required or proposed to be taken, together with any notices required or proposed to be given to or filed with or by the Company or such Subsidiary, the relevant pension or tax regulatory authority, a current or former member of a Canadian Pension Plan, an administrator or member of an advisory committee of a Canadian Pension Plan or a union representing current or former members of a Canadian Pension Plan with respect thereto: that a Canadian Pension Plan is not in substantial compliance with any applicable pension benefits and tax laws; that a Canadian Pension Plan has an unfunded liability (either on a "going concern" or on a "winding up" basis and determined in accordance with all applicable laws and using assumptions and methods that are appropriate in the circumstances and in accordance with generally accepted actuarial principles and practices in Canada); that any contribution (including any special payment to amortize any unfunded liability) required to be made in accordance with any applicable law or the terms of a Canadian Pension Plan has not been made; that an event has occurred or a condition exists with respect to a Canadian Pension Plan that has resulted or could result in the Canadian Pension Plan being ordered or required to be wound up in whole or in part pursuant to any applicable pension benefits laws or having its registration revoked or refused for the purposes of any applicable pension benefits and tax laws or being placed under the administration of any relevant pension benefits regulatory authority or being required to pay any taxes or penalties under any applicable pension benefits and tax laws; that an order has been made or notice has been given pursuant to any applicable pension benefits and tax laws in respect of any Canadian Pension Plan requiring (or proposing to require) any person to take or refrain from taking any action in respect thereof or that there has (or there are circumstances that indicate that there has) been a contravention of any such applicable laws; or that an event has occurred or a condition exists that has resulted or could result in the Company or any Subsidiary of the Company being required to pay, repay or refund any amount (other than contributions required to be made or expenses required to be paid in the ordinary course) to or on account of any Canadian Pension Plan or a current or former member thereof; or that an event has occurred or a condition exists that has resulted or could result in a payment being made out of a guarantee fund established under the applicable pension benefits laws in respect of a Canadian Pension Plan.

          (c) The Company will, and will cause each of its Subsidiaries, to make all contributions (including any special payments to amortize any unfunded liabilities) required to be made in accordance with all applicable laws and the terms of each Canadian Pension Plan in a timely manner.

          7.9  End of Fiscal Years; Fiscal Quarters.  The Company will cause its
               ------------------------------------
and each of its Subsidiaries' fiscal years to end on December 31, and each of its and its Subsidiaries' first three fiscal quarters to end on March 31, June 30 and September 30.

          7.10  Performance of Obligations.  The Company will, and will cause
                --------------------------
each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound and each other agreement or contract to which it is a party, except such non-performances as could not reasonably be expected to individually or in the aggregate have a Material Adverse Effect.

          7.11  Payment of Taxes.  Each of the Company and its Subsidiaries will
                ----------------
pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon any properties of such Person; provided, that such Person shall not be required to pay any such tax,
--------
assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

          7.12  Use of Proceeds.  The proceeds of Loans shall be used by the
                ---------------
Borrowers (i) to fund Permitted Acquisitions, (ii) to provide funds in an aggregate amount not to exceed US$10,000,000 for the purchase, repurchase, redemption or other payment in respect of the Capital Stock of the Company,
(iii) to provide funds in an aggregate amount not to exceed US$20,000,000 for the purchase, repurchase, redemption or other payment in respect of the Senior Subordinated Notes and (iv) for general corporate purposes, including to finance the working capital needs of the Borrowers.

          7.13  Notices.  Promptly give notice to the US Administrative Agent
                -------
and each Lender of:

          (a)  the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of the Company or any of its Subsidiaries, including, without limitation, under the Senior Subordinated Notes or (ii) litigation, investigation or proceeding which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely deter mined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Company or any of its Subsidiaries (i) in which the amount involved is US$1,000,000 or more and not covered by insurance or (ii) in which injunctive or similar relief is sought which could reasonably be expected to have a Material Adverse Effect;

          (d) any material adverse change in the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole; and

          (e) as soon as possible after a Responsible Officer of the Company knows or reasonably should know thereof, (i) any Release by the Company or any of its Subsidiaries of any Hazardous Materials required to be reported under applicable Environmental Laws to any Governmental Authority, unless the Company reasonably determines that the total Environmental Costs arising out of such release or discharge are unlikely to exceed US$1,000,000 or to have a Material Adverse Effect; (ii) any condition, circumstance, occurrence or event not previously disclosed in writing to the US Administrative Agent that could result in liability under applicable Environmental Laws unless the Company reasonably determines that the total Environmental Costs arising out of such condition, circumstance, occurrence or event are unlikely to exceed US$1,000,000 or to have a Material Adverse Effect, or could result in the imposition of any Lien or other restriction on the title, ownership or transferability of any facilities and properties owned, leased or operated by the Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect; and (iii) any proposed action to be taken by the Company or any of its Subsidiaries that would reasonably be expected to subject the Company or any of its Subsidiaries to any material additional or different requirements or liabilities under Environmental Laws, unless the Company determines that the total Environmental Costs arising out of such proposed action are unlikely to exceed US$1,000,000 or to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

          7.14  Tax Status.  The Company will comply in all respects with the
                ----------
Code to maintain its status as an S corporation as defined in Section 1361 of the Code and will take all actions necessary so that the Company continues to qualify as an S corporation (as defined in Section 1361 of the Code); provided, however, the Company shall not be required to continue its status as an S corporation in the event (a) the Company completes a public offering of its Capital Stock or (b) the Company shall have provided to the US Administrative Agent financial projections for the then remaining life of this Agreement demonstrating pro forma compliance (after giving effect to the conversion of the Company to a "C" corporation) with subsections 8.8, 8.9 and 8.10 for the then remaining life of this Agreement.

          7.15  Additional Mortgages.  (a)  The Company shall grant, and shall
                --------------------
cause its Subsidiaries to grant, to the relevant Administrative Agent, for the benefit of the relevant Lenders a lien and security interest in any real property of such Person not covered by a Mortgage (including, without limitation, any real property acquired by such Loan Party pursuant to a Permitted Acquisition, but excluding any property that has a Lien thereon permitted by subsection 8.1(l)) so long as the fair market value of such property exceeds US$2,500,000 (or the C$ Equivalent thereof) an "Additional
                                                                 ----------
Mortgaged Property"), and shall take all actions reasonably requested by the US
------------------
Administrative Agent (including, without limitation, the obtaining of title insurance policies and title surveys) in connection with the granting of such security interest, provided, however, that no such Mortgage shall be required to
                   -----------------
be created with respect to any real property that is subject to a Lien permitted by subsection 8.1(l).

          (b) The liens and security interests required to be granted pursuant to clause (a) above shall be granted pursuant to security documentation (which shall be substantially similar to the Security Documents) reasonably satisfactory in form and substance to the US Administrative Agent and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except such Liens as are permitted by subsection 8.1. The Mortgages and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the relevant Administrative Agent for the benefit of the relevant Lenders, required to be granted pursuant to the Mortgages, as the case may be, and, all taxes, fees and other charges payable in connection therewith shall be paid in full by the respective Borrower. At the time of the execution and delivery of the Mortgages, such Borrower shall cause to be delivered to the relevant Administrative Agent such opinions of counsel, title insurance, title surveys and other related documents other than real estate appraisals as may be reasonably requested by such Administrative Agent or the relevant Required Lenders to assure themselves that this subsection has been complied with.

          (c) Each Borrower agrees that each action required by subsections (a) or (b) with respect to any Mortgages, as the case may be, shall be completed within 60 days of the later of (i) the date such action is requested to be taken and (ii) the date of the Relevant Permitted Acquisition.

          7.16  Additional Stock Pledges.  (a)  The Company will, and will cause
                ------------------------
each of its Subsidiaries to, pledge to the US Administrative Agent 100% of the issued and outstanding Capital Stock (other than directors' qualifying shares) which it or such Subsidiary holds of each Domestic Subsidiary of the Company which has not previously been pledged hereunder. Such pledge shall be granted pursuant to an addendum to the US Guarantee and Security Agreement substantially in the form of Exhibit A thereto.

          (b) The Company will, and will cause each of its US Subsidiaries to, pledge (or grant analogous security interests) to the US Administrative Agent in accordance with the laws of the jurisdiction of organization of the issuer thereof 65% (rounded downward to eliminate any fraction of a share) of the issued and outstanding shares of each class of

Capital Stock entitled to vote (within the meaning of Treasury Regulations
(S)1.956-2(c)(2)) ("Voting Stock") and 100% of the issued and outstanding shares
                    ------------
of each class of Capital Stock not entitled to vote (within the meaning of such Regulation) ("Non-Voting Stock") of each first-tier Foreign Subsidiary from time
              ----------------
to time of the Company which (in each case) is owned of record by the Company or any Domestic Subsidiary of the Company and which has not previously been pledged hereunder. Each such pledge shall, unless otherwise agreed to by the US Administrative Agent, be granted pursuant to an addendum to the US Guarantee and Security Agreement in such form as (x) may be reasonably required in order to perfect a security interest in the pledged stock delivered thereto as defined therein under the laws of the jurisdiction in which the issuer of such pledged stock is organized and (y) is in form and substance reasonably satisfactory to the US Administrative Agent.

          (c) The Company will, and will cause each of the US Subsidiaries to, execute and deliver each addendum required to be executed and delivered pursuant to this subsection 7.16 promptly following the organization, acquisition or identification of any such Subsidiary or first-tier Foreign Subsidiary. Each such addendum shall be accompanied by (i) share certificates evidencing the pledged stock thereunder (to the extent that such pledged stock is certificated) as defined therein, together with an undated stock power for each such share certificate (duly executed in blank and delivered by a duly authorized officer of the pledgor of the pledged stock represented by such certificate), (ii) in the case of the pledge of Capital Stock of any Foreign Subsidiary, evidence of the taking of all such other actions as may be necessary or appropriate for the perfection and first priority of such pledge and (iii) in the case of any Subsidiary, such resolutions, incumbency certificates and legal opinions as are reasonably requested by the US Administrative Agent and shall otherwise be in form and substance reasonably satisfactory to the US Administrative Agent.

          (d) The Canadian Borrower will, and will cause each of its Subsidiaries to, pledge to the Canadian Administrative Agent 100% of the issued and outstanding Capital Stock or other equity interests (other than directors' qualifying shares) which it or such Subsidiary holds of each of its Subsidiaries which has not previously been pledged hereunder. Such pledge shall, unless otherwise agreed to by the Canadian Administrative Agent, be granted pursuant to an addendum to the Canadian Security Agreement substantially in the form of Exhibit A thereto.

          (e) The Canadian Borrower will, and will cause each of its Subsidiaries to, execute and deliver each addendum required to be executed and delivered pursuant to this subsection 7.16 promptly following the organization, acquisition or identification of any such Subsidiary. Each such addendum shall be accompanied by (i) share certificates, if any, evidencing the pledged stock thereunder (to the extent that such pledged stock is certificated) as defined therein, together with an undated stock power for each such share certificate (duly executed in blank and delivered by a duly authorized officer of the pledgor of the pledged stock represented by such certificate), (ii) in the case of the pledge of Capital Stock of any Foreign Subsidiary, evidence of the taking of all such other actions as may be necessary or appropriate for the perfection and first priority of such pledge and (iii) in the case of any Subsidiary, such resolutions, incumbency certificates and legal opinions as are reasonably requested by the Canadian Administrative Agent and shall otherwise be in form and substance reasonably satisfactory to the Canadian Administrative Agent.

          7.17  Additional Guarantee and Security Agreements.  Each Borrower
                --------------------------------------------
will cause each of its respective Subsidiaries which has not previously done so to execute and deliver to the relevant Administrative Agent an addendum to, and thereby become a party to, the respective US Global Guarantee and Security Agreement or Canadian Security Agreement and to take such other action as reasonably shall be necessary or as the relevant Administrative Agent reasonably shall request to grant to such Administrative Agent a perfected (to the extent required in the US Global Guarantee and Security Agreement or Canadian Security Agreement) security interest in all Collateral described in the US Global Guarantee and Security Agreement or Canadian Security Agreement (subject to any Liens permitted to encumber such Collateral pursuant to subsection 8.1). Each such addendum to the relevant US Global Guarantee and Security Agreement or Canadian Security Agreement shall be accompanied by such evidence of the taking of all actions as may be necessary or appropriate for the perfection (to the extent required in such US Global Guarantee and Security Agreement or Canadian Security Agreement) of such security interest (including, without limitation, the filing of any necessary Uniform Commercial Code or PPSA financing statements) and such resolutions, incumbency certificates and legal opinions as are reasonably requested by such Administrative Agent, all of which shall be in form and substance reasonably satisfactory to such Administrative Agent.

          7.18  Mortgaged Properties Documentation.  The Company shall, within
                ----------------------------------
60 days after the Closing Date:

          (a)  Mortgages.  Furnish to the US Administrative Agent each Mortgage,
               ---------
     each executed and delivered by a duly authorized officer of the party thereto, with a counterpart or a conformed copy for each Lender.

          (b)  Surveys.  Furnish to the US Administrative Agent and the title
               -------
     insurance company issuing the policy referred to in subsection 7.18(b) (the "Title Insurance Company") maps or plats of an as-built survey of the sites
      -----------------------
     of the US Mortgaged Properties and the Canadian Mortgaged Properties certified to the US Administrative Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date satisfactory to the US Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor satisfactory to the US Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1962 or such other certification reasonably acceptable to the US Administrative Agent, and, without limiting the generality of the foregoing, there shall be or is, as of a recent date, surveyed and shown on such maps, plats or surveys the following: (i) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (ii) the lines of streets abutting the sites and width thereof; (iii) all access and other easements appurtenant to the sites or necessary or desirable to use the sites; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building structures and improvements on the sites; and (vi) if the site is described as being on a filed map, a legend relating the survey to said map.

          (c)  Title Insurance Policy or Opinion.  Furnish to the US
               ---------------------------------
     Administrative Agent (i) in respect of each parcel covered by each Mortgage, a mortgagee's title policy (or policies) or marked up unconditional binder for such insurance dated the Closing Date and each such policy shall (A) be in an amount satisfactory to the US Administrative Agent; (B) be issued at ordinary rates; (C) insure that the Mortgage insured, thereby creates a valid first Lien on such parcel free and clear of all defects and encumbrances, except such as may be approved by the US Administrative Agent; (D) name the US Administrative Agent for the benefit of the Lenders as the insured thereunder; (E) be in the then current form of ALTA Loan Policy approved by the state in which the parcel is located or the comparable form in Canada, as the case may be; (F) contain such endorsements and affirmative coverage as the US Administrative Agent may reasonably request and (G) be issued by title companies satisfactory to the US Administrative Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the US Administrative Agent), and evidence satisfactory to the US Administrative Agent that all premiums in respect of each such policy, and all charges for mortgage recording tax, if any, have been paid, or (ii) in respect of each parcel covered by the Canadian Mortgage, a title opinion in form and substance reasonably satisfactory to the US Administrative Agent.

          (d)  Copies of Documents.  Furnish to the US Administrative Agent a
               -------------------
     copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies or title opinion or opinion referred to in subsection 7.18(b) and a copy, certified by such parties as the US Administrative Agent may deem appropriate, of all other documents affecting the property covered by each Mortgage.


                        SECTION 8.  NEGATIVE COVENANTS

          Each Borrower covenants and agrees with the Lenders and the Administrative Agents that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by such Borrower hereunder:

          8.1  Liens.  Such Borrower will not, and will not permit any of its
               -----
Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any of its property or assets (real or personal, tangible or intangible), whether now owned or hereafter acquired, except:

          (a) inchoate Liens for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

          (b) Liens imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness, such as carriers', warehousemen's, materialmen's, mechanics' and similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such Person's property or assets or materially impair the use thereof in the operation of the business of such Person or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

          (c)  Liens in existence on the Closing Date and listed on Schedule
     8.1;

          (d)  Liens created pursuant to the Security Documents;

          (e) easements, rights-of-way, restrictions, encroachments and other similar charges, encumbrances or defects or irregulations of title not materially interfering with the conduct of the business of such Borrower or such Subsidiary;

          (f) any attachment or judgment Lien so long as no Event of Default shall have arisen under subsection 9(h) in connection therewith;

          (g) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security benefits as required by law, or securing leases incurred in the ordinary course of business;

          (h) Liens created by leases or subleases granted to others not interfering in any material respect with the business of such Borrower or such Subsidiary;

          (i) Liens on property of such Borrower or any of its Subsidiaries securing Capitalized Lease Obligations permitted by subsection 8.4(f), provided that such Liens only secure the payment of such Capitalized Lease
     --------
     Obligation and encumber only the asset giving rise to the Capitalized Lease Obligation;

          (j) Liens placed upon equipment or machinery used in the ordinary course of business of such Borrower or such Subsidiary at the time of the acquisition thereof to secure Indebtedness incurred to pay all or a portion of the purchase price thereof; provided that the Indebtedness secured by
                                    --------
     Liens permitted by this clause is permitted to be pursuant to subsection 8.4(f) and that such Liens do not encumber any other asset or property of such Borrower or any of its Subsidiaries;

          (k) Liens on real property acquired in connection with a Permitted Acquisition, or which is owned by a Person acquired in connection with a Permitted

     Acquisition which becomes a Subsidiary after the date hereof, in either case, securing Indebtedness permitted by subsection 8.4(f), provided
                                                                        --------
     that (i) such Liens existed at the time of such Permitted Acquisition and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any other property or assets after the date of such Permitted Acquisition and (iii) the amount of Indebtedness secured thereby is not increased;

          (l) Liens arising pursuant to purchase money mortgages securing Indebtedness representing a portion of the purchase price of real property acquired by such Borrower or such Subsidiary in accordance with subsection 8.2(d) or (e), provided, that (i) any such Liens attach only to the real
                    --------
     property so purchased, (ii) the Indebtedness secured by any such Lien does not exceed 100% of the lesser of the fair market value or the purchase price of such real property at the time of the incurrence of such Indebtedness and (iii) the Indebtedness secured by Liens permitted by this clause is permitted pursuant to subsection 8.4(f);

          (m) Liens created by applicable by-laws and other governmental regulations and restrictions provided that the same do not materially interfere with the conduct of the business of the owner of the property subject thereto; and

          (n) reservations, limitations and conditions expressed in any original grants from the Crown.

          8.2  Consolidation, Merger, Purchase or Sale of Assets, etc.  Such
               -------------------------------------------------------
Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger, amalgamation or consolidation, nor convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets (including, without limitation, stock of any Subsidiary), nor enter into any partnerships, joint ventures or sale-leaseback transactions, nor purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions by such Borrower or such Subsidiary of inventory, materials and equipment in the ordinary course of business) of any Person, except:

          (a)  Capital Expenditures permitted by subsection 8.7;

          (b) sales of inventory and other assets in the ordinary course of business;

          (c) investments permitted by subsection 8.5;

          (d)  Permitted Acquisitions;

          (e) so long as prior to and after giving effect thereto, there shall not be a Default or Event of Default in existence, (i) the purchase of the Travelers Corporation Building Archives, provided that the aggregate
                                              --------
     consideration paid in connection therewith shall not exceed US$6,000,000,
     (ii) the purchase of the

     Montreal Property, provided that the aggregate consideration paid in
                        --------
     connection therewith shall not exceed C$5,250,000, (iii) the Real Estate Transactions (as defined in the offering memorandum for the Senior Subordinated Notes), provided that the aggregate consideration paid in
                          --------
     connection therewith shall not exceed US$15,000,000 and (iv) other purchases of real property in the ordinary course of business, provided
                                                                    --------
     that the aggregate consideration paid during any fiscal year of the Company in connection with all such other purchases (excluding any purchases in connection with a Permitted Acquisition) shall not exceed US$5,000,000;

          (f) other Dispositions of property or assets (i) which do not exceed US$2,500,000 in the aggregate or (ii) with respect to which (x) the Company or a Subsidiary, as the case may be, receives consideration at the time of such Disposition at least equal to the fair market value thereof; (y) not less than 85% of such consideration is in the form of cash; and (z) the Net Cash Proceeds thereof are applied in accordance with subsection 4.4;

          (g) leases (as lessee) of real or personal property (so long as such lease does not create Capitalized Lease Obligations);

          (h) mergers, consolidations or amalgamations of one or more Subsidiaries (i) with and into the Company or another Subsidiary or (ii) in which any Subsidiary is the surviving or resulting company; and

          (i)  Restricted Payments to the extent permitted by subsection 8.3.

          8.3  Limitation on Restricted Payments.  The Company will not make any
               ---------------------------------
"Restricted Payments" (as defined in the Senior Subordinated Notes Indenture) other than in accordance with the provisions of Section 4.09 of the Senior Subordinated Notes Indenture (relating to "Limitation on Restricted Payments") as such provisions are in effect on the date hereof without giving effect to any amendments, supplements or other modifications thereto or any termination thereof, which provisions, together with related definitions, are deemed incorporated herein by reference, as if set forth at length herein.

          8.4  Indebtedness.  Such Borrower will not, and will not permit any of
               ------------
its Subsidiaries to, contract, create, incur, assume nor suffer to exist any Indebtedness, except:

          (a) Indebtedness in respect of the Loans, any Notes, the Security Documents and the other obligations of the Loan Parties under this Agreement and the other Loan Documents;

          (b) Indebtedness outstanding on the Closing Date (including Indebtedness evidenced by the Senior Subordinated Notes) and listed on
     Schedule 6.1(d), and any subsequent extension, renewal or refinancing thereof which does not increase the amount thereof or result in any advancement in the maturity date of any portion of the principal thereof;

          (c) so long as prior to, and after giving effect thereto, there shall not be a Default or Event of Default then in existence, Indebtedness of the Company incurred to finance the purchase by the Company of (i) the Travelers Corporation Building Archives, in an aggregate principal amount not to exceed US$4,000,000 and (ii) the Montreal Property, in an aggregate principal amount not to exceed C$4,000,000;

          (d)  Permitted Intercompany Indebtedness;

          (e) Indebtedness under Interest Rate Protection Agreements entered into in the ordinary course of business; and

          (f) additional Indebtedness (including, without limitation, (i) Capitalized Lease Obligations and other Indebtedness secured by Liens permitted under subsection 8.1(j) or 8.1(k), (ii) Indebtedness assumed in connection with any Permitted Acquisition and (iii) Indebtedness incurred to finance the acquisition of any real property in accordance with subsection 8.2(e)(iv)) up to but not exceeding US$20,000,000 at any one time outstanding.

          8.5  Advances, Investments and Loans.  Such Borrower will not, and
               -------------------------------
will not permit any of its Subsidiaries to, directly or indirectly lend money or credit or make advances to any Person, nor purchase or acquire any stock, obligations or securities of, or any other interest in, nor make any capital contribution to, any other Person, except:

          (a) receivables created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

          (b)  Permitted Acquisitions;

          (c) such Borrower may make and maintain travel, relocation and other expense advances to employees for business-related activities in the ordinary course of business and consistent with past practice, in an aggregate outstanding principal amount not to exceed US$500,000 at any time;

          (d) loans and advances which create Indebtedness permitted by subsection 8.4(d);

          (e) the Company may enter into Interest Rate Protection Agreements to the extent permitted pursuant to subsection 8.4(e);

          (f)  Permitted Intercompany Indebtedness; and

          (g) reasonable and customary loans made to employees not to exceed $500,000 in the aggregate at any one time outstanding, plus any loans which may be required to be made under the Company's Nonqualified Stock Option Plan in an amount not to exceed US$2,000,000.

          8.6  Transactions with Affiliates.  Such Borrower will not, and will
               ----------------------------
not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate except that:

          (a) the Company may enter into transactions permitted by subsection 8.5(g);

          (b) the Company may pay customary and reasonable fees to any directors of the Company who would not be Affiliates of the Company if they were not directors;

          (c) the Company and the Canadian Borrower shall be permitted to perform the Management Services Agreement;

          (d) the Company may make any Restricted Payment that is not prohibited by the provisions described under "Limitations on Restricted Payments" contained in Section 4.09 of the Senior Subordinated Notes Indenture and incorporated by reference in subsection 8.3, including, without limitation, the distributions or other payments permitted to be made to the Permitted Holders in the aggregate amount of up to US$700,000 in any one fiscal year and payments made to Leo W. Pierce, Sr. or his spouse pursuant to a pension obligation of the Company in the annual amount of $96,000; or

          (e) the Company or any Subsidiary of the Company may pay customary investment banking, underwriting, placement agent or financial advisor fees paid in connection with services rendered to the Company or any Subsidiary of the Company;

          (f) the Company may enter into any transaction, approved by the Board of Directors of the Company in good faith, with an officer, director, employee or consultant of the Company or of any Subsidiary in his or her capacity as an officer, director, employee or consultant entered into in the ordinary course of business, including compensation, indemnity and employee benefit arrangements with any officer, director, employee or consultant of the Company or of any Subsidiary;

          (g) the Company may enter into transactions creating Permitted Intercompany Indebtedness; and

          (h) the Company may make rental or lease payments and perform its obligations under existing leases with Affiliates in accordance with the terms thereof;

provided, however, that the Company and its Subsidiaries may renew any of the
--------  -------
existing Affiliate Contracts through either a renewal option or upon expiration of an arrangement on substantially similar terms to those in effect immediately preceding such expiration.

          8.7  Capital Expenditures.  Such Borrower will not, and will not
               --------------------
permit any of its Subsidiaries to, make any expenditure (collectively, "Capital
                                                                        -------
Expenditures") for fixed or capital assets (including, without limitation,
------------
expenditures for maintenance and repairs which should be capitalized in accordance with GAAP and including Capitalized Lease Obligations and including Client Acquisition Costs (whether or not such costs would be classified as capital expenditures in accordance with GAAP) but excluding (a) Capital Expenditures related to a Permitted Acquisition, provided that such amounts
                                                 --------
expended in 1996 relating to any Permitted Acquisition shall not exceed 10% of the Purchase Price of such Permitted Acquisition; (b) insurance proceeds received in connection with any Casualty Event used as and permitted by subsection 4.4(d) to effect the repair, construction or rebuilding of the asset which is the subject of to such Casualty Event; (c) amounts expended to purchase the Travelers Corporation Building Archives and the Montreal Property in accordance with subsections 8.2(e)(i) and 8.2(e)(ii), respectively; and (d) amounts expended to purchase real property pursuant to subsection 8.2(e)(iii) and (iv)) which should be capitalized in accordance with GAAP; provided that the
                                                               --------
Company and its Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof (other than those described in clauses (a) through (d) above) does not exceed (i) during the 1996 fiscal year of the Company, US$20,000,000, or (ii) during any fiscal year of the Company thereafter, an amount equal to the sum of (x) 15% of total consolidated revenues of the Company and its Subsidiaries during the 12-month period ending on September 30 of such year plus (y) to the extent not included in clause (x) above, 15% of the total revenues for such 12-month period of all businesses acquired by the Company and its Subsidiaries during such 12-month period (including the revenues of each such business for the period from the beginning of such 12-month period through the date of the acquisition thereof).

          8.8  Fixed Charge Coverage Ratio.  Commencing on September 30, 1997,
               ---------------------------
the Company will not permit its Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters ending on and after such date, in each case taken as one accounting period, to be less than 1.0:1.0.

          8.9  Interest Coverage Ratio.  The Company will not permit its ratio
               -----------------------
of EBITDA to Interest Expense for any period of four consecutive fiscal quarters ending during any period set forth below, in each case taken as one accounting period, to be less than the ratio set forth opposite such period below:

------------------------------------------------------------------------------------------
          Period                                                         Ratio
          ------                                                         -----
------------------------------------------------------------------------------------------
From and including the Closing Date through June 30, 1998             1.50 to 1.00
------------------------------------------------------------------------------------------
From and including July 1, 1998 through June 30, 1999                 1.75 to 1.00
------------------------------------------------------------------------------------------
From and including July 1, 1999 and thereafter                        2.00 to 1.00
------------------------------------------------------------------------------------------

          8.10 Leverage Ratio.  (a)  The Company will not permit the Leverage
               --------------
Ratio at any time during any period set forth below to exceed the ratio set forth opposite such period below:

-----------------------------------------------------------------------------------
     Period                                                             Ratio
     ------                                                             -----
-----------------------------------------------------------------------------------
From and including the Closing Date through June 30, 1999            5.75 to 1.00
-----------------------------------------------------------------------------------
From and including July 1, 1999 and thereafter                       5.50 to 1.00
-----------------------------------------------------------------------------------

          (b) The Company will not at any time during any period set forth below permit the ratio of (i) the aggregate principal amount of Loans then outstanding, less any cash balances in excess of US$500,000 then outstanding to the credit of the Company and its Subsidiaries in their operating accounts to
(ii) Adjusted EBITDA of the Company for the then most recently ended period of four consecutive fiscal quarters for which financial statements shall have been delivered to the Lenders pursuant to subsection 7.1(a) or 7.1(b):

-----------------------------------------------------------------------------------
     Period                                                             Ratio
     ------                                                             -----
-----------------------------------------------------------------------------------
From and including the Closing Date through June 30, 1999            2.75 to 1.00
-----------------------------------------------------------------------------------
From and including July 1, 1999 through June 30, 2000                2.50 to 1.00
-----------------------------------------------------------------------------------
From and including July 1, 2000 through June 30, 2001                2.25 to 1.00
-----------------------------------------------------------------------------------
From and including July 1, 2001 through June 30, 2002                2.00 to 1.00
-----------------------------------------------------------------------------------
From and including July 1, 2002 and thereafter                       1.75 to 1.00
------------------------------------------------------------------------------------

          8.11 Limitation on Voluntary Payments and Modifications of
               -----------------------------------------------------
Indebtedness and Certain Other Agreements; etc.  The Company will not, and will
-----------------------------------------------
not permit any of its Subsidiaries to:

          (a) make (or give any notice in respect of) any voluntary or optional payment or prepayment or redemption or acquisition for value of any Indebtedness (other than the Loans), other than the redemption of the Senior Subordinated Notes with the net proceeds or one or more Public Equity Offering (as defined in the Senior Subordinated Notes Indenture) to the extent permitted under the Senior Subordinated Notes Indenture;

          (b) amend or modify, or permit the amendment or modification of, or relating to the payment or prepayment of the principal of or interest on any Indebtedness (other than any such amendment or modification which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon);

          (c) amend or modify, or permit the amendment or modification of, any of the terms and conditions of the Senior Subordinated Note Indenture or the Senior Subordinated Notes (other than (i) as permitted by clause (b) above and (ii) those that would relax any restriction on the Company imposed thereby and would not have an adverse effect upon the Lenders); or

          (d) amend, modify or change, or enter into any new Shareholders' Agreement (including the Corporate Buy Sell Agreement), Affiliate Contract, Management Services Agreement or Tax Sharing Agreement, except for any such amendment, modification or change which is beneficial to the Company and its Subsidiaries.

          8.12  Limitation on Issuance of Capital Stock.  The Company will not
                ---------------------------------------
permit any of its Subsidiaries to issue any Capital Stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, Capital Stock, except for issuances which do not decrease the percentage of the ownership of any Subsidiary currently held, directly or indirectly, by the Company.

          8.13  Business.  The Company will not, and will not permit any of its
                --------
Subsidiaries to, engage (directly or indirectly) in any business other than the business in which it is engaged on the date hereof and any other reasonably related businesses. The Limited Partnerships shall engage in no business other than owning the stock of the Canadian Borrower.

          8.14  Designation of "Designated Senior Indebtedness".  The Company
                -----------------------------------------------
will not, without the prior written consent of the Required Lenders, designate any Indebtedness as "Designated Senior Indebtedness" within the meaning of such term as used in the Senior Subordinated Note Indenture.


                         SECTION 9.  EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

          (a) Either Borrower shall fail to pay any principal of any Loan when due in accordance with the terms thereof or hereof; or either Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Any representation or warranty made or deemed made by the Company or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Company or any other Loan Party shall default in the observance or due performance of any agreement contained in Section 8, Sections 6 and 7 of the US Mortgage, and Article 2 of the Canadian Security Agreement; or

          (d) The Company or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs
     (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which written notice thereof is given to the Company by either Administrative Agent or any Lender or (ii) the date upon which either Borrower obtains knowledge of such default; or

          (e) The Company or any of its Subsidiaries shall (i) default (unless such default has been waived by the relevant creditor) in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; provided, however, that no Default or Event
                                   --------  -------
     of Default shall exist under this paragraph unless the aggregate amount of Indebtedness and/or Guarantee Obligations in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least US$1,000,000; or

          (f) (i) The Company or any of its material Subsidiaries shall commence any voluntary case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or any of its material Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Company or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) Any Person shall engage in any non-exempt "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Company or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Company or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; but only if, in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, involve an aggregate amount in excess of US$3,000,000; or

          (h) One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of US$3,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

          (i) (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Company or any other Loan Party which is a party to any of the Security Documents shall so assert; or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or
     (iii) any guarantee in any of the Security Documents shall cease, for any reason, to be in full force and effect or any Loan Party which is a guarantor thereunder shall so assert; or

          (j)  Any Change of Control shall occur; or

          (k) Any "Dissolution Event", as defined in the Articles of Association of the Canadian Borrower shall occur;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section with respect to either Borrower, automatically the

Commitments shall immediately terminate and the Loans hereunder (including the face amount of all Bankers' Acceptances accepted by any C$ Lender), with accrued interest thereon, and all other amounts owing under this Agreement shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken:

          (i) (x) with the consent of the Required US$ Lenders, the US Administrative Agent may, or upon the request of the Required US$ Lenders, the US Administrative Agent shall, by notice to the Company declare the US Commitments to be terminated forthwith, whereupon the US Commitments shall immediately terminate; and (y) with the consent of the Required US$ Lenders, the US Administrative Agent may, or upon the request of the Required US$ Lenders, the US Administrative Agent shall, by notice to the Company, declare the US$ Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement to the US$ Lenders to be due and payable forthwith, whereupon the same shall immediately become due and payable; and

          (ii) (x) with the consent of the Required C$ Lenders, the Canadian Administrative Agent may, or upon the request of the Required C$ Lenders, the Canadian Administrative Agent shall, by notice to the Canadian Borrower declare the Canadian Commitments to be terminated forthwith, whereupon the Canadian Commitments shall immediately terminate; and (y) with the consent of the Required C$ Lenders, the Canadian Administrative Agent may, or upon the request of the Required C$ Lenders, the Canadian Administrative Agent shall, by notice to the Canadian Borrower declare the C$ Loans hereunder (including the face amount of all Bankers' Acceptances accepted by any C$ Lender), with accrued interest thereon, and all other amounts owing under this Agreement to the Canadian Lenders to be due and payable forthwith, whereupon the same shall immediately become due and payable.

Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                    SECTION 10.  THE ADMINISTRATIVE AGENTS

          10.1 Appointment.  Each Lender hereby irrevocably designates and
               -----------
appoints the Administrative Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agents, in such capacities, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agents by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agents shall not have any duties or responsibilities, except those expressly set forth in this Agreement, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against either Administrative Agent. The Borrowers shall be entitled to conclusively rely upon any statement made by either Administrative Agent that it has received the approval of the Required Lenders, the Required US$ Lenders, the Required C$ Lenders, all of the Lenders, all of the US$ Lenders or all of the C$ Lenders.

          10.2  Delegation of Duties.  Each Administrative Agent may execute any
                --------------------
of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither Administrative Agent shall be responsible to any Lender for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          10.3  Exculpatory Provisions.  Neither Administrative Agent nor any of
                ----------------------
its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. Neither Administrative Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

          10.4  Reliance by Administrative Agent.  Each Administrative Agent
                --------------------------------
shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. Each Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Administrative Agent. Each Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan

Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          10.5  Notice of Default.  Neither Administrative Agent shall be deemed
                -----------------
to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Administrative Agent has received notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that either Administrative Agent receives such a notice, such Administrative Agent shall give notice thereof to the Lenders. The Administrative Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the
                                             --------
Administrative Agents shall have received such directions, the Administrative Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as they shall deem advisable and in the best interests of the Lenders.

          10.6  Non-Reliance on Administrative Agents and Other Lenders.  Each
                -------------------------------------------------------
Lender expressly acknowledges that neither Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by either Administrative Agent hereinafter taken, including any review of the affairs of either Borrower, shall be deemed to constitute any representation or warranty by such Administrative Agent to any Lender. Each Lender represents to the Administrative Agents that it has, independently and without reliance upon either Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of either Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon either Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of any Loan Party. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agents hereunder, neither Administrative Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party which may come into the possession of such Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          10.7  Indemnification.  The Lenders agree to indemnify the
                ---------------
Administrative Agents in their respective capacities as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of either Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agents in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agents under or in connection with any of the foregoing; provided
                                                                        --------
that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from an Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

          10.8  Administrative Agents in Their Individual Capacity.  The
                --------------------------------------------------
Administrative Agents and their Affiliates may make loans to, accept deposits from and generally engage in any kind of business with either Borrower as though the Administrative Agents were not the Administrative Agents hereunder and under the other Loan Documents. With respect to the Loans made by it, each Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include such Administrative Agent in its individual capacity.

          10.9  Successor Administrative Agent.  Each Administrative Agent may
                ------------------------------
resign as Administrative Agent upon 15 Business Days' prior written notice to the Borrowers and the Lenders. If either Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent (provided that it shall have been approved by the Company), shall succeed to the rights, powers and duties of such Administrative Agent hereunder. Such resignation shall take effect upon the appointment of a successor agent. Effective upon such appointment and approval, the term "Administrative Agent" shall mean such successor agent, and such former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

                          SECTION 11.  MISCELLANEOUS

          11.1  Amendments and Waivers.  (a)  Neither this Agreement nor any
                ----------------------
other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Required Lenders may, or, with the written consent of the Required Lenders, the US Administrative Agent may, from time to time, (1) enter into with the Borrowers written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrowers hereunder or thereunder or (2) waive, on such terms and conditions as the Required Lenders or the Administrative Agents, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment,
              --------  -------
supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitments, in each case without the consent of each Lender affected thereby, or (ii) amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Required Lenders or consent to the assignment or transfer by either Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or release all or substantially all of the Collateral, in each case without the written consent of all the Lenders, or (iii) reduce the percentage specified in the definition of Required US$ Lenders or Required C$ Lenders without the written consent of all the US$ Lenders or C$ Lenders, respectively, or (iv) amend, modify or waive any provision of Section 10 without the written consent of the then Administrative Agents, or (v) amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts among the US$ Loans and the C$ Loans or the application of such prepayment amounts to the respective installments of principal under the respective US$ Loans and C$ Loans without the written consent of the Required US$ Lenders and the Required C$ Lenders; or (vi) subject to clause (i) of this proviso as it relates to reducing the amount or extending the scheduled date of maturity of any Loan or any installment thereof, amend, modify or waive any provision of (x) Section 2 without the written consent of the Required US$ Lenders or (y) Section 3 without the written consent of the Required C$ Lenders. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrowers, the Lenders, the Administrative Agents and all future holders of the Loans. In the case of any waiver, the Borrowers, the Lenders and the Administrative Agents shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          (b) If in connection with any proposed amendment, supplement, waiver or other modification of any of the provisions of this Agreement as contemplated by subsection 11.1(a), the consent of the Required Lenders or of all of the Lenders, as the case may be, for the relevant level of consent required, is not obtained, the Borrowers shall have the rights as follows. In matters requiring the consent of all Lenders or the consent of the Required Lenders, the Borrowers shall have the right to require any nonconsenting Lender to transfer or assign, in whole or in part, without recourse (in accordance with subsection 11.6) all or part of its interest, rights and obligations under this Agreement to another Person (provided that the relevant Borrower with the reasonable cooperation of such Lender identifies a Person which is ready, willing and able to be an Assignee with respect to thereto which shall assume such assigned obligations (which Assignee may be another Lender, if such Assignee Lender accepts such assignment); provided that (A) the Assignee shall have paid to such Lender in
             --------
immediately available funds an amount equal to the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder, including, without limitation, any amounts that would be owing under subsection 4.12 if such Loans were prepaid on the date of such assignment, and (B) such assignment of the Commitment of such Lender and prepayment of Loans does not conflict with any law, rule or regulation or order of any Governmental Authority. In cases where the consent referred to above is only with respect to the Required C$ Lenders or Required US$ Lenders, the foregoing provisions shall only apply to the Required C$ Lenders or Required US$ Lenders, as the case may be.

          11.2  Notices.  Unless otherwise expressly provided herein, all
                -------
notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrowers and the Administrative Agents, and as set forth in Schedule 1.1 in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:


     Company:       Pierce Leahy Corp.
                    631 Park Avenue
                    King of Prussia, PA  19406
                    Attention:  President
                    Fax: (610) 992-8394

     Canadian
     Borrower:      Pierce Leahy Command Company
                    195 Summerlea Road
                    Brampton, Canada, Ontario, L6T 4P6
                    Fax: (905) 792-2567
                         with a copy to:
                         --------------

                         Pierce Leahy Corp.
                         631 Park Avenue
                         King of Prussia, PA  19406
                         Attention:  President
                         Fax: (610) 992-8394

     US Administrative
     Agent:              Canadian Imperial Bank of Commerce,
                         New York Agency, Syndications
                         425 Lexington Avenue
                         New York, New York  10017
                         Attention: Aimee Evans
                         Fax: (212) 856-3763

                         with a copy to:
                         ---------------

                         CIBC Wood Gundy Securities Corp.
                         425 Lexington Avenue
                         New York, New York  10017
                         Attention:  Lorain Granberg
                         Fax: (212) 856-3558

     Canadian
     Administrative
     Agent:              Canadian Imperial Bank of Commerce,
                         Commerce Court West 7
                         Toronto, Ontario, Canada  N5L 1A2
                         Attention: Cindy Grenough
                         Fax: 416-980-5855

provided that any notice, request or demand to or upon the Administrative Agents
--------
or the Lenders pursuant to Section 2, 3 or 4 shall not be effective until received.

          11.3  No Waiver; Cumulative Remedies.  No failure to exercise and no
                ------------------------------
delay in exercising, on the part of either Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          11.4  Survival of Representations and Warranties.  All representations
                ------------------------------------------
and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          11.5  Payment of Expenses and Taxes.  The Company agrees (a) to pay or
                -----------------------------
reimburse each Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agents, (b) to pay or reimburse each Lender and each Administrative Agent for all of its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents following an Event of Default, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to each Administrative Agent, (c) to pay, indemnify, and hold each Lender and each Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay (other than delay caused by any Administrative Agent or Lender) in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any other documents prepared in connection herewith, and (d) to pay, indemnify, and hold each Lender and each Administrative Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, and performance of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of either Borrower, any of their Subsidiaries or any of their properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided that neither
                                                          --------
Borrower shall have any obligation hereunder to either Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of either Administrative Agent or any such Lender. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

          11.6  Successors and Assigns; Participations and Assignments.  (a)
                ------------------------------------------------------
This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Administrative Agents and their respective successors and assigns, except that neither Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender may, with the consent of the relevant Borrower and the relevant Administrative Agent (which in each case shall not be unreasonably withheld), in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such
           ------------
Lender, any Commitment of such Lender or any other
interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrowers and the Administrative Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement or any other Loan Document except for those specified in clauses (i) and (ii) of the proviso to subsection 11.1(a). Each Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such
                                  --------
participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 11.7(a) as fully as if it were a Lender hereunder. The Company also agrees that each Participant shall be entitled to the benefits of subsections 4.10, 4.11 and 4.12 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of subsection
                                    --------
4.11, such Participant shall have complied with the requirements of said subsection and provided, further, that no Participant shall be entitled to
               --------  -------
receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or, with the consent of the relevant Borrower and the relevant Administrative Agent (which in each case shall not be unreasonably withheld), to an additional bank or financial institution (an "Assignee") all or any part of its rights and obligations under this Agreement
---------
and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit I, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Company and the relevant Administrative Agent) and delivered to the relevant Administrative Agent for its acceptance and recording in the relevant Register, provided that, in the case of any such assignment to
                          --------
an additional bank or financial institution, the sum of the aggregate principal amount of the Loans and the aggregate amount of the Available US Commitment or Available Canadian Commitment, as the case may be, being assigned is equal to at least US$10,000,000 and C$10,000,000, respectively (or such lesser amount as may be agreed to by the relevant Borrower and the relevant Administrative Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and
(y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this subsection, the consent of either Borrower shall not be required, and, unless requested by the Assignee and/or the assigning Lender, new Notes shall not be required to be executed and delivered by the relevant Borrower, for any assignment which occurs at any time when any of the events described in subsection 9(f) shall have occurred and be continuing.

          (d) Each Administrative Agent, on behalf of the relevant Borrower shall maintain at the address of such Administrative Agent referred to in subsection 11.2 a copy of each Assignment and Acceptance delivered to it and a register (each a "Register") for the recordation of the names and addresses of
                  --------
the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agents and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Registers as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the relevant Register. The Registers shall be available for inspection by either Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the relevant Borrower and the relevant Administrative Agent) together with payment by the Assignee and/or the assigning Lender to the US Administrative Agent of a registration and processing fee of US$3,500, the US Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the relevant Borrower.

          (f) Each Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee
                                  ----------
approved by the Company any and all financial information in such Lender's possession concerning such Borrower and its Subsidiaries which has been delivered to such Lender by or on behalf of such Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of such Borrower in connection with such Lender's credit evaluation of such Borrower and its Subsidiaries prior to becoming a party to this Agreement; provided that
                                                              --------
such Transferee or prospective Transferee agrees to be bound by the provisions of subsection 11.16.

          (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          11.7  Adjustments; Set-off.  (a)  If any Lender (a "benefitted
                --------------------                          ----------
Lender") shall at any time receive any payment of all or part of its Loans which
------
shall have been made under either Commitment, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in subsection 9(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans made under such Commitment, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders which hold Loans made under such Commitment; provided, however, that if all or
                                             --------  -------
any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to either Borrower, any such notice being expressly waived by such Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by such Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of such Borrower. Each Lender agrees promptly to notify the relevant Borrower and the relevant US Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give
                                             --------
such notice shall not affect the validity of such set-off and application.

          11.8  Counterparts.  This Agreement may be executed by one or more of
                ------------
the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with each Borrower and each Administrative Agent.

          11.9  Severability.  Any provision of this Agreement which is
                ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11.10  Integration.  This Agreement and the other Loan Documents
                 -----------
represent the agreement of the Borrowers, the Administrative Agents and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by either Administrative Agent, either Borrower or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          11.11  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
                 -------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          11.12  Submission To Jurisdiction; Waivers.  Each Borrower hereby
                 -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Borrower at its address set forth in subsection 11.2 or at such other address of which the Administrative Agents shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

          11.13  Foreign Currency Judgments.  (a)  If, for the purpose of
                 --------------------------
obtaining judgment in any court, it is necessary to convert a sum due hereunder in one currency into another currency, each Loan Party agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the relevant Lender (or agent acting on its behalf) or the relevant Administrative Agent could purchase the first currency with such other currency for the first currency on the Business Day immediately preceding the day on which final judgment is given.

          (b) The obligations of each Loan Party in respect of any sum due hereunder shall, notwithstanding any judgment in a currency (the "Judgment
                                                                  --------
Currency") other than that in which such sum is denominated in accordance with
--------
this Agreement (the "Agreement Currency"), be discharged only to the extent
                     ------------------
that, on the Business Day following receipt by any Lender (or agent acting on its behalf) (the "Applicable Creditor") of any sum adjudged to be so due in the
                  -------------------
Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss, provided that if the amount of the Agreement Currency so purchased exceeds the
--------
sum originally due to the Applicable Creditor, the Applicable Creditor agrees to remit such excess to such Loan Party. The obligations of each Loan Party and Lender contained in this subsection shall survive the termination of this Agreement and the payment of all amounts owing hereunder.

          11.14  Acknowledgements.  Each Borrower hereby acknowledges that:
                 ----------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) none of either Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrowers arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrowers and the Lenders.

          11.15  WAIVERS OF JURY TRIAL.  THE BORROWERS, THE ADMINISTRATIVE
                 ---------------------
AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          11.16  Confidentiality.  Each Lender agrees to keep confidential all
                 ---------------
non-public information provided to it by the Company or any of its Subsidiaries pursuant to this Agreement or any other Loan Document and to use such information solely for the purposes contemplated by this Agreement; provided
                                                                    --------
that nothing herein shall prevent any Lender from disclosing any such information (i) to either Administrative Agent or any other Lender, (ii) to any Transferee which receives such information having been made aware of the confidential nature thereof and which agrees to comply with the provisions of this subsection, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors who are advised of the confidential nature of such information, (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vi) which has been publicly disclosed other than in breach of this Agreement, or (vii) in connection with the exercise of any remedy hereunder.

          11.17  Conflicts.  In case of any conflict or inconsistency between
                 ---------
the provisions of this Agreement and the provisions of any other Loan Document, the provisions of this Agreement shall control.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              PIERCE LEAHY CORP.


                              By: /s/ Joseph P. Linaugh
                                 -----------------------------------------------
                                Title: Vice President


                              PIERCE LEAHY COMMAND COMPANY


                              By: /s/ Joseph P. Linaugh
                                 -----------------------------------------------
                                Title: Vice President


                              CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK
                              AGENCY,
                              as US Administrative Agent and US$ Lender



                              By: /s/ Lorain Granberg
                                 -----------------------------------------------
                                Title: Director, CIBC Wood Gundy
                                       Securities Corp. AS AGENT

                              BANK OF IRELAND GRAND CAYMAN
                              as a Lender

                              By:   /s/ Paddy Dowling
                                   ---------------------------------------------
                                   Title: Account Manager


                              CREDIT LYONNAIS NEW YORK BRANCH
                              as a Lender

                              By:   /s/ Attila Koc
                                   ---------------------------------------------
                                    Title: Vice President


                              FLEET NATIONAL BANK
                              as a Lender

                              By:   /s/ Kevin P. Cronin
                                   ---------------------------------------------
                                   Title: Senior Vice President


                              THE FIRST NATIONAL BANK OF MARYLAND
                              as a Lender

                              By:   /s/ John C. Acker
                                   ---------------------------------------------
                                   Title: Assistant Vice President


                              HELLER FINANCIAL
                              as a Lender

                              By:   /s/ Joann L. Holman
                                   ---------------------------------------------
                                   Title: Assistant Vice President


                              STATE STREET BANK AND TRUST COMPANY
                              as a Lender

                              By:   /s/ Hamilton H. Wood, Jr.
                                   ---------------------------------------------
                                   Title: Vice President


                              THE BANK OF NEW YORK
                              as a Lender

                              By:   /s/ Walter C. Parelli
                                   ---------------------------------------------
                                   Title: Assistant Vice President

                                                                     EXHIBIT A-1
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                              [FORM OF US$ NOTE]



$_________                                                    New York, New York
                                                              ________ ___, 1996



          FOR VALUE RECEIVED, the undersigned, PIERCE LEAHY CORP., a New York corporation (the "Borrower"), hereby unconditionally promises to pay to the
                  --------
order of ________________ (the "Lender") at the office of Canadian Imperial Bank
                                ------
of Commerce, New York Agency, located at 425 Lexington Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of (a) ________________ US DOLLARS (US$__________), or, if less, (b) the aggregate unpaid principal amount of all US$ Loans made by the US$ Lender to the Borrower pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 4.5 of such Credit Agreement.

          The holder of this US$ Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each US$ Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the
                                  ----- -----
information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such US$ Loan.

          This US$ Note (a) is one of the US$ Notes referred to in the Credit Agreement dated as of August 13, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the
                                 ----------------
Canadian Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and Canadian Imperial Bank of Commerce, New York Agency as US administrative agent and Canadian Imperial Bank of Commerce, as Canadian administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This US$ Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this US$ Note in respect thereof.

          In case an Event of Default shall occur and be continuing, all amounts then remaining unpaid on this US$ Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest and all other notices of any kind.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS US$ NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                       PIERCE LEAHY CORP.



                                       By: ________________________________

                                       Name: ______________________________

                                       Title: _____________________________



                                 US$ Note
                                 --------

                                                                      Schedule A
                                                                     to US$ Note
                                                                     -----------


             LOANS, CONVERSIONS AND REPAYMENTS OF Base Rate LOANS

------------------------------------------------------------------------------------------------------------------------------------

                                 Amount                                  Amount of Base Rate
       Amount of Base Rate    Converted to      Amount of Principal of   Loans Converted to    Unpaid Principal Balance    Notation
Date        Loans            Base Rate Loans    Base Rate Loans Repaid    Eurodollar Loans        of Base Rate Loans        Made By

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                                                      Schedule B
                                                                     to US$ Note
                                                                     -----------


     LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Interest Period and        Amount of Principal      Amount of Eurodollar
            Amount of         Amount Converted       Eurodollar Rate with       of Eurodollar Loans       Loans Converted to
Date    Eurodollar Loans     to Eurodollar Loans        Respect Thereto               Repaid                Base Rate Loans
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
       Unpaid Principal
     Balance of Eurodollar     Notation
Date        Loans              Made By
---------------------------------------------------------
---------------------------------------------------------


---------------------------------------------------------


---------------------------------------------------------


---------------------------------------------------------


---------------------------------------------------------


---------------------------------------------------------


---------------------------------------------------------


---------------------------------------------------------


---------------------------------------------------------


---------------------------------------------------------


---------------------------------------------------------


---------------------------------------------------------


---------------------------------------------------------


----------------------------------------------------------


----------------------------------------------------------

                                                                     EXHIBIT A-2
                                                             TO CREDIT AGREEMENT
                                                             -------------------

                               [FORM OF C$ NOTE]



C$___________                                                 New York, New York
                                                       _______________ ___, 1996



     FOR VALUE RECEIVED, the undersigned, PIERCE LEAHY COMMAND COMPANY, (the "Canadian Borrower"), hereby unconditionally promises to pay to the order of
------------------
________________ (the "Lender") at the office of Canadian Imperial Bank of
                       ------
Commerce, located at Commerce Court West 7, Toronto, Canada, N5L 1A2, in lawful money of Canada and in immediately available funds, on the Termination Date the principal amount of (a) ________________ CANADIAN DOLLARS (C$__________), or, if less, (b) the aggregate unpaid principal amount of all C$ Loans made by the Lender to the Canadian Borrower pursuant to subsection 3.1 of the Credit Agreement, as hereinafter defined. The Canadian Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections
4.5 of such Credit Agreement.

     The holder of this C$ Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each C$ Prime Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to a Bankers Acceptance. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The
           ----- -----
failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such C$ Prime Loan.

     This C$ Note (a) is one of the C$ Notes referred to in the Credit Agreement dated as of August 13, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Pierce Leahy Corp., the Canadian
                   ----------------
Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and Canadian Imperial Bank of Canada, New York Agency, as US administrative agent and Canadian Imperial Bank of Canada, as Canadian administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This C$ Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this C$ Note in respect thereof.

     In case an Event of Default shall occur and be continuing, all amounts then remianing unpaid on this C$ Note shall become, or may be be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     The Canadian Borrower hereby waives presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS C$ NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                             PIERCE LEAHY COMMAND COMPANY



                                             By:________________________________

                                             Name:______________________________

                                             Title:_____________________________



                                    C$ Note
                                    -------

                                                                      Schedule A
                                                                      to C$ Note
                                                                      ----------


             LOANS, CONVERSIONS, AND REPAYMENTS OF C$ PRIME LOANS

------------------------------------------------------------------------------------------------------------------------------------
                               Amount                                     Amount of C$ Prime
       Amount of C$ Prime    Converted to    Amount of Principal of C$    Loans Converted to   Unpaid Principal Balance  Notation
Date         Loans          C$ Prime Loans      Prime Loans Repaid       Bankers' Acceptance    of C$ Prime Loans        Made By
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                      Schedule B
                                                                      to C$ Note
                                                                      ----------


      REFUNDINGS, CONVERSIONS AND REIMBURSEMENTS OF BANKERS' ACCEPTANCES

------------------------------------------------------------------------------------------------------------------------------------
          Amount of                                                  Amount of Bankers'
          Purchased      Amount Converted     Amount of Bankers'       Acceptances           Unpaid Principal
           Bankers'        to Bankers'          Acceptances           Converted to C$       Balance of Bankers'    Notation
Date     Acceptances       Acceptances          Reimbursed             Prime Loans              Acceptances         Made By
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                    EXHIBIT D TO
                                                                CREDIT AGREEMENT
                                                                ----------------

================================================================================


                  US GLOBAL GUARANTEE AND SECURITY AGREEMENT

                                    made by

                              PIERCE LEAHY CORP.,

                  certain of its Affiliates and Subsidiaries

                                      and

                               its Shareholders

                                  in favor of

             CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY,
                          as US Administrative Agent

                          Dated as of August 13, 1996


================================================================================

                               TABLE OF CONTENTS
                               -----------------


                                                                             Page
                                                                             ----
SECTION 1.  DEFINED TERMS....................................................   2
     1.1  Definitions                                                           2
     1.2  Other Definitional Provisions......................................   5

SECTION 2.  GUARANTEE........................................................   6
     2.1  Guarantee                                                             6
     2.2  Right of Contribution..............................................   7
     2.3  No Subrogation.....................................................   7
     2.4  Amendments, etc. with respect to the Guarantor Obligations.........   7
     2.5  Guarantee Absolute and Unconditional...............................   8
     2.6  Reinstatement......................................................   9
     2.7  Payments                                                              9

SECTION 3.  GRANT OF SECURITY INTEREST.......................................   9
     3.1  Security Interests from Guarantors.................................   9
     3.2  Security Interests from Shareholders...............................  10

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF GUARANTORS.....................  10
     4.1  Representations....................................................  10
     4.2  Title; No Other Liens..............................................  12
     4.3  Perfected Liens....................................................  12
     4.4  Chief Executive Office.............................................  12
     4.5  Inventory and Equipment............................................  12
     4.6  Farm Products......................................................  12
     4.7  Pledged Securities.................................................  12
     4.8  Receivables........................................................  13
     4.9  Intellectual Property..............................................  13
     4.10  Vehicles                                                            13

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS...................  13
     5.1  Shareholders' Representations......................................  13
     5.2  Title; No Other Liens..............................................  14
     5.3  Perfected Liens....................................................  14
     5.4  Residence..........................................................  15
     5.5  Pledged Securities.................................................  15

SECTION 6.  COVENANTS OF GUARANTORS..........................................  15
     6.1  Covenants in Credit Agreement......................................  15
     6.2  Delivery of Instruments and Chattel Paper..........................  15
     6.3  Maintenance of Insurance...........................................  16
     6.4  Maintenance of Perfected Security Interest; Further Documentation..  16

                                                                             Page
                                                                             ----
     6.6  Notices............................................................  17
     6.7  Pledged Securities.................................................  17
     6.8  Receivables........................................................  18
     6.9  Intellectual Property..............................................  19

SECTION 7.  COVENANTS OF SHAREHOLDERS........................................  19
     7.1  Covenants in Credit Agreement......................................  20
     7.2  Maintenance of Perfected Security Interest; Further Documentation..  20
     7.3  Changes in Locations, Name, etc....................................  20
     7.4  Notices............................................................  20
     7.5  Pledged Securities.................................................  21

SECTION 8.  REMEDIAL PROVISIONS..............................................  22
     8.1  Certain Matters Relating to Receivables............................  22
     8.2  Communications with Obligors; Guarantors Remain Liable.............  22
     8.3  Pledged Stock......................................................  23
     8.4  Proceeds to be Turned Over To US Administrative Agent..............  24
     8.5  Application of Proceeds............................................  24
     8.6  Code and Other Remedies............................................  24
     8.7  Registration Rights................................................  25
     8.8  Waiver; Deficiency.................................................  27

SECTION 9.  THE US ADMINISTRATIVE AGENT......................................  27
     9.1  US Administrative Agent's Appointment as Attorney-in-Fact, etc.....  27
     9.2  Duty of Administrative Agent.......................................  29
     9.3  Execution of Financing Statements..................................  29
     9.4  Authority of Administrative Agent..................................  29

SECTION 10.  MISCELLANEOUS...................................................  29
     10.1  Amendments in Writing.............................................  29
     10.2  Notices...........................................................  30
     10.3  No Waiver by Course of Conduct; Cumulative Remedies...............  30
     10.4  Enforcement Expenses; Indemnification.............................  30
     10.5  Successors and Assigns............................................  31
     10.6  Set-Off...........................................................  31
     10.7  Counterparts......................................................  31
     10.8  Severability......................................................  31
     10.9  Section Headings..................................................  31
     10.10  Integration......................................................  31
     10.11  GOVERNING LAW....................................................  32
     10.12  Submission To Jurisdiction; Waivers..............................  32
     10.13  Acknowledgements.................................................  32
     10.14  WAIVER OF JURY TRIAL.............................................  33
     10.15  Additional Grantors; Pledged Stock...............................  33
     10.16  Releases.........................................................  33

                                                                            Page
                                                                            ----

SCHEDULES:

Schedule 1    Notice Addresses of Grantors
Schedule 2    Description of Pledged Securities
Schedule 3    Filings and Other Actions Required to Perfect Security Interests
Schedule 4    Location of Jurisdiction of Organization and Chief Executive
              Office
Schedule 5    Location of Inventory and Equipment
Schedule 6    Copyrights, Patents and Trademarks
Schedule 7    Vehicles
Schedule 8    Existing Prior Liens

                                    FORM OF
                   US GLOBAL GUARANTEE AND SECURITY AGREEMENT


          US GLOBAL GUARANTEE AND SECURITY AGREEMENT, dated as of August 13, 1996, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of
                                                        --------
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as US administrative agent (in such capacity, the "US Administrative Agent") for the banks and other
                        -----------------------
financial institutions (the "Lenders") from time to time parties to the Credit
                             -------
Agreement, dated as of August 13, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among PIERCE LEAHY CORP., a
                                 ----------------
New York corporation (the "Company"), PIERCE LEAHY COMMAND COMPANY, a company
                           -------
organized under the laws of the Province of Nova Scotia (the"Canadian Borrower",
                                                             -----------------
and together with the Company, the "Borrowers"), the Lenders, the US
                                    ---------
Administrative Agent and the Canadian Administrative Agent named therein (together with the US Administrative Agent, the "Administrative Agents").
                                                 ---------------------


                              W I T N E S S E T H:
                              -------------------


          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

          WHEREAS, each Borrower is a member of an affiliated group of companies that includes each other Guarantor or entities owned by such Grantor;

          WHEREAS, each Borrower and each such Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the US Administrative Agent for the benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the US Administrative Agent, for the benefit of the Lenders, as follows:

                                 SECTION 1.  DEFINED TERMS

          1.1  Definitions.  (a)  Unless otherwise defined herein, terms defined
               -----------
in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, Instruments and Inventory.

          (b)  The following terms shall have the
following meanings:

          "Agreement":  this US Global Guarantee and Security Agreement, as the
           ---------
     same may be amended, supplemented or otherwise modified from time to time.

          "Canadian Borrower Obligations":  the collective reference to the
           -----------------------------
     unpaid principal of and interest on the C$ Loans and all other obligations and liabilities of the Canadian Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the C$ Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Canadian Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to either Administrative Agent or any Canadian Lender (or, in the case of any Interest Rate Protection Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, or any Interest Rate Protection Agreement entered into by the Canadian Borrower with any Lender (or any Affiliate of any Lender) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise with respect to the foregoing (including, without limitation, all fees and disbursements of counsel to either Administrative Agent or to the Lenders that are required to be paid by the Canadian Borrower pursuant to the terms of any of the foregoing agreements).

          "Code":  the Uniform Commercial Code as from time to time in effect in
           ----
     the State of New York.

          "Collateral":  collectively, the Guarantor Collateral and the
           ----------
     Shareholder Collateral.

          "Collateral Account":  any collateral account established by the US
           ------------------
     Administrative Agent as provided in Section 8.1 or 8.4.

          "Company Obligations":  the collective reference to the unpaid
           -------------------
     principal of and interest on the US$ Loans and all other obligations and liabilities of the Company (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the US$ Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to either Administrative Agent or any US$ Lender (or, in the case of any Interest Rate Protection Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement (including, without limitation, pursuant to the guarantee by the Company of the Canadian Borrower Obligations provided for in Section 2 hereof), the other Loan Documents, or any Interest Rate Protection Agreement entered into by the Borrower with any Lender (or any Affiliate of any Lender) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to either Administrative Agent or to the Lenders that are required to be paid by the Company pursuant to the terms of any of the foregoing agreements).

          "Copyrights":  (i) all copyrights owned by a Guarantor (including,
           ----------
     without limitation, those listed in Schedule 6), all registration and
                                         ----------
     recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) all renewals thereof.

          "General Intangibles":  all "general intangibles" as such term is
           -------------------
     defined in Section 9-106 of the Uniform Commercial Code in effect in the State of New York on the date hereof.

          "General Partners":  (i) PLC Command I, Inc., a Pennsylvania
           ----------------
     corporation, in its capacity as the general partner of PLC Command I, L.P., and (ii) PLC Command II, Inc., a Pennsylvania corporation, in its capacity as the general partner of PLC Command II, L.P.

          "Guarantor Collateral":  as defined in subsection 3.1.
           --------------------

          "Guarantor Obligations":  with respect to any Guarantor, the
           ---------------------
     collective reference to (i) (x) with respect to the Company, the Canadian Borrower Obligations and (y) with respect to any other Guarantor, the Company Obligations and (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise relating thereto (including, without limitation, all fees and disbursements of counsel to either Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

          "Guarantors":  the collective reference to the Company, each General
           ----------
     Partner, the Limited Partnerships and each other Domestic Subsidiary of the Company.

          "Intellectual Property":  the collective reference to the Copyrights,
           ---------------------
     the Patents, and the Trademarks.

          "Intercompany Note":  any promissory note evidencing loans made by any
           -----------------
     Guarantor to the Company or any of its Domestic Subsidiaries.

          "Interest Rate Protection Agreement":  any interest rate protection
           ----------------------------------
     agreement, interest rate future, interest rate option, interest rate cap or collar or other interest rate hedge arrangement, to or under which the Company or any of its Subsidiaries is a party or a beneficiary.

          "Issuers":  the collective reference to the Persons identified on
           -------
     Schedule 2 as the issuers of the Pledged Securities.
     ----------

          "Limited Partnerships":  (i) PLC Command I, L.P., a Pennsylvania
           --------------------
     limited partnership, and (ii) PLC Command II, L.P., a Pennsylvania limited partnership.

          "Obligations":  (i) in the case of each Guarantor other than the
           -----------
     Company, its Guarantor Obligations, (ii) in the case of the Company, its Guarantor Obligations and the Company Obligations and (iii) in the case of each Shareholder, the Company Obligations.

          "Patents":  (i) all letters patent of a Guarantor issued by the United
           -------
     States or any other country, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) all applications for letters
                              ----------
     patent of a Guarantor issued by the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6.
                                                             ----------

          "Pledged Notes":  all promissory notes listed on Schedule 2, all
           -------------                                   ----------
     Intercompany Notes at any time issued to any Guarantor and all other promissory notes issued to or held by any Guarantor (other than promissory notes issued in connection with extensions of trade credit by any Guarantor in the ordinary course of business).

          "Pledged Securities":  the collective reference to (i) the Pledged
           ------------------
     Stock, (ii) the Pledged Notes and (iii) any and all partnership interests (including any and all general partnership interests) any Grantor may hold in either Borrower or any of its

     Domestic Subsidiaries, as set forth in Schedule 2 attached hereto
                                            ----------
     including, without limitation, all of such Grantor's rights to properties, assets, and partnership interests under their respective Partnership Agreements, including, without limitation, any liquidating distributions, in respect of such partnership interest.

          "Pledged Stock":  with respect to each Grantor, the shares of Capital
           -------------
     Stock of such Grantor listed on Schedule 2, together with any other shares,
                                     ----------
     stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Issuer that may be issued or granted to, or held by, such Grantor while this Agreement is in effect.

          "Proceeds":  all "proceeds" as such term is defined in Section 9-
           --------
     306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof.

          "Receivable":  any right to payment for goods sold or leased or for
           ----------
     services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "Securities Act":  the Securities Act of 1933, as amended.
           --------------

          "Shareholder Collateral":  as defined in Section 3.2.
           ----------------------

          "Shareholders":  each shareholder of the Company listed on Schedule
           ------------                                              --------
     2(c).
     ----

          "Trademarks":  (i) all trademarks, trade names, corporate names,
           ----------
     company names, business names, fictitious business names, trade styles, service marks, logos and other source of business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) all renewals thereof.
        ----------

          "Vehicles":  all cars, trucks, trailers, construction and earth moving
           --------
     equipment and other vehicles owned by a Guarantor (with purchase price in excess of US $50,000) and covered by a certificate of title law of any state and, in any event including, without limitation, the vehicles listed on Schedule 7 and all tires and other
        ----------
     appurtenances to any of the foregoing.

          1.2  Other Definitional Provisions.  (a)  The words "hereof,"
               -----------------------------
"herein," "hereto," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.


                             SECTION 2.  GUARANTEE

          2.1  Guarantee.  (a)(i)  The Company hereby, unconditionally and
               ---------
irrevocably, guarantees to the US Administrative Agent, for the benefit of the C$ Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Canadian Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Canadian Borrower Obligations, and (ii) each of the Guarantors other than the Company hereby, jointly and severally, unconditionally and irrevocably, guarantees to the US Administrative Agent, for the benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Company Obligations.

          (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor (other than the Company) hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

          (c) Each Guarantor agrees that the Company Obligations or the Canadian Borrower Obligations, as the case may be, may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the US Administrative Agent or any Lender hereunder.

          (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Company Obligations and the Canadian Borrower Obligations, and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Bankers' Acceptance shall be outstanding, and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement either Borrower may be free from any Company Obligations or Canadian Borrower Obligations, as the case may be.

          (e) No payment made by either Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the US Administrative Agent or any Lender from either Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Company Obligations or the Canadian Borrower Obligations, as the case may be, shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Company Obligations or the Canadian Borrower Obligations or any payment received or collected from such Guarantor in respect of the Company Obligations or Canadian Borrower Obligations, as the case may be), remain liable for the Company Obligations or the Canadian Borrower Obligations, as the case may be, up to the maximum liability of such Guarantor hereunder until the Company Obligations and the Canadian Borrower Obligations are paid in full, no Bankers' Acceptance shall be outstanding, and the Commitments are terminated.

          2.2  Right of Contribution.  Each Guarantor (other than the Company)
               ---------------------
hereby agrees that to the extent that a Guarantor (other than the Company) shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the US Administrative Agent and the US$ Lenders or C$ Lenders, as the case may be, and each Guarantor shall remain liable to the US Administrative Agent and the US$ Lenders or C$ Lenders, as the case may be, for the full amount guaranteed by such Guarantor hereunder.

          2.3  No Subrogation.  Notwithstanding any payment made by any
               --------------
Guarantor hereunder or any set-off or application of funds of any Guarantor by the US Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the US Administrative Agent or any US$ Lender or C$ Lender, as the case may be, against the Company or the Canadian Borrower, as the case may be, or any other Guarantor or any collateral security or guarantee or right of offset held by the US Administrative Agent or any US$ Lender or C$ Lenders, as the case may be, for the payment of the Company Obligations or the Canadian Borrower Obligations, as the case may be, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the relevant Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the US Administrative Agent and the US$ Lenders or the C$ Lenders, as the case may be, by the relevant Borrower on account of the Company Obligations or the Canadian Borrower Obligations, as the case may be, are paid in full, no Bankers' Acceptance shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Company Obligations or the Canadian Borrower Obligations, as the case may be, shall not have been paid in full, such amount shall be held by such Guarantor in trust for the US Administrative Agent and the US$ Lenders or the C$ Lenders, as the case may be, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the US Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the US Administrative Agent, if required), to be applied against the Company Obligations, or the Canadian

Borrower Obligations, as the case may be, whether matured or unmatured, in such order as the US Administrative Agent may determine.

          2.4  Amendments, etc. with respect to the Guarantor Obligations.  Each
               ----------------------------------------------------------
Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Company Obligations or the Canadian Borrower Obligations, as the case may be, made by the US Administrative Agent or any Lender may be rescinded by the US Administrative Agent or such Lender and any of the Company Obligations or the Canadian Borrower Obligations, as the case may be, may be continued, and the Company Obligations, the Canadian Borrower Obligations or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the US Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the US Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the US Administrative Agent or any Lender for the payment of the Company Obligations or the Canadian Borrower Obligations, as the case may be, may be sold, exchanged, waived, surrendered or released. Neither the US Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Company Obligations, the Canadian Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except as provided in Section 9.2.

          2.5  Guarantee Absolute and Unconditional.  Each Guarantor waives any
               ------------------------------------
and all notice of the creation, renewal, extension or accrual of any of the Company Obligations or the Canadian Borrower Obligations, as the case may be, and notice of or proof of reliance by the US Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Company Obligations, the Canadian Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between either Borrower and any of the Guarantors, on the one hand, and the US Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon either Borrower or any of the Guarantors with respect to the Company Obligations or the Canadian Borrower Obligations, as the case may be. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Company Obligations or the Canadian Borrower Obligations, as the case may be, or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the US Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by either Borrower against the US Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of either Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of either Borrower for the Company Obligations or the Canadian Borrower Obligations, as the case may be, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the US Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against either Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Company Obligations or the Canadian Borrower Obligations, as the case may be, or any right of offset with respect thereto, and any failure by the US Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from either Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of either Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the US Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          2.6  Reinstatement.  The guarantee contained in this Section 2 shall
               -------------
continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Company Obligations or the Canadian Borrower Obligations is rescinded or must otherwise be restored or returned by the US Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, either Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          2.7  Payments.  Each Guarantor hereby guarantees that payments
               --------
hereunder will be paid to the US Administrative Agent without set-off or counterclaim in Dollars at the office of the US Administrative Agent located at 425 Lexington Avenue, New York, New York 10017.

                     SECTION 3.  GRANT OF SECURITY INTEREST

          3.1  Security Interests from Guarantors.  Each Guarantor hereby grants
               ----------------------------------
to the US Administrative Agent, for the benefit of the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Guarantor or in which such Guarantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Guarantor Collateral"), as collateral security for
                             --------------------
the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Guarantor's Obligations:

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Documents;

          (d)  all Equipment;

          (e)  all General Intangibles;

          (f)  all Instruments;

          (g)  all Intellectual Property;

          (h)  all Inventory;

          (i)  all Pledged Securities;

          (j)  all Vehicles; and

          (k)  all books and records pertaining to the Guarantor Collateral; and

          (l) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing (except to the extent the creation of such Lien would cause a breach or termination of such collateral security or guarantees under the terms thereof and of any applicable law).

          3.2  Security Interests from Shareholders.  Each Shareholder
               -------------------------------------
hereby assigns and transfers to the US Administrative Agent, for the ratable benefit of the US$ Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Shareholder or in which such Shareholder now has or at any time in the future may acquire any right, title or interest (collectively, the "Shareholder Collateral"), as
                                             ----------------------
collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Shareholder's Obligations:

          (a)  all Pledged Securities; and

          (b) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

           SECTION 4.  REPRESENTATIONS AND WARRANTIES OF GUARANTORS


          To induce the Administrative Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the applicable Borrower thereunder, each Guarantor hereby represents and warrants severally, not jointly, to each Administrative Agent and each Lender that:

          4.1  Representations.  (a)  General Partners' Representations.  (i)
               ---------------        ---------------------------------
Each General Partner (w) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (x) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (y) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to qualify could not reasonably be expected to have a Material Adverse Effect and (z) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (ii) Each General Partner has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the General Partner is a party, except for any filings required to perfect the Liens created hereby. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of such General Partner. This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of such General Partner enforceable against such General Partner in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (iii) Each General Partner has the right, subject to the terms and provisions of its Partnership Agreement, the Credit Agreement and the other Loan Documents (x) to vote its Pledged Securities and (y) to pledge and grant a security interest in all or any of its Pledged Securities.

          (iv) The execution, delivery and performance of the Loan Documents to which each General Partner is a party will not violate any Requirement of Law or material Contractual Obligation of such General Partner and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than pursuant to this Agreement or the Loan Documents).

          (v) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of each General Partner, threatened by or against such General Partner or against any of its properties or revenues (x) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (y) which could reasonably be expected to have a Material Adverse Effect.

          4.2  Title; No Other Liens.  Except for the security interest granted
               ---------------------
to the US Administrative Agent for the benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Guarantor owns each item of the Guarantor Collateral, free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the US Administrative Agent, for the benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement.

          4.3  Perfected Liens.  The security interests granted pursuant to this
               ---------------
Agreement (a) (i) upon giving of appropriate notices pursuant to Article 8 of the Code in the form of Annexes 2 and 3 to this Agreement with respect to each
                        ---------     -
partnership interest and (ii) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents
             ----------
referred to on said Schedule, have been delivered to the US Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Guarantor Collateral in favor of the US Administrative Agent, for the benefit of the Lenders, as collateral security for such Guarantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Guarantor and any Persons purporting to purchase any Collateral from such Guarantor and (b) will be prior to all other Liens on the Guarantor Collateral in existence on the date hereof except for Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

          4.4  Chief Executive Office.  On the date hereof, such Guarantor's
               ----------------------
jurisdiction of organization and the location of such Guarantor's chief executive office or, if such Guarantor has only one place of business, such place of business are specified on Schedule 4.
                                   ----------

          4.5  Inventory and Equipment.  On the date hereof, the Inventory and
               -----------------------
the Equipment (other than mobile goods) of the Guarantors are kept at the locations listed on Schedule 5.
                    ----------

          4.6  Farm Products.  None of the Collateral constitutes, or is the
               -------------
Proceeds of, Farm Products.

          4.7  Pledged Securities.  (a)  The Pledged Securities of each Issuer
               ------------------
pledged by such Guarantor constitutes (i) all the issued and outstanding shares of all classes of the Capital Stock of each domestic Issuer owned by such Guarantor and (ii) 65% of the issued and outstanding shares of the voting class of Capital Stock and all of the non-voting class of Capital Stock of each foreign Issuer owned by such Guarantor.

          (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

          (c) Such Guarantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement or any of the Loan Documents.

          (d) None of the Pledged Securities are evidenced by any certificates or other instruments which have not been delivered to the US Administrative Agent, and none of the Partnership Agreements make any provision for the issuance of any such certificates or instruments.

          (e) None of the Pledged Securities are subject to any options to purchase or similar rights, except as provided in the Corporate Buy/Sell Agreement.

          (f) There are no restrictions, other than those contained in the Partnership Agreements, the Credit Agreement, the Corporate Buy/Sell Agreement and the other Loan Documents, upon any of the voting rights associated with, or the transfer of, any of the Pledged Securities.

          4.8  Receivables.  (a)  No amount payable to such Guarantor under or
               -----------
in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the US Administrative Agent.

          (b) The amounts represented by such Guarantor to the Lenders from time to time as owing to such Guarantor in respect of the Receivables will at such times be accurate in all material respects.

          4.9  Intellectual Property.  Schedule 6 lists all Intellectual
               ---------------------   ----------
Property owned by such Guarantor in its own name on the date hereof.

          4.10  Vehicles.   Schedule 7 is a complete and correct list of all
                --------    ----------
Vehicles owned by such Guarantor on the date hereof.


           SECTION 5.  REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

               To induce the US Administrative Agent and the US$ Lenders to enter into the Credit Agreement and to induce the US$ Lenders to make their respective extensions of credit to the Company thereunder, each Shareholder hereby represents and warrants severally, not jointly, to the US Administrative Agent and each US$ Lender that:

          5.1  Shareholders' Representations.
               -----------------------------

          (a) Each Shareholder signing this Agreement in his or her capacity as a custodian represents and warrants that he or she has the legal right, power and authority to pledge such shares as to which he or she is a custodian (the "Custodial Shares") and that he or she has the power to
                     ----------------
     execute and deliver all written instruments, covenants or agreements of any duration which are necessary to carry out his or her powers to pledge as a custodian.

          (b) Such Shareholder is, or at the time when pledged hereunder will be, the legal, record and beneficial owner of, except that the beneficial owners of the Custodial Shares are the beneficiaries of such custodial arrangements, and has good and marketable title to, all Pledged Securities pledged by it hereunder.

          (c) Such Shareholder has the full personal power, authority and legal right to pledge all the Pledged Securities pursuant to this Agreement, and this Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes a legal, valid and binding obligation of such Shareholder enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (whether considered in a proceeding in law or at equity) and an implied covenant of good faith and fair dealing.

          (d) Except to the extent already obtained, no consent of any other party (including, without limitation, any creditor of such Shareholder) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority is required to be obtained by such Shareholder in connection with the execution, delivery or performance of this Agreement.

          (e) The execution, delivery and performance of this Agreement will not violate any Requirement of Law or material Contractual Obligation to which such Shareholder is a party or which purports to be binding upon such Shareholder or upon any of its assets and will not result in the creation or imposition of any Lien on any of the assets of such Shareholder except as contemplated by this Agreement.

          5.2  Title; No Other Liens.  Except for the security interest granted
               ---------------------
to the US Administrative Agent for the benefit of the US$ Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Shareholder owns each item of the Shareholder Collateral free and clear of any and all Liens or claims of others.

          5.3  Perfected Liens.  The security interests granted pursuant to this
               ---------------
Agreement upon completion of the actions specified on Schedule 3 will constitute
                                                      ----------
valid,
perfected security interests in the Shareholder Collateral of such Shareholder, in favor of the US Administrative Agent, for the benefit of the Lenders, as collateral security for such Shareholder's Obligations, enforceable in accordance with the terms hereof against all creditors of such Shareholder and any Persons purporting to purchase any Shareholder Collateral from such Shareholder and are prior to all other Liens on such Shareholder Collateral in existence on the date hereof except for Liens permitted by the Credit Agreement which have priority over the Liens on such Shareholder Collateral by operation of law.

          5.4  Pledged Securities.  (a)  The Pledged Securities of the Company
               ------------------
pledged by such Shareholder constitutes all the issued and outstanding shares of all classes of the Capital Stock of the Company owned by such Shareholder.

          (b) All the shares of the Pledged Stock of such Shareholder have been duly and validly issued and are fully paid and nonassessable.

          (c) The Pledged Securities pledged by such Shareholder hereunder, are free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement or any of the Loan Documents.

          (d) None of the Pledged Securities of such Shareholder are evidenced by any certificates or other instruments which have not been delivered to the US Administrative Agent.

          (e) None of the Pledged Securities of such Shareholder are subject to any options to purchase or similar rights, except as provided in the Corporate Buy/Sell Agreement.

          (f) There are no restrictions, other than those contained in the Credit Agreement, the Corporate Buy/Sell Agreement and the other Loan Documents, upon any of the voting rights associated with, or the transfer of, any of the Pledged Securities.


                      SECTION 6.  COVENANTS OF GUARANTORS

          Each Guarantor covenants and agrees with each Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Bankers' Acceptance shall be outstanding and the Commitments shall have terminated:

          6.1  Covenants in Credit Agreement.  Such Guarantor shall take, or
               -----------------------------
shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

          6.2  Delivery of Instruments and Chattel Paper.  If any amount payable
               -----------------------------------------
under or in connection with any of the Collateral shall be or become evidenced by any Instrument (other than checks acquired in the ordinary course of business) or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the US Administrative Agent, duly indorsed in a manner reasonably satisfactory to the US Administrative Agent, to be held as Collateral pursuant to this Agreement.

          6.3  Maintenance of Insurance.  (a)  Such Guarantor will maintain,
               ------------------------
with financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the US Administrative Agent and (ii) insuring such Guarantor, the US Administrative Agent and the Lenders against liability for personal injury and insuring against property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the US Administrative Agent.

          (b) All insurance maintained by the Guarantors shall (i) name the US Administrative Agent as insured party or loss payee, (ii) if reasonably requested by the US Administrative Agent, include a breach of warranty clause and (iii) be reasonably satisfactory in all other respects to the US Administrative Agent.

          (c) The Borrowers shall deliver to the US Administrative Agent such reports of a reputable insurance broker with respect to such insurance as the US Administrative Agent may from time to time reasonably request.

          6.4  Maintenance of Perfected Security Interest; Further
               ---------------------------------------------------
Documentation. (a) Such Guarantor shall not take any action inconsistent with maintaining the security interest created by this Agreement as a perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever.

          (b) Such Guarantor will furnish to the US Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the US Administrative Agent may reasonably request, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the US Administrative Agent, and at the sole expense of such Guarantor, such Guarantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the US Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

          6.5  Changes in Locations, Name, etc.  Such Guarantor will not, except
               --------------------------------
upon 15 days' prior written notice to the US Administrative Agent:

          (i) permit any material amount of the Inventory or Equipment to be kept at a location other than those listed on Schedule 5, as the same shall
                                                   ----------
     be supplemented from time to time, and those with respect to which financing statements and other documents reasonably requested by the US Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein shall have been filed;

          (ii) change the location of its chief executive office or, if such Guarantor has only one place of business, such sole place of business from that referred to in Section 4.4; or

          (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the US Administrative Agent in connection with this Agreement would become misleading.

Such Guarantor will deliver to the US Administrative Agent (a) all additional executed financing statements and other documents reasonably requested by the US Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) together with each set of financial statements delivered pursuant to subsection 7.1(a) and (b) of the Credit Agreement, a written supplement to Schedule 5 showing any additional
                                          ----------
location at which Inventory or Equipment shall be kept.

          6.6  Notices.  Such Guarantor will advise the US Administrative Agent
               -------
and the Lenders promptly, in reasonable detail, of:

          (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would materially adversely affect the ability of the US Administrative Agent to exercise any of its remedies hereunder; and

          (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

          6.7  Pledged Securities.  (a)  If such Guarantor shall become entitled
               ------------------
to receive or shall receive any certificate, instrument or other document (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Securities, such Guarantor shall accept the same as the agent of the US Administrative Agent and the Lenders, hold the same in trust for the US Administrative Agent and deliver the same forthwith to the US Administrative Agent in the exact form received, duly indorsed by such Guarantor to the US Administrative Agent, if required, together with an undated stock or bond power covering such certificate duly executed in blank by such Guarantor and with, if the US Administrative Agent so requests, signature guaranteed, to be held by the US Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the US Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the US Administrative Agent, be delivered to the US Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Guarantor, such Guarantor shall, until such money or property is paid or delivered to the US Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Guarantor, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the US Administrative Agent, such Guarantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer (except the issuance of options pursuant to the Company's Nonqualified Stock Option Plan and any option exercises thereunder), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement or the Corporate Buy/Sell Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement, any of the Loan Documents or the Corporate Buy/Sell Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Guarantor or the US Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof (except pursuant to any Loan Document or the Corporate Buy/Sell Agreement).

          (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the US Administrative Agent promptly in writing of the occurrence of any of the events described in Section 6.7(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 8.3(c) and 8.7 shall apply to it, mutatis mutandis, with respect to
                                              ------- --------
all actions that may be required of it pursuant to Section 8.3(c) or 8.7 with respect to the Pledged Securities issued by it.

          6.8  Receivables.  (a)  Other than in the ordinary course of business
               -----------
consistent with its past practice, such Guarantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

          (b) Such Guarantor will deliver to the US Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

          6.9  Intellectual Property.  (a)  Such Guarantor is the true and
               ---------------------
lawful owner of all rights to the Patents, Trademarks and Copyrights and such Patents, Trademarks and Copyrights constitute all of the United States Patents, Trademarks and Copyrights and applications for United States Patents, Trademarks and Copyrights that such Guarantor now owns. The Guarantor has no knowledge of any third party claim that any aspect of such Guarantor's present business operations or business operations contemplated as of the date hereof infringes or will infringe any patent, trademark or copyright.

          (b) Such Guarantor agrees, promptly upon learning thereof, to furnish the US Administrative Agent in writing all pertinent information available to such Guarantor with respect to any infringement, contributing infringement or active inducement to infringe in any material Patent or Trademark or to any claim that practice of any material Patent or Trademark violates any property right of a third party, or with respect to any misappropriation of any material Patent or Trademark. Such Guarantor agrees, absent direction from the US Administrative Agent to the contrary, to diligently prosecute any Person infringing or misappropriating any Patent or Trademark.

          (c) At its own expense, such Guarantor shall make timely payment of all post-issuance fees required to maintain in force rights under each Patent absent prior written consent of the US Administrative Agent.

          (d) At its own expense, such Guarantor shall diligently prosecute all applications for United States Patents or Trademarks and shall not abandon any such application prior to exhaustion of all administrative judicial remedies, absent written consent of the US Administrative Agent.

          (e) Prior to the later to occur of (i) 30 days of acquisition of a United States Patent or Trademark, or of filing of an application for a United States Patent or Trademark or (ii) five Business Days after the last day of the fiscal quarter in which such acquisition or filing occurs, such Guarantor shall report such acquisition or filing to the US Administrative Agent, and upon request of the US Administrative Agent, such Guarantor shall execute and deliver any and all agreements, instruments, documents and papers as the US Administrative Agent may request to evidence the US Administrative Agent's and the Lender's security interest in any Patent or Trademark.


                     SECTION 7.  COVENANTS OF SHAREHOLDERS

          Each Shareholder covenants and agrees with the US Administrative Agent and the US$ Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full and the Commitments shall have terminated:

          7.1  Maintenance of Perfected Security Interest; Further
               ---------------------------------------------------
Documentation. (a) Such Shareholder shall not take any action inconsistent with
-------------
maintaining the security interest created by this Agreement as a perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever.

          (b) Such Shareholder shall furnish to the US Administrative Agent and the US$ Lenders from time to time statements and schedules further identifying and describing the Shareholder Collateral and such other reports in connection with the Shareholder Collateral as the US Administrative Agent may reasonably request, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the US Administrative Agent, and at the sole expense of such Shareholder, such Shareholder will promptly and duly execute and deliver such further instruments and documents and take such further actions as the US Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

          7.2  Notices.  Such Shareholder will advise the US Administrative
               -------
Agent and the US$ Lenders promptly, in reasonable detail, of:

          (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Shareholder Collateral which would materially adversely affect the ability of the US Administrative Agent to exercise any of its remedies hereunder; and

          (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Shareholder Collateral or on the security interests created hereby.

          7.3  Pledged Securities.  (a)  If such Shareholder shall become
               ------------------
entitled to receive or shall receive any certificate, instrument or other document (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of the Company, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Securities, such Shareholder shall accept the same as the agent of the US Administrative Agent and the US$ Lenders, hold the same in trust for the US Administrative Agent and deliver the same forthwith to the US Administrative Agent in the exact form received, duly indorsed by such Shareholder to the US Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Shareholder and with, if the US Administrative Agent so requests, signature guaranteed, to be held by the US Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of the Company shall be paid over to the US Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of the Company or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the US Administrative Agent, be delivered to the US Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Shareholder, such Shareholder shall, until such money or property is paid or delivered to the US Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Shareholder, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the US Administrative Agent, such Shareholder will not (i) vote to enable, or take any other action to permit, the Company to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Company (except the issuance of options pursuant to the Company's Nonqualified Stock Option Plan and any option exercises thereunder), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement or the Corporate Buy/Sell Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement, any of the Loan Documents or the Corporate Buy/Sell Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Shareholder or the US Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof (except pursuant to any Loan Document or the Corporate Buy/Sell Agreement).


                        SECTION 8.  REMEDIAL PROVISIONS

          8.1  Certain Matters Relating to Receivables.  (a)  The US
               ---------------------------------------
Administrative Agent shall have the right, at its own cost and expense, to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Guarantor shall furnish all such assistance and information as the US Administrative Agent may reasonably require in connection with such test verifications. At any time after an Event of Default which is continuing, upon the US Administrative Agent's request and at the expense of the relevant Guarantor, such Guarantor shall cause independent public accountants or others satisfactory to the US Administrative Agent to furnish to the US Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

          (b) If required by the US Administrative Agent at any time during the continuance of an Event of Default, any payments of Receivables, when collected by any Guarantor, (i) shall be forthwith (and, in any event, within two Business
Days) deposited by such Guarantor in the exact form received, duly indorsed by such Guarantor to the US Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the US Administrative Agent, subject to withdrawal by the US Administrative Agent for the account of the Lenders only as provided in Section 8.5, and (ii) until so turned over, shall be held by such Guarantor in trust for the US Administrative Agent and the Lenders, segregated from other funds of such Guarantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (c) At the US Administrative Agent's request, each Guarantor shall make available to the US Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original invoices.

          8.2  Communications with Obligors; Guarantors Remain Liable.   (a)
               ------------------------------------------------------
The US Administrative Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the US Administrative Agent's satisfaction the existence, amount and terms of any Receivables.

          (b) Upon the request of the US Administrative Agent at any time during the continuance of an Event of Default, each Guarantor shall notify obligors on the Receivables that the Receivables have been assigned to the US Administrative Agent for the benefit of the Lenders and that payments in respect thereof shall be made directly to the US Administrative Agent.

          (c) Anything herein to the contrary notwithstanding, each Guarantor shall remain liable under each agreement relating to a Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the US Administrative Agent nor any Lender shall have any obligation or liability under any agreement relating to a Receivable by reason of or arising out of this Agreement or the receipt by the US Administrative Agent or any Lender of any payment relating thereto, nor shall the US Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Guarantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          8.3  Pledged Stock.  (a)  Unless an Event of Default shall have
               -------------
occurred and be continuing and the US Administrative Agent shall have given notice to the relevant

Grantor of the US Administrative Agent's intent to exercise its corresponding rights pursuant to Section 8.3(b), each Grantor shall be permitted to receive all cash dividends and other distributions paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, and to exercise all voting and corporate or partnership rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate or
            --------  -------
partnership right exercised or other action taken which, in the US Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

          (b) If an Event of Default shall occur and be continuing and the US Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the US Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as the US Administrative Agent may determine, and (ii) any or all of the Pledged Securities shall be registered in the name of the US Administrative Agent or its nominee, and the US Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the US Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the US Administrative Agent may determine), all without liability except to account for property actually received by it, but the US Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the US Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the US Administrative Agent.

          8.4  Proceeds to be Turned Over To US Administrative Agent.  In
               -----------------------------------------------------
addition to the rights of the US Administrative Agent and the Lenders specified in Section 8.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the US Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the US Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the US Administrative Agent, if required). All Proceeds received by the US Administrative Agent hereunder shall be held by the US Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the US Administrative Agent in a Collateral Account (or by such Grantor in trust for the US Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 8.5

          8.5  Application of Proceeds.  At such intervals as may be agreed upon
               -----------------------
by the Borrowers and the US Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the US Administrative Agent's election, the US Administrative Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the US Administrative Agent may elect (provided that all such payments in respect of principal, interest, fees and other amounts then due and payable hereunder shall in each case be applied pro rata among those Lenders to which
                                        --------
such types of amounts are payable), and any part of such funds which the US Administrative Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the US Administrative Agent to the Borrowers or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Bankers' Acceptances shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrowers or to whomsoever may be lawfully entitled to receive the same.

          8.6  Code and Other Remedies.  If an Event of Default shall occur and
               -----------------------
be continuing, the US Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code or any other applicable law. Without limiting the generality of the foregoing, the US Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the US Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem commercially reasonable and at such prices as it may for cash or on credit or for future delivery without assumption of any credit risk. The US Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived or released. Each Grantor further agrees, at the US Administrative Agent's request, to assemble the Collateral and make it available to the US Administrative Agent at places which the US Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The US Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the US Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the US Administrative Agent may elect (provided that such application shall in each case be applied
                 --------
pro rata among those Lenders to which such types of amounts are payable), and
--------
only after such application and after the payment by the US Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the US Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the US Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          8.7  Registration Rights.  (a)  If the Administrative Agent shall
               -------------------
determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, upon written request, the relevant Grantor will use its best efforts to cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act,
(ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; provided, that the Grantor shall not be required to effect such
         --------
registration under the Securities Act or with applicable state securities laws if the Grantor delivers to the US Administrative Agent an opinion of counsel (who shall be satisfactory to the US Administrative Agent) satisfactory to the US Administrative Agent that such sale may be made pursuant to an exemption from the Securities Act and such state securities laws, and provided further, that
                                                       ----------------
the US Administrative Agent shall furnish to such Grantor such information regarding the US Administrative Agent and the Lenders as such Grantor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Grantor agrees to use its best efforts to cause the such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the US Administrative Agent shall designate and, except where the US Administrative Agent does not deem it necessary or desirable to do so under the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto, to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

          (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that the mere fact that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and agrees that the mere fact that such sale is a private sale shall not be deemed to have made such sale one not made in a commercially reasonable manner, provided that such Pledged Stock is sold at a price that the US
        --------
Administrative Agent has determined in good faith, is reasonable under the circumstances. The US Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pledged by it pursuant to this Section 8.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 8.7 will cause irreparable injury to the US Administrative Agent and the Lenders, that the US Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 8.7 shall be specifically enforceable against such Guarantor, and such Guarantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

          8.8  Waiver; Deficiency.  Each Guarantor waives and agrees not to
               ------------------
assert any rights or privileges which it may acquire under Section 9-112 of the Code. Each Guarantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the US Administrative Agent or any Lender to collect such deficiency.

                    SECTION 9.  THE US ADMINISTRATIVE AGENT

          9.1  US Administrative Agent's Appointment as Attorney-in-Fact, etc.
               --------------------------------------------------------------
(a) Each Grantor hereby irrevocably constitutes and appoints the US Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the US Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Guarantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the US Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

          (ii) in the case of any Copyright, Patent or Trademark, execute and deliver any and all agreements, instruments, documents and papers as the US Administrative Agent may request to evidence the US Administrative Agent's and the Lenders' security interest in such Copyright, Patent or Trademark and the goodwill and general intangibles of such Guarantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv) execute, in connection with any sale provided for in Section 8.6 or 8.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the US Administrative Agent or as the US Administrative Agent shall direct; (2) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the US Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the US Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the US Administrative Agent were the absolute owner thereof for all purposes, and do, at the US Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the US Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the US Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Anything in this Section 9.1(a) to the contrary notwithstanding, the US Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 9.1(a) unless an Event of Default shall have occurred and be continuing.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the US Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The expenses of the US Administrative Agent incurred in connection with actions undertaken as provided in this Section 9.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans in the case of expenses paid in US$ or C$ Prime Loans, in the case of expenses paid in C$ under the Credit Agreement, from the date of payment by the US Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the US Administrative Agent on demand.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          9.2  Duty of Administrative Agent.  The US Administrative Agent's sole
               ----------------------------
duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the US Administrative Agent deals with similar property for its own account. Neither the US Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the US Administrative Agent and the Lenders hereunder are solely to protect the US Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the US Administrative Agent or any Lender to exercise any such powers. The US Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          9.3  Execution of Financing Statements.  Pursuant to Section 9-402 of
               ---------------------------------
the Code and any other applicable law, each Grantor authorizes the US Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the US Administrative Agent reasonably determines appropriate to perfect the security interests of the US Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          9.4  Authority of Administrative Agent.  Each Grantor acknowledges
               ---------------------------------
that the rights and responsibilities of the US Administrative Agent under this Agreement with respect to any action taken by the US Administrative Agent or the exercise or non-exercise by the US Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the US Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the US Administrative Agent and the Grantors, the US Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting as provided herein, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.


                          SECTION 10.  MISCELLANEOUS

          10.1  Amendments in Writing.  None of the terms or provisions of this
                ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the US Administrative Agent, provided that any provision of this Agreement imposing obligations on any
       --------
Grantor may be waived by the US Administrative Agent in a written instrument executed by the US Administrative Agent.

          10.2  Notices.  All notices, requests and demands to or upon the US
                -------
Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in subsection 11.2 of the Credit Agreement; provided that any such
                                                         --------
notice, request or demand to or upon any Grantor shall be addressed to such Grantor at its notice address set forth on Schedule 1 as such Schedule may be
                                           ----------
revised from time to time.

          10.3  No Waiver by Course of Conduct; Cumulative Remedies.  Neither
                ---------------------------------------------------
the US Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 10.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the US Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the US Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the US Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          10.4  Enforcement Expenses; Indemnification.  (a)  Each Guarantor
                -------------------------------------
agrees to pay or reimburse each Lender and the US Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the US Administrative Agent.

          (b) Each Guarantor agrees to pay, and to save the US Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay (except for any delay caused by the US Administrative Agent or any Lender) in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          (c) Each Guarantor agrees to pay, and to save the US Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement and performance of this Agreement (collectively, the "indemnified liabilities") to the extent the Borrower would be required to do so
 -----------------------
pursuant to subsection 11.5 of the Credit Agreement.

          (d) The agreements in this Section 10.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

          10.5  Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
the successors and assigns of each Grantor and shall inure to the benefit of the US Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or
--------
obligations under this Agreement without the prior written consent of the US Administrative Agent.

          10.6  Set-Off.  In addition to any rights and remedies of the Lenders
                -------
provided by law, each Lender shall have the right, without prior notice to either Borrower, any such notice being expressly waived by such Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by such Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of such Borrower. Each Lender agrees promptly to notify the relevant Borrower and the relevant Administrative Agent after any such set-off and application made by such Lender, provided that the failure to
                                                  --------
give such notice shall not affect the validity of such set-off and application.

          10.7  Counterparts.  This Agreement may be executed by one or more of
                ------------
the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          10.8  Severability.  Any provision of this Agreement which is
                ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.9  Section Headings.  The Section headings used in this Agreement
                ----------------
are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          10.10  Integration.  This Agreement and the other Loan Documents
                 -----------
represent the agreement of the Grantors, the US Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the US Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. In the event of any conflict between the provisions of this Agreement and the Credit Agreement, the provisions of the Credit Agreement shall be controlling.

          10.11  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          10.12  Submission To Jurisdiction; Waivers.  Each Grantor hereby
                 -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 10.2 or at such other address of which the US Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          10.13  Acknowledgements.  Each Grantor hereby acknowledges that:
                 ----------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) neither the US Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the US Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

          10.14  WAIVER OF JURY TRIAL.  EACH GRANTOR HEREBY IRREVOCABLY AND
                 --------------------
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          10.15  Additional Grantors; Pledged Stock.  (a)  Each Domestic
                 ----------------------------------
Subsidiary of the Company that is required to become a party to this Agreement pursuant to subsection 7.17 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Domestic Subsidiary of an Assumption Agreement in the form of Annex 1A hereto.

          (b) Subsection 7.16 of the Credit Agreement also require that the Company or any Domestic Subsidiary of the Company which holds the Capital Stock of any new Subsidiary (including a foreign Subsidiary) of the Company created or acquired after the Closing Date, pledge 100% of the issued and outstanding Capital Stock of such new Subsidiary (provided, that in no event shall Capital
                                      --------
Stock representing more than 65% of the voting power of the Capital Stock of any such new Subsidiary which is not a Domestic Subsidiary be so pledged) to the US Administrative Agent for the benefit of the Lenders by executing and delivering a Supplement to this Agreement in the form of Annex 1B hereto. From and after the date any Grantor executes and delivers a Supplement to this Agreement, the pledged stock set forth on Schedule 1 to such Supplement shall be deemed to be Pledged Stock for all purposes under this Agreement and the issuer of such pledged stock shall be deemed to be an Issuer for all purposes under this Agreement.

          10.16  Releases.  (a)  At such time as the Loans and the other
                 --------
Obligations shall have been paid in full and the Commitments have been terminated and no Bankers' Acceptances shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the US Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of the Company following any such termination, the US Administrative Agent shall promptly, assign, transfer and deliver to such Grantor any Collateral held by the US Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the US Administrative Agent, at the request of such Grantor and sole expense of the Company, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Company, a Grantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Grantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Company shall have delivered to the US Administrative Agent,
--------
at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

          Notwithstanding anything contained herein to the contrary, the recourse of each Shareholder hereunder shall be limited solely to the Pledged Securities of such Shareholder. No Shareholder shall have any monetary liability hereunder (other than any monetary liability which arises as a result of any realization of the securities by the US Administrative Agent) of any kind or nature whatsoever nor shall any assets of any Shareholder (except for the Pledged Securities) be subject to any claim by the US Administrative Agent.

          IN WITNESS WHEREOF, each of the undersigned has caused this US Global Guarantee and Security Agreement to be duly executed and delivered as of the date first above written.



                                PIERCE LEAHY CORP.


                                By:_____________________________________________
                                  Title:


                                PLC COMMAND I, INC.


                                By:_____________________________________________
                                  Title:


                                PLC COMMAND II, INC.


                                By:_____________________________________________
                                  Title:


                                PLC COMMAND I, L.P.
                                By PLC Command I, Inc., as its general partner


                                By:_____________________________________________
                                  Title:


                                PLC COMMAND II, L.P.
                                By PLC Command II, Inc., as its general  partner


                              By:_______________________________________________
                                Title:

                              __________________________________________________
                              Leo W. Pierce, Sr.



                              __________________________________________________
                              Kathryn Cox
                              Individually and as Custodian for Deirdre Cox, Adrian Cox, Brendan Cox, Timothy Cox, Christopher Cox and Conor Cox



                              __________________________________________________
                              Maurice Cox, Jr.



                              __________________________________________________
                              Leo W. Pierce, Jr.
                              Individually and as Custodian for Kate Pierce, Alexander Pierce and Julia Pierce



                              __________________________________________________
                              J. Peter Pierce
                              Individually and as Custodian for Matthew Pierce and John Peter Pierce, Jr.



                              __________________________________________________
                              Michael J. Pierce
                              Individually and as Custodian for Michael A.
                              Pierce



                              __________________________________________________
                              Mary E. Pierce



                              __________________________________________________
                              Marjorie L. Pierce

                          ACKNOWLEDGEMENT AND CONSENT


          The undersigned hereby acknowledges receipt of a copy of the US Global Guarantee and Security Agreement dated as of August ___, 1996 (the "Agreement"),
                                                                    ---------
made by the Grantors parties thereto for the benefit of Canadian Imperial Bank of Commerce, New York Agency as US Administrative Agent. The undersigned agrees for the benefit of the US Administrative Agent and the Lenders as follows:

     1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. The undersigned will notify the US Administrative Agent promptly in writing of the occurrence of any of the events described in Section 6.7(a) of the Agreement.

     3. The terms of Sections 8.3(a) and 8.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it
    ------- --------
pursuant to Section 6.3(a) or 6.7 of the Agreement.



                              By:_________________________________
                                Title:____________________________

                              Address for Notices:

                              ____________________________________

                              ____________________________________

                              Fax:________________________________

                          ACKNOWLEDGEMENT AND CONSENT

     The undersigned hereby acknowledges receipt of a copy of the US Global
Guarantee and Security Agreement dated as of August      , 1996 (the
                                                   ------
"Agreement"), made by the Grantors parties thereto for the benefit of Canadian
-----------
Imperial Bank of Commerce, New York Agency as US Administrative Agent. The undersigned agrees for the benefit of the US Administrative Agent and the Lenders as follows:

     1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. The undersigned will notify the US Administrative Agent promptly in writing of the occurrence of any of the events described in Section 6.7 (a) of the Agreement.

     3. The terms of Sections 8.3(a) and 8.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it
----------------
pursuant to Section 6.3(a) or 6.7 of the Agreement.

                              By:
                                 -----------------------------
                                Title:
                                      ------------------------

                              Address for Notices:

                              --------------------------------

                              --------------------------------

                              --------------------------------

                              Fax:
                                  ----------------------------

                                                                      Annex 1 to
                                                             US Global Guarantee
                                                          and Security Agreement
                                                          ----------------------

        ASSUMPTION AGREEMENT, dated as of __________________, 199_, made by

________________________, a ____________________ corporation (the "Additional
                                                                   ----------
Grantor"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as
-------
US administrative agent (in such capacity, the "US Administrative Agent") for
                                                -----------------------
the banks and other financial institutions (the "Lenders") parties to the Credit
                                                 -------
Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                             W I T N E S S E T H :
                             - - - - - - - - - -

        WHEREAS, PIERCE LEAHY CORP. (the "Borrower"), the Lenders and the US
                                          --------
Administrative Agent have entered into a Credit Agreement, dated as of August __, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

        WHEREAS, in connection with the Credit Agreement, the Borrowers and certain of Company's Affiliates (other than the Additional Grantor) have entered into the US Global Guarantee and Security Agreement, dated as of August __, 1996 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Security Agreement") in favor of the US Administrative Agent for
---------------------------------
benefit of the Lenders;

        WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

        WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Security Agreement;

        NOW, THEREFORE, IT IS AGREED:

        1.  Guarantee and Security Agreement.  By executing and delivering this
            --------------------------------
Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Security Agreement, hereby becomes a party to the Guarantee and Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in

Annex 1-A hereto is hereby added to the information set forth in Schedules __________________to the Guarantee and Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

                2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]



                                        By:________________________________
                                          Name:
                                          Title:

                                                                Annex 2 to US
                                                              Global Guarantee
                                                                and Security
                                                                 Agreement

                   [Form of Instruction to Register Pledge]

TO:  [Name of Partnership]

          You are hereby instructed to register the pledge of the following uncertificated security as follows:

          ____% of the [limited partnership] [general partnership] interest of the undersigned in [name of partnership].


            Pledgor                                                   Pledgee
-------------------                       -----------------------------------

                                          Canadian Imperial Bank of Commerce,
                                          New York Agency
                                          425 Lexington Avenue
                                          New York, New York  10017


                                            Very truly yours,


                                            By:_____________________
                                               Title

                                                                Annex 3 to US
                                                               Global Guarantee
                                                                 and Security
                                                                  Agreement

                    [Form of Initial Transaction Statement]

                                                                 August __, 1996

To:  Canadian Imperial Bank of Commerce,
     New York Agency
     as US Administrative Agent
     425 Lexington Avenue
     New York, New York  10017


          This statement is to advise you that a pledge of the following uncertificated security has been registered in the name of Canadian Imperial Bank of Commerce, New York Agency as follows:

          1.   Uncertificated Security:


          2.   Registered Owner:


          Taxpayer Identification Number:

          3.   Registered Pledgee:

          Canadian Imperial Bank of Commerce

          Taxpayer Identification Number:

          4. There are no liens or restrictions of the undersigned partnership and no adverse claims to which such uncertificated security is or may be subject known to the undersigned partnership.

          5.   The pledge was registered on August __, 1996.

          THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS

STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                                         Very truly yours,

                                         [NAME OF PARTNERSHIP]

                                         BY:________________________
                                            Title:

                                                 Exhibit E-1 to Credit Agreement
                                                 -------------------------------

                          CANADIAN SECURITY AGREEMENT

                                    between

                          PIERCE LEAHY COMMAND COMPANY


                                      and


                      CANADIAN IMPERIAL BANK OF COMMERCE,
                        as Canadian Administrative Agent



                          Dated as of August 13, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                               Page
                                                               ----



                                   ARTICLE 1

                              SECURITY INTERESTS

1.1.  Grant of Security Interests.............................  2
1.2.  Power of Attorney.......................................  2
1.3.  Attachment..............................................  2
1.4.  Exception for Last Day of Real Property Leases..........  2
1.5.  Exception for Contractual Rights........................  3
1.6.  Transfer of Title.......................................  3

                                   ARTICLE 2

               GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1.  Representations in the Credit Agreement.................  3
2.2.  Covenants in the Credit Agreement.......................  3
2.3.  Necessary Filings.......................................  4
2.4.  No Liens................................................  4
2.5.  Other Financial Statements..............................  4
2.6.  Chief Executive Office; Records.........................  4
2.7.  Location of Inventory and Equipment.....................  5
2.8.  Recourse................................................  5
2.9.  Trade Names; Change of Name.............................  5

                                   ARTICLE 3

                         SPECIAL PROVISIONS CONCERNING
                   RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

3.1.  Additional Representations and Warranties................  6
3.2.  Maintenance of Records...................................  6
3.3.  Modification of Terms; etc...............................  7
3.4.  Collection...............................................  7
3.5.  Instruments..............................................  7
3.6.  Further Actions..........................................  7

                                   ARTICLE 4

                   SPECIAL PROVISIONS CONCERNING TRADEMARKS

4.1.  Additional Representations and Warranties................  8
4.2.  Licenses and Assignments.................................  8
4.3.  Infringements............................................  8
4.4.  Preservation of Marks....................................  8
4.5.  Maintenance of Registration..............................  8
4.6.  Future Registered Marks..................................  9
4.7.  Remedies.................................................  9

                                   ARTICLE 5

                         SPECIAL PROVISIONS CONCERNING
                     PATENTS, COPYRIGHTS AND TRADE SECRETS

5.1.  Additional Representations and Warranties...............  10
5.2.  Licenses and Assignments................................  10
5.3.  Infringements...........................................  10
5.4.  Maintenance of Patents..................................  10
5.5.  Prosecution of Patent Application.......................  10
5.6.  Other Patents and Copyrights............................  11
5.7.  Remedies................................................  11

                                   ARTICLE 6

                      PROVISIONS CONCERNING ALL COLLATERAL

6.1.    Protection of Canadian Administrative Agent's Security  11
6.2.    Warehouse Receipts Non-Negotiable.....................  12
6.3.    Further Actions.......................................  12
6.4.    Financing Statements..................................  12


                                 ARTICLE 7

                 REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

7.1.       Remedies: Obtaining the Collateral Upon Default.......  12
7.1.A.     Acting in Accordance with Commercial Practice.........  15
7.2.       Remedies; Disposition of the Collateral...............  15
7.3.       Waiver of Claims......................................  15
7.4.       Application of Proceeds...............................  16
7.5.       Remedies Cumulative...................................  18
7.6.       Discontinuance of Proceedings.........................  18

                                   ARTICLE 8

                                   INDEMNITY

8.1.       Indemnity.............................................  19
8.2.       Indemnity Obligations Secured by Collateral: Survival.  20


                                   ARTICLE 9

                                  DEFINITIONS



                                   ARTICLE 10

                                 MISCELLANEOUS

10.1.      Notices...............................................  24
10.2.      Waiver; Amendment.....................................  25
10.3.      Obligations Absolute..................................  25
10.4.      Successors and Assigns................................  26
10.5.      Headings Descriptive..................................  26
10.6.      Severability..........................................  26
10.7.      Governing Law.........................................  26
10.8.      Assignor's Duties.....................................  26
10.9.      Termination: Release..................................  26
10.10.     Counterparts..........................................  27
10.11.     The Canadian Administrative Agent.....................  27
10.12.     Acknowledgements......................................  27

                          CANADIAN SECURITY AGREEMENT


          SECURITY AGREEMENT dated as of August 13, 1996 between PIERCE LEAHY COMMAND COMPANY, a company amalgamated and existing under the laws of the Province of Nova Scotia (the "Assignor"), and CANADIAN IMPERIAL BANK OF COMMERCE (the "Canadian Administrative Agent"), in its capacity as Canadian administrative agent, for the benefit of (x) the C$ Lenders under the Credit Agreement hereinafter referred to (such C$ Lenders to which the Assignor has obligations under the Credit Agreement are hereinafter called the "Lender Creditors") and (y) if one or more Lenders, or an Affiliate thereof, enter into one or more Interest Rate Protection Agreements with the Assignor, any such Lender, or Affiliate thereof, (even if any such Lender ceases to be a Lender under the Credit Agreement for any reason) so long as any such Lender or Affiliate participates in the extension of such Interest Rate Protection Agreements, and their subsequent assigns, if any (collectively, the "Other Creditors" and, together with the Lender Creditors, the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (defined below) shall be used herein as so defined.


                              W I T N E S S E T H:
                              --------------------


          WHEREAS Pierce Leahy Corp. (the "Company"), the Assignor, the financial institutions party to the Credit Agreement hereinafter referred to from time to time (the "Lenders"), Canadian Imperial Bank of Commerce, New York Branch, and the Canadian Administrative Agent have entered into a credit agreement dated as of August 13, 1996 providing for the making of Loans to the Company and the Assignor as contemplated therein (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");

          WHEREAS the Assignor may at any time and from time to time enter into one or more Interest Rate Protection Agreements with one or more Other Creditors;

          WHEREAS it was a condition to each of the above-described extensions of credit to the Assignor that the Assignor shall execute and deliver this Agreement;

          NOW THEREFORE, in consideration of the extensions of credit to be made to the Assignor and other benefits accruing to the Assignor, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby makes the following representations and warranties to the Canadian Administrative Agent and hereby covenants and agrees with the Canadian Administrative Agent, in each case as agent for and for the benefit of the Secured Creditors as follows:

                                   ARTICLE 1

                               SECURITY INTERESTS

1.1.    Grant of Security Interests.  (a)  As security for the prompt and
        ---------------------------
complete payment and performance when due of all of the Obligations, the Assignor does hereby sell, assign and transfer unto the Canadian Administrative Agent, and does hereby grant to the Canadian Administrative Agent for the benefit of the Secured Creditors, a continuing security interest of first priority (subject to Liens not prohibited by the Credit Agreement) in, all of the right, title and interest of the Assignor in and to all of the personal property and undertaking of the Assignor, whether now existing or hereafter from time to time acquired including, without limitation, the following: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Money, (v) all Equipment, (vi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Assignor symbolized by the Marks, (vii) all Patents and Copyrights, (viii) all computer programs of the Assignor and all intellectual property rights therein and all other proprietary information of the Assignor, including, but not limited to, trade secrets, (ix) all other Goods, Intangibles, Chattel Paper, Documents and Instruments, and (x) all Proceeds and products of any and all of the foregoing, but excluding, in each case, any of the foregoing which constitute Consumer Goods (all of the unexcluded above, collectively, the "Collateral").

          (b) The security interest of the Canadian Administrative Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which the Assignor may acquire at any time during the continuation of this Agreement.

1.2.    Power of Attorney.  The Assignor hereby constitutes and appoints the
        -----------------
Canadian Administrative Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of the Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Canadian Administrative Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

1.3.    Attachment.  The Assignor and the Canadian Administrative Agent
        ----------
acknowledge and agree that value has been given for the granting of the security interest granted hereby and that they have not agreed to postpone the time for attachment, except for after-acquired property forming part of the Collateral the attachment to which will occur forthwith upon the Assignor acquiring rights thereto.

1.4.    Exception for Last Day of Real Property Leases.  Notwithstanding any
        ----------------------------------------------
other provision of this Agreement, the security interest granted hereby does not and shall not extend to, and Collateral shall not include, the last day of the term of any real property lease or sub-lease, oral or written, or any agreement therefor, now held or hereafter acquired by the Assignor, but upon the sale of the leasehold interest or any part thereof the Assignor shall stand possessed of such last day in trust to assign the same as the Canadian Administrative Agent shall direct.

1.5.    Exception for Contractual Rights.  Notwithstanding any other provision
        --------------------------------
of this Agreement, the security interest hereby granted does not and shall not extend to, and Collateral shall not include, any agreement, right, franchise, license or permit (the "Contractual Rights") to which the Assignor is a party or of which the Assignor has the benefit, to the extent that the creation of the security interest therein would constitute a breach of the terms of or permit any person to terminate the Contractual Rights, but the Assignor shall hold its interest therein in trust for the Canadian Administrative Agent and shall assign such Contractual Rights to the Canadian Administrative Agent forthwith upon obtaining the consent of the other party thereto. The Assignor agrees that it shall, upon the request of the Canadian Administrative Agent, use all commercially reasonable efforts to obtain any consent required to permit any material Contractual Rights to be subjected to the security interest.

1.6.    Transfer of Title.  As further continuing security for the due and
        -----------------
timely payment and performance by the Assignor of the Obligations, the Assignor, subject to Sections 1.4 and 1.5, hereby grants, bargains, sells, assigns and transfers to the Canadian Administrative Agent all Collateral such that title thereto and ownership therein shall belong to and be vested in the Canadian Administrative Agent, provided that the Canadian Administrative Agent shall not thereby assume or be liable for any obligations or payments in respect of any of the Collateral and provided further that, upon the sale of any Collateral by the Assignor in accordance with Section 7.2 of this Agreement, title thereto and ownership therein shall be divested automatically from the Canadian Administrative Agent and provided further that, upon the termination of this Agreement in accordance with its terms, title to and ownership in the Collateral shall be revested automatically in the Assignor without any further act of the Canadian Administrative Agent or the Assignor.

                                   ARTICLE 2

               GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

          The Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

2.1.    Representations in the Credit Agreement.  The representations and
        ---------------------------------------
warranties set forth in Section 5 of the Credit Agreement as they relate to the Assignor or to the Loan Documents to which the Assignor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Canadian Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Company's knowledge shall, for the purposes of this subsection 2.1, be deemed to be a reference to the Assignor's knowledge.

2.2.    Covenants in the Credit Agreement.  The Assignor shall take, or shall
        ---------------------------------
refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by the Assignor.

2.3.    Necessary Filings.  All filings, registrations and recordings necessary
        -----------------
or appropriate under the PPSA to create, preserve, protect and perfect the security interest granted by the Assignor to the Canadian Administrative Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Canadian Administrative Agent pursuant to this Agreement in and to the Collateral constitutes a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (except Liens not prohibited by the Credit Agreement) and is entitled to all the rights, priorities and benefits afforded by the PPSA as enacted in any relevant jurisdiction to perfected security interests.

2.4.    No Liens.  The Assignor is, and as to Collateral acquired by it from
        --------
time to time after the date hereof the Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens created hereby or otherwise permitted under the Credit Agreement), and the Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Canadian Administrative Agent.

2.5.    Other Financing Statements.  As of the date hereof, there is no
        --------------------------
financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Annex A hereto and so long as each of the Canadian Commitments has not been terminated, any C$ Note remains unpaid, any Interest Rate Protection Agreement entered into by the Assignor remains in effect or any other Obligations remain unpaid or are owed with respect thereto, the Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering (i) the security interests granted hereby by the Assignor or (ii) Liens not prohibited by the Credit Agreement.

2.6.    Chief Executive Office; Records.  The chief executive office of the
        -------------------------------
Assignor is located at 195 Summerlea Road, Brampton, Ontario L6T 4P6, Canada. The Assignor will not move its chief executive office except to such new location as the Assignor may establish in accordance with the last sentence of this Section 2.6. The originals of all documents evidencing all Receivables and Contract Rights of the Assignor and the only original books of account and records of the Assignor relating thereto are, and will continue to be, kept at such chief executive office, at such other locations shown on Annex B hereto or at such new locations as the Assignor may establish in accordance with the last sentence of this Section 2.6. All Receivables and Contract Rights of the Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.6. The Assignor shall not establish new locations for such offices until (i) it shall have given to the Canadian Administrative Agent not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Canadian Administrative Agent may request, (ii) with respect to such new location, it shall have taken all action, satisfactory to the Canadian Administrative Agent, to maintain the security interest of the Canadian Administrative Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, and (iii) at the request of the Canadian Administrative Agent, it shall have furnished an opinion of counsel acceptable to the Canadian Administrative Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

2.7.    Location of Inventory and Equipment.  All Inventory and Equipment held
        -----------------------------------
on the date hereof by the Assignor (with the exception of Inventory in transit) is located at one of the locations shown on Annex C hereto. The Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it (with the exception of Inventory in transit) shall be kept at any one of the locations shown on Annex C hereto, or such new location as the Assignor may establish in accordance with the last sentence of this Section 2.7. The Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Canadian Administrative Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Canadian Administrative Agent may request, (ii) with respect to such new location, it shall have taken all action satisfactory to the Canadian Administrative Agent to maintain the security interest of the Canadian Administrative Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, and (iii) at the request of the Canadian Administrative Agent, it shall have furnished an opinion of counsel acceptable to the Canadian Administrative Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

2.8.    Recourse.  This Agreement is made with full recourse to the Assignor and
        --------
pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Assignor contained herein, in the other Loan Documents, in the Interest Rate Protection Agreements entered into by the Assignor and otherwise in writing in connection herewith or therewith.

2.9.    Trade Names; Change of Name.  The Assignor does not have or operate in
        ---------------------------
any jurisdiction under, or in the preceding 12 months has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name, the names of its predecessors, Pierce Leahy Command Company and Command Records Services Limited, and such other trade or fictitious names as are listed on Annex D hereto. The Assignor does not have or use a French form of name or a combined English and French form of name. The Assignor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex D hereto and new names established in accordance with the last sentence of this Section
2.9. The Assignor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Canadian Administrative Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Canadian Administrative Agent may request, (ii) with respect to such new name, it shall have taken all action, requested by the Canadian Administrative Agent, to maintain the security interest of the Canadian Administrative Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, and (iii) at the request of the Canadian Administrative Agent, it shall have furnished an opinion of counsel acceptable to the Canadian Administrative Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

                                   ARTICLE 3

                         SPECIAL PROVISIONS CONCERNING
                   RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

3.1.    Additional Representations and Warranties.  As of the time when each of
        -----------------------------------------
its Receivables arises, the Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will represent the genuine obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labour or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) to the best of its knowledge, will evidence true and valid obligations, enforceable in accordance with their respective terms, except that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law), and (iv) will be in compliance and will conform in all material respects with all applicable federal, provincial, state and local laws and applicable laws of any relevant foreign jurisdiction.

3.2.    Maintenance of Records.  The Assignor will keep and maintain at its own
        ----------------------
cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Assignor will make the same available on the Assignor's premises to the Canadian Administrative Agent for inspection, at the Assignor's own cost and expense, at reasonable times and intervals upon request by the Administrative Agent. Upon the occurrence and during the continuance of an Event of Default and at the request of the Canadian Administrative Agent, the Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Canadian Administrative Agent or to its representatives (copies of which evidence and books and records may be retained by the Assignor). Upon the occurrence and during the continuance of an Event of Default, if the Canadian Administrative Agent so directs, the Assignor shall legend, in form and manner satisfactory to the Canadian Administrative Agent, the Receivables and the Contracts, as well as books, records and documents of the Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Canadian Administrative Agent and that the Canadian Administrative Agent has a security interest therein.

3.3.    Modification of Terms; etc.  The Assignor shall not rescind or cancel
        ---------------------------
any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Canadian Administrative Agent, except as permitted by Section 3.4. The Assignor will duly fulfil all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Canadian Administrative Agent in the Receivables or Contracts.

3.4.    Collection.  The Assignor shall endeavour to cause to be collected from
        ----------
the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence of an Event of Default, the Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) adjustments consistent with its past practice or consistent with adjustments being offered by its competition, (ii) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Assignor finds appropriate in accordance with sound business judgment, and (iii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by the Assignor or the Canadian Administrative Agent, shall be borne by the Assignor.

3.5.    Instruments.  If the Assignor owns or acquires any Instrument (other
        -----------
than cheques acquired in the ordinary course of business and deposited in a bank account of Assignor for collection) constituting Collateral, the Assignor will within 10 Business Days notify the Canadian Administrative Agent thereof, and, upon request by the Canadian Administrative Agent, will promptly deliver such Instrument to the Canadian Administrative Agent appropriately endorsed to the order of the Canadian Administrative Agent as further security hereunder.

3.6.    Further Actions.  The Assignor will, at its own expense, make, execute,
        ---------------
endorse, acknowledge, file and/or deliver to the Canadian Administrative Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby, granted, as the Canadian Administrative Agent may reasonably require.

                                   ARTICLE 4

                   SPECIAL PROVISIONS CONCERNING TRADEMARKS

4.1.    Additional Representations and Warranties.  The Assignor represents and
        -----------------------------------------
warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks listed in Annex E hereto and that said listed Marks constitute all Canadian marks and applications for Canadian marks registered in the Canadian Trademark office that the Assignor presently owns or uses in connection with its business. The Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use all Marks that it uses. The Assignor further warrants that, except as set forth in Annex F hereto, it has no knowledge as of the date hereof, of any third party claim that any aspect of the Assignor's present business operations or business operations contemplated as of the date hereof infringes or will infringe any trademark, service mark or trade name. The Assignor represents and warrants that it is the beneficial and record owner of all Canadian trademark registrations and applications listed in Annex E hereto and that said registrations are valid, subsisting, have not been cancelled and that the Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, or, except as set forth in Annex F hereto, that there is any reason that any of said applications will not pass to registration. The Assignor hereby grants to the Canadian Administrative Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the Canadian Trademark office in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

4.2.    Licenses and Assignments.  Other than the license agreements listed on
        ------------------------
Annex G hereto and any extensions or renewals thereof, or as otherwise permitted by the Credit Agreement, the Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Canadian Administrative Agent.

4.3.    Infringements.  The Assignor agrees, promptly upon learning thereof, to
        -------------
notify the Canadian Administrative Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who the Assignor believes is infringing or diluting or otherwise violating in any respect any of the Assignor's rights in and to any material Mark, or with respect to any party claiming that the Assignor's use of any material Mark violates in any material respect any property right of that party. The Assignor further agrees, unless otherwise agreed by the Canadian Administrative Agent, to prosecute diligently any Person infringing any material Mark.

4.4.    Preservation of Marks.  The Assignor agrees to use its Marks during the
        ---------------------
time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks under the laws of Canada (unless the Assignor, in its sound business judgment, determines that the preservation of such Marks is no longer necessary or desirable in the conduct of its business).

4.5.    Maintenance of Registration.  The Assignor shall, at its own expense,
        ---------------------------
diligently process all documents required by the Trademark Act (Canada) to maintain trademark registration, including but not limited to affidavits of use and applications for renewals of registration in the Canadian Trademark office for all of its registered Canadian Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Canadian Administrative Agent (unless the Assignor, in its sound business judgment, determines that the maintenance of such Marks is no longer necessary or desirable in the conduct of its business). The Assignor agrees to notify the Canadian Administrative Agent three (3) months prior to the dates on which the affidavits of use or the applications for renewal registration are due with respect to any registered Mark that the affidavits of use or the renewal is being processed.

4.6.    Future Registered Marks.  If any Mark registration issues hereafter to
        -----------------------
the Assignor as a result of any application now or hereafter pending before the Canadian Trademark office, within 30 days of receipt of such certificate the Assignor shall deliver to the Canadian Administrative Agent a copy of such certificate, and an assignment for security in such Mark, to the Canadian Administrative Agent and at the expense of the Assignor, confirming the assignment for security in such Mark to the Canadian Administrative Agent hereunder, the form of such security to be substantially the same as the form hereof.

4.7.    Remedies.  If an Event of Default shall occur and be continuing, the
        --------
Canadian Administrative Agent may, by written notice to the Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of the Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested in the Canadian Administrative Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest in the Canadian Administrative Agent for the benefit of the Secured Creditors, and the Canadian Administrative Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of the Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of the Assignor in connection with which the Marks have been used; and (iii) direct the Assignor to refrain, in which event the Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Canadian Administrative Agent, change the Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Canadian Administrative Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the Canadian Trademark office to the Canadian Administrative Agent. By its execution of this Agreement, the Assignor hereby agrees that if an Event of Default shall occur and be continuing and at the Canadian Administrative

Agent's written request, that it will refrain from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Canadian Administrative Agent, it will change its corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Canadian Administrative Agent may request to further confirm this.


                                   ARTICLE 5

                         SPECIAL PROVISIONS CONCERNING
                     PATENTS, COPYRIGHTS AND TRADE SECRETS

5.1.    Additional Representations and Warranties.  The Assignor represents and
        -----------------------------------------
warrants that it is the true and lawful owner of all rights in (x) all Canadian trade secrets and proprietary information necessary to operate the business of the Assignor (the "Trade Secret Rights"), (y) in the Patents listed in Annex H hereto and (z) the Copyrights listed in Annex I hereto, that said Patents constitute all the Canadian patents and applications for Canadian patents that the Assignor now owns and that said Copyrights constitute all the Canadian copyrights and applications for Canadian copyrights that the Assignor now owns. The Assignor further warrants that, except as set forth in Annex J hereto, as of the date hereof it has no knowledge of any third party claim that any aspect of the Assignor's present business operations or business operations contemplated as of the date hereof infringes or will infringe any patent or any copyright or that Assignor has misappropriated any trade secret or proprietary information. The Assignor hereby grants to the Canadian Administrative Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the Canadian Patent office or the Canadian Copyright office in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and to record the same.

5.2.    Licenses and Assignments.  Other than the license agreements listed on
        ------------------------
Annex G hereto and any extensions or renewal thereof or as otherwise permitted by the Credit Agreement, the Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Canadian Administrative Agent.

5.3.    Infringements. The Assignor agrees, promptly upon learning thereof, to
        -------------
furnish the Canadian Administrative Agent in writing with all pertinent information available to the Assignor with respect to any infringement, contributing infringement or active inducement to infringe in any material Patent or Copyright or to any claim that practice of any material Patent or Copyright violates any property right of a third party, or with respect to any misappropriation of any material Trade Secret Right or any claim that practice of any material Trade Secret Right violates any property right of a third party. The Assignor further agrees, absent direction of the Canadian Administrative Agent to the contrary, diligently to prosecute any Person infringing any material Patent or Copyright or any Person misappropriating any material Trade Secret Right.

5.4.    Maintenance of Patents.  At its own expense, the Assignor shall make
        ----------------------
timely payment of all post-issuance fees required pursuant to Canadian patent law to maintain in force rights under each Patent absent prior written consent of the Canadian Administrative Agent.

5.5.    Prosecution of Patent Application.  At its own expense, the Assignor
        ---------------------------------
shall diligently prosecute all applications for Canadian Patents listed in Annex H hereto and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Canadian Administrative Agent.

5.6.    Other Patents and Copyrights.  Within 30 days of acquisition of a
        ----------------------------
Canadian Patent or registered Copyright, or of filing of an application for a Canadian Patent or Copyright, the Assignor shall deliver to the Canadian Administrative Agent a copy of said Patent or Copyright, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Canadian Administrative Agent and at the expense of the Assignor, confirming the assignment for security, the form of such assignment for security to be substantially the same as the form hereof.

5.7.    Remedies.  If an Event of Default shall occur and be continuing, the
        --------
Canadian Administrative Agent may by written notice to the Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of the Assignor in each of the Patents and Copyrights vested in the Canadian Administrative Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Canadian Administrative Agent for the benefit of the Secured Creditors, in which case the Canadian Administrative Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct the Assignor to refrain, in which event the Assignor shall refrain, from practising the Patents and using the Copyrights, directly or indirectly, and the Assignor shall execute such other and further documents as the Canadian Administrative Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Canadian Administrative Agent for the benefit of the Secured Creditors.


                                   ARTICLE 6

                      PROVISIONS CONCERNING ALL COLLATERAL

6.1.    Protection of Canadian Administrative Agent's Security.  The Assignor
        ------------------------------------------------------
will do nothing to impair the rights of the Canadian Administrative Agent in the Collateral. The Assignor will at all times keep its Inventory and Equipment insured in favour of the Canadian Administrative Agent, at the Assignor's own expense to the extent and in the manner provided in the Credit Agreement; all policies or certificates with respect to such insurance; (i) shall be endorsed to the Canadian Administrative Agent's satisfaction for the benefit of the Canadian Administrative Agent (including, without limitation, by naming the Canadian Administrative Agent as loss payee), (ii) shall state that such insurance policies shall not be cancelled or revised without 30 days' prior written notice thereof by the insurer to the Canadian Administrative Agent, and
(iii) certified copies of such policies or certificates shall be deposited with the Canadian Administrative Agent. If the Assignor shall fail to insure its Inventory and Equipment in accordance with the preceding sentence, or if the Assignor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Canadian Administrative Agent shall have the right (but shall be under no obligation) to procure such insurance and the Assignor agrees to promptly reimburse the Canadian Administrative Agent for all costs and expenses of procuring such insurance. The Canadian Administrative Agent may apply any proceeds of such insurance obtained by the Canadian Administrative Agent in accordance with Section 7.4. The Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Assignor.

6.2.    Warehouse Receipts Non-Negotiable.  The Assignor agrees that if any
        ---------------------------------
warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used under relevant law).

6.3.    Further Actions.  The Assignor will, at its own expense, make, execute,
        ---------------
endorse, acknowledge, file and/or deliver to the Canadian Administrative Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Canadian Administrative Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

6.4.    Financing Statements.  The Assignor agrees to execute and deliver to the
        --------------------
Canadian Administrative Agent such financing statements and financing change statements or other similar filings, in form reasonably acceptable to the Canadian Administrative Agent, as the Canadian Administrative Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Canadian Administrative Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the PPSA as enacted in any and all relevant jurisdictions or any other relevant law. The Assignor will pay any applicable filing fees, recordation taxes and related expenses. The Assignor authorizes the Canadian Administrative Agent to file any such financing statements and financing change statements or other similar filings without the signature of the Assignor where permitted by law.


                                   ARTICLE 7

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

7.1.    Remedies: Obtaining the Collateral Upon Default.  Subject to Section 7.2
        -----------------------------------------------
and the mandatory provisions of any applicable law, the Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Canadian Administrative Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the PPSA in all relevant jurisdictions and may:

          (a) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from the Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for the purpose may enter upon the Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Assignor;

          (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Canadian Administrative Agent;

          (c) sell, assign or otherwise liquidate, or direct the Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

          (d) take possession of the Collateral or any part thereof, by directing the Assignor in writing to deliver the same to the Canadian Administrative Agent at any place or places designated by the Canadian Administrative Agent, in which event the Assignor shall at its own expense:

          (i) forthwith cause the same to be moved to the place or places so designated by the Canadian Administrative Agent and there delivered to the Canadian Administrative Agent;

          (ii) store and keep any Collateral so delivered to the Canadian Administrative Agent at such place or places pending further action by the Canadian Administrative Agent as provided in
                 Section 7.2; and

          (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

     (e) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Canadian Administrative Agent shall in its sole judgment determine;

     (f) repair, process, complete, modify or otherwise deal with the Collateral and prepare for the disposition of the Collateral, whether on the premises of the Assignor or otherwise and in connection with any such action utilize any of the Assignor's property without charge;

     (g) carry on all or any part of the business or businesses of the Assignor and, to the exclusion of all others including the Assignor, enter upon, occupy and, subject to any requirements of law and subject to any leases or agreements then in place, use all or any of the premises, buildings, plant, undertaking and other property of, or used by, the Assignor for such time and in such manner as the Canadian Administrative Agent sees fit, free of charge, and except to the extent required by law, the Canadian Administrative Agent shall not be liable to the Assignor for any act, omission or negligence in so doing or for any rent, charges, depreciation or damages or other amount incurred in connection therewith or resulting therefrom;

     (h) file such proofs of claim or other documents as may be necessary or desirable to have its claim lodged in any bankruptcy, winding-up, liquidation, dissolution or other proceedings (voluntary or otherwise) relating to the Assignor;

     (i) borrow money for the purpose of carrying on the business of the Assignor or for the maintenance, preservation or protection of the Collateral and mortgage, charge, pledge or grant a security interest in the Collateral, whether or not in priority to the security interest hereby created and granted, to secure repayment of any money so borrowed;

     (j) where the Collateral has been disposed of by the Canadian Administrative Agent as provided in Section 7.1(c), commence legal action against the Assignor for any deficiency, if any;

     (k) appoint, by an instrument in writing delivered to the Assignor, a receiver, manager or a receiver and manager (a "Receiver") to collect the Proceeds, and remove any Receiver so appointed and appoint another or others in its stead, or institute proceedings in any court of competent jurisdiction of the appointment of a Receiver, it being understood and agreed that:

          (i) the Canadian Administrative Agent may appoint any person as Receiver, including an officer or employee of the Canadian Administrative Agent;

          (ii) such appointment may be made at any time after an Event of Default either before or after the Canadian Administrative Agent shall have taken possession of the Collateral;

          (iii) the Canadian Administrative Agent may from time to time fix the reasonable remuneration of the Receiver and direct the payment thereof out of the Collateral or Proceeds; and

          (iv) the Receiver shall, except as otherwise provided under applicable law, be deemed to be the agent of the Assignor for all purposes and, for greater certainty, the Canadian Administrative Agent shall not be, in any way, responsible for any actions, whether wilful, negligent or otherwise, of any Receiver, and the Assignor hereby agrees to indemnify and save harmless the Canadian Administrative Agent from and against any and all claims, demands, actions, costs, damages, expenses or payments which the Canadian Administrative Agent may hereafter suffer, incur or be required to pay as a result of, in whole or in part, any action taken by the Receiver or any failure of the Receiver to do any act or thing;

     (l) pay or discharge any Lien claimed by any person in the Collateral and ranking in priority to the security interest granted herein (except Liens not prohibited by the Credit Agreement);

     (m) take any other action, suit, remedy or proceeding authorized or permitted by this Agreement, the PPSA or by law or equity;

it being understood that the Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Canadian Administrative Agent shall be entitled to a decree requiring specific performance by the Assignor of said obligation.

7.1.A.  Acting in Accordance with Commercial Practice.  In enforcing its rights
        ---------------------------------------------
hereunder, the Canadian Administrative Agent and any Receiver shall be required to act at least to the standards which are consistent with the commercial practices of a person carrying on a business in a distress, default or liquidation situation.

7.2.      Remedies; Disposition of the Collateral.  Any Collateral repossessed
          ---------------------------------------
by the Canadian Administrative Agent under or pursuant to Section 7.1 and any other Collateral whether or not so repossessed by the Canadian Administrative Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Canadian Administrative Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Canadian Administrative Agent or after any overhaul or repair at the expense of the Assignor which the Canadian Administrative Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 15 days' written notice to the Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor and such other matters as required by applicable law, and shall be subject, for the 15 days after the giving of such notice, to the right of the Assignor, any nominee of the Assignor or any other Person provided under applicable law to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 15 days' written notice to the Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Canadian Administrative Agent's option, be subject to reserve), after publication of notice of such auction not less than 15 days prior thereto in two newspapers in general circulation in the Municipality of Metropolitan Toronto. To the extent permitted by any such requirement of law, the Canadian Administrative Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Assignor. If, under mandatory requirements of applicable law, the Canadian Administrative Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Assignor as hereinabove specified, the Canadian Administrative Agent need give the Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

7.3.      Waiver of Claims.  Except as otherwise provided in this Agreement, THE
          ----------------
ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE CANADIAN ADMINISTRATIVE AGENT'S TAKING POSSESSION OR THE CANADIAN ADMINISTRATIVE AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE LAWS OF CANADA OR OF A PROVINCE THEREOF, and the Assignor hereby further waives, to the extent permitted by law:

     (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Canadian Administrative Agent's gross negligence or wilful misconduct;

     (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Canadian Administrative Agent's rights hereunder; and

     (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against the Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Assignor.

7.4.      Application of Proceeds.  (a) All monies collected by the Canadian
          -----------------------
Administrative Agent upon any sale or other disposition of the Collateral, together with all other monies received by the Canadian Administrative Agent hereunder, shall be applied as follows:

          (i) first, to the payment of all Obligations owing the Canadian Administrative Agent of the type provided in clauses (iii) and
                 (iv) of the definition of Obligations;

          (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(d), with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

          (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(d), with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

          (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i), (ii) and (iii), to the Assignor or to whomever may be lawfully entitled to receive such surplus.

     (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction, the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) all of the Credit Agreement Obligations consisting of all principal of, and interest on, all C$ Loans under the Credit Agreement (together with all interest accrued thereon), and all regularly accruing Fees owing to the C$ Lenders under the Credit Agreement, and (ii) all of the Other Obligations consisting of all amounts due under the Interest Rate Protection Agreements entered into by the Assignor (other than indemnities, attorneys' fees and similar obligations and liabilities), and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

     (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction, the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditors and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors.

     (d) All payments required to be made to the Lender Creditors hereunder shall be made to the Canadian Administrative Agent for the account of the Lender Creditors and all payments required to be made to the Other Creditors hereunder shall be made to the trustee, paying agent or similar representative under the applicable Interest Rate Protection Agreement, or in the case of Interest Rate Protection Agreements without a trustee, paying agent or similar representative, all payments required to be made hereunder shall be made directly to the Other Creditors.

     (e)  For purposes of applying payments received in accordance with this
Section 7.4, the Canadian Administrative Agent shall be entitled to rely upon
(i) the U.S. Administrative Agent under the Credit Agreement, and (ii) the Other Creditors for a determination (which the U.S. Administrative Agent, the Assignor, each Other Creditor and the Secured Creditors agree (or shall agree) to provide upon request of the Canadian Administrative Agent) of the outstanding Primary Obligations and Secondary Obligations owing to the Lender Creditors or the Other Creditors, as the case may be.

     (f) It is understood that the Assignor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clause (a) of this Section with respect to the Assignor.

7.5.      Remedies Cumulative.  Each and every right, power and remedy hereby
          -------------------
specifically given to the Canadian Administrative Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the Interest Rate Protection Agreements entered into by the Assignor, the other Loan Documents and now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Canadian Administrative Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Canadian Administrative Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on the Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Canadian Administrative Agent to any other or further action in any circumstances without notice or demand. In the event that the Canadian Administrative Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Canadian Administrative Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

7.6.      Discontinuance of Proceedings.  In case the Canadian Administrative
          -----------------------------
Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Canadian Administrative Agent, then and in every such case the Assignor, the Canadian Administrative Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Canadian Administrative Agent shall continue as if no such proceeding had been instituted.

                                   ARTICLE 8

                                   INDEMNITY

8.1.      Indemnity. (a)  The Assignor agrees to indemnify, reimburse and hold
          ---------
the Canadian Administrative Agent, each Secured Creditor and their respective successors, permitted assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any Interest Rate Protection Agreement entered into by the Assignor, any other Loan Document or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or wilful misconduct of such Indemnitee. The Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Assignor of any such assertion of which such Indemnitee has knowledge.

     (b) Without limiting the application of Section 8.1(a), the Assignor agrees to pay, or reimburse the Canadian Administrative Agent for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Canadian Administrative Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Canadian Administrative Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

     (c) Without limiting the application of Section 8.1(a) or (b), the Assignor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Assignor in this Agreement, any Interest Rate Protection Agreement entered into by the Assignor, any other Loan Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement, any such Interest Rate Protection Agreement or any other Loan Document.

     (d)  If and to the extent that the obligations of the Assignor under this
Section 8.1 are unenforceable for any reason, the Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

8.2.      Indemnity Obligations Secured by Collateral: Survival.  Any amounts
          -----------------------------------------------------
paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Assignor contained in this Article 8 shall continue in full force and effect notwithstanding the full payment of all the C$ Loans, the termination of all Interest Rate Protection Agreements entered into by the Assignor and the payment of all other Obligations and notwithstanding the discharge thereof.


                                   ARTICLE 9

                                  DEFINITIONS

          The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Accounts" shall have the meaning provided in the PPSA.

          "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

          "Assignor" shall have the meaning provided in the preamble to this Agreement.

          "Canadian Administrative Agent" shall have the meaning provided in the recitals to this Agreement.

          "Chattel Paper" shall have the meaning provided in the PPSA.

          "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

          "Consumer Goods" shall have the meaning provided in the PPSA.

          "Contracts" shall mean all contracts between the Assignor and one or more additional parties (including, without limitation any Interest Rate Protection Agreements).

          "Contract Rights" shall mean all rights of the Assignor (including without limitation all rights to payment) under each Contract.

          "Copyrights" shall mean any Canadian or foreign copyright owned by Assignor, including any registrations of any Copyrights, in the Canadian Copyright office or the equivalent thereof in any foreign country, as well as any application for a Canadian copyright registration now or hereafter made with the Canadian Copyright office by the Assignor.

          "Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

          "Credit Agreement Obligations" shall have the meaning provided in the definition of "Obligations" in this Article 9.

          "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

          "Documents of Title" shall have the meaning provided in the PPSA.

          "Equipment" shall mean any "equipment," as such term is defined in the PPSA, now or hereafter owned by the Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by the Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Event of Default" shall mean any Event of Default under and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

          "Goods" shall have the meaning provided in the PPSA.

          "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

          "Instrument" shall have the meaning provided in the PPSA.

          "Intangibles" shall have the meaning provided in the PPSA.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all product and proceeds of whatever sort and wherever located and any portion thereof which will be returned, rejected, reclaimed or repossessed by the Canadian Administrative Agent from the Assignor's customers, and shall specifically include all "inventory" as such term is defined in the PPSA.

          "Lender Creditors" shall have the meaning provided in the preamble to this Agreement.

          "Lenders" shall have the meaning provided in the recitals to this Agreement.


          "Marks" shall mean all right, title and interest in and to any Canadian or foreign trademarks, service marks and trade names now held or hereafter acquired by the Assignor, including any registration of any trademarks and service marks, or the equivalent thereof in any foreign country in the Canadian Trademark office and any trade dress including logos and/or designs used by Assignor in Canada or any foreign country.

          "Money" shall have the meaning provided in the PPSA.

          "Obligations" shall mean (i) (x) the principal of and interest on the C$ Loans made to the Assignor under the Credit Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Assignor to the C$ Lenders now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Loan Documents and the due performance and compliance by the Assignor with the terms, conditions and agreements contained in the Credit Agreement and the other Loan Documents (all such principal, interest, obligations and liabilities being herein collectively called the "Credit Agreement Obligations"); (ii) all obligations and liabilities owing by the Assignor under, or with respect to, any Interest Rate Protection Agreement, whether such Interest Rate Protection Agreement is now in existence or hereafter arising, and the due performance and compliance by the Assignor with the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations"); (iii) any and all sums advanced by the Canadian Administrative Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Assignor referred to in clauses (i) and (ii) after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Canadian Administrative Agent of its right hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement.

          "Other Creditors" shall have the meaning provided in the preamble to this Agreement.

          "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article 9.

          "Patents" shall mean any Canadian or foreign patent to which the Assignor now or hereafter has title and any divisions or continuations thereof, as well as any application for a Canadian or foreign patent now or hereafter made by the Assignor.

          "PPSA" means the Personal Property Security Act (Ontario) as amended or replaced from time to time; provided that if the personal property security laws of any other jurisdiction shall be applicable for the purpose of the interpretation or enforcement of this Agreement or the rights and duties of the parties hereto, the term "PPSA" for such limited purpose only shall mean the personal property security laws of such other jurisdiction.

          "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Proceeds" shall have the meaning provided in the PPSA or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Canadian Administrative Agent or the Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under colour of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Receivables" shall mean any "Account" now or hereafter owned by the Assignor and, in any event, shall include, but shall not be limited to, all of the Assignor's rights to payment for goods sold or leased or services performed by the Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an Account, note, contract, security agreement, Chattel Paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by the Assignor to secure the foregoing, (b) all of the Assignor's right, title and interest in and to any Goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith,
(e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing.

          "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Secured Creditors" shall have the meaning provided in the preamble to this Agreement.

          "Security" shall have the meaning provided in the PPSA.

          "Termination Date" shall have the meaning provided in Section 10.9 of this Agreement.

          "Trade Secret Rights" shall have the meaning provided in Section 5.1 of this Agreement.

                                   ARTICLE 10

                                 MISCELLANEOUS

10.1.      Notices.  Except as otherwise specified herein, all  notices,
           -------
requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed:

     (a)   if to the Assignor, to:

           Pierce Leahy Command Company
           195 Summerlea Road
           Brampton, Ontario
           L6T 4P6
           Fax:  (905) 792-2567

           with a copy to:

           Davies, Ward & Beck
           P.O. Box 63
           Suite 4400
           1 First Canadian Place
           Toronto, Ontario, Canada
           M5X 1B1
           Attention:  Nicholas J. Leblovic
           Tel:  (416) 863-0900
           Fax:  (416) 863-0871

     (b)   if to the Canadian Administrative Agent:

           Canadian Imperial Bank of Commerce
           Commerce Court West
           7th Floor
           Toronto, Canada
           M5H 3A9
           Attn: Cindy Grenough
           Fax:  (416) 980-2804

     (c) if to any Lender Creditor (other than the Canadian Administrative Agent), either (x) to the Canadian Administrative Agent, at the address of the Canadian Administrative Agent specified above, or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

     (d) if to any Other Creditor at such address as the Other Creditors shall have specified in writing to the Assignor and the Canadian Administrative Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

10.2       Waiver; Amendment.  None of the terms or provisions of this Agreement
           -----------------
may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Assignor and the Canadian Administrative Agent, provided that any provision of this Agreement imposing obligations on the Assignor may be waived by the Canadian Administrative Agent in a written instrument executed by the Canadian Administrative Agent.

10.3       Obligations Absolute.  The obligations of the Assignor hereunder
           --------------------
shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, any other Loan Document or any Interest Rate Protection Agreement; or (c) any amendment to or modification of any Loan Document or any Interest Rate Protection Agreement or any security for any of the Obligations; whether or not the Assignor shall have notice or knowledge of any of the foregoing.

10.4       Successors and Assigns. This Agreement shall be binding upon the
           ----------------------
Assignor and its successors and assigns and shall inure to the benefit of the Canadian Administrative Agent and its successors and assigns; provided, that
                                                               --------
the Assignor may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Canadian Administrative Agent. All agreements, statements, representations and warranties made by the Assignor herein or in any certificate or other instrument delivered by the Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement, the other Loan Documents and the Interest Rate Protection Agreements entered into from time to time by the Assignor regardless of any investigation made by the Secured Creditors or on their behalf.

10.5       Headings Descriptive.  The headings of the several sections of this
           --------------------
Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

10.6       Severability.  Any provision of this Agreement which is prohibited or
           ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.7       Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
           -------------
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE PROVINCE OF ONTARIO.

10.8       Assignor's Duties.   It is expressly agreed, anything herein
           -----------------
contained to the contrary notwithstanding, that the Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Canadian Administrative Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or acting out of this Agreement, nor shall the Canadian Administrative Agent be required or obligated in any manner to perform or fulfil any of the obligations of the Assignor under or with respect to any Collateral.

10.9       Termination: Release.   (a)  After the Termination Date, this
           --------------------
Agreement shall terminate and the Canadian Administrative Agent, at the request and expense of the Assignor, will promptly execute and deliver to the Assignor a proper instrument or instruments (including financing change statements under the PPSA) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) such of the Collateral of the Assignor as may be in the possession of the Canadian Administrative Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which each of the C$ Commitments and all Interest Rate Protection Agreements entered into by the Assignor have been terminated, no principal or interest remains unpaid in respect of C$ Loans and all other Obligations have been paid in full.

     (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 8.2 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 11.1 of the Credit Agreement) and so long as the Assignor certifies to the Canadian Administrative Agent that the proceeds of such sale or sales or from such release have been applied in the manner, if any, required by
Section 4.4 of the Credit Agreement, the Canadian Administrative Agent, at the request and expense of the Assignor, will duly assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Canadian Administrative Agent and has not theretofore been released pursuant to this Agreement.

     (c) At any time that the Assignor desires that Collateral be released as provided in the foregoing Section 10.9(a) or (b), it shall deliver to the Canadian Administrative Agent a certificate signed by its chief financial officer or controller stating that the release of the respective Collateral is permitted pursuant to Section 10.9(a) or
(b). If requested by the Canadian Administrative Agent (although the Canadian Administrative Agent shall have no obligation to make any such request), the Assignor shall furnish appropriate legal opinions (from counsel acceptable to the Canadian Administrative Agent) to the effect set forth in the immediately preceding sentence, which opinion may as to factual matters rely on an officer's certificate of the Assignor.

10.10      Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with Assignor and the Canadian Administrative Agent.

10.11      The Canadian Administrative Agent.  The Canadian Administrative Agent
           ---------------------------------
will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Canadian Administrative Agent as holder of the Collateral and interest therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Canadian Administrative Agent shall act hereunder on the terms and conditions set forth in Annex K hereto. By accepting the benefits hereof, each Secured Creditor shall be deemed to have agreed to the terms and conditions set forth in Annex K hereto, which are incorporated herein by reference in their entirety.

10.12      Conflict.  In the event of and to the extent of any conflict or
           --------
inconsistency between the provisions of this Agreement and those of the Credit Agreement, those of the Credit Agreement shall prevail.

10.13      Acknowledgements.  The Assignor:
           ----------------

     (a)  acknowledges receipt of a true copy of this Agreement; and

     (b) acknowledges receipt of copies of the financing statements registered under the PPSA evidencing the security interest granted herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                    PIERCE LEAHY COMMAND COMPANY



                                    By:
                                        -----------------------------------
                                       Name: Douglas B. Huntley

                                    By:
                                       ------------------------------------
                                       Name:



                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE
                                    as Canadian Administrative Agent



                                    By:
                                       ------------------------------------
                                       Name: Cindy Greenough. Director



                                    By:
                                       ------------------------------------
                                        Name:

                                                                Exhibit G to
                                                                Credit Agreement
                                                                ----------------

                      PLEDGE AND INTERCREDITOR AGREEMENT


     PLEDGE AND INTERCREDITOR AGREEMENT, dated as of August 13, 1996, by and among (a) PLC COMMAND I, L.P., a Pennsylvania limited partnership ("PLC I"), PLC
                                                                    -----
COMMAND II, L.P., a Pennsylvania limited partnership ("PLC II" and, together
                                                       ------
with PLC I, the "Pledgors"), (b) CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK
                 --------
AGENCY, as collateral agent (together with its successors in such capacity, the "Collateral Agent") for (i) the lenders (the "Lenders") from time to time
 ----------------                             -------
parties to the Credit Agreement (as hereinafter defined) and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and (ii) the holders from time to
     --------------------
time (the "Holders") of the 11 1/8% Senior Subordinated Notes due 2006 ( or any
           -------
Exchange Notes or Private Exchange Notes that are issued pursuant to the Indenture (as defined below), collectively, the "Notes") of Pierce Leahy Corp.
                                                 -----
(the "Company") and UNITED STATES TRUST COMPANY OF NEW YORK, a New York
      -------
corporation, as trustee (together with its successors in such capacity, the

"Trustee") for the Holders in accordance with the Indenture (as defined below),
 -------
(c) the Administrative Agent and (d) the Trustee.


                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, pursuant to the Credit Agreement, dated as of August 13, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among the Company, Pierce Leahy Command Company (together with the
---------
Company, the "Borrowers"), the Lenders and the administrative agents named
              ---------
therein, including, without limitation, the Administrative Agent (the

"Administrative Agents"), the Lenders have agreed to make loans (the "Loans") to
 ---------------------                                                -----
the Borrowers upon the terms and subject to the conditions set forth therein;

     WHEREAS, pursuant to the Indenture, dated as of July 15, 1996 (as amended, supplemented or otherwise modified from time to time (or replaced, in connection with the Exchange Offer or Private Exchange), the "Indenture"), between the
                                                   ---------
Company and the Trustee, the Company has issued the Notes to the Holders, upon the terms and subject to the conditions set forth therein;

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrowers under the Credit Agreement that each Pledgor shall have executed and delivered this Pledge and Intercreditor Agreement to the Collateral

Agent for the benefit of the Lenders and the Administrative Agents a first lien on the Pledged Stock (as hereinafter defined);

     WHEREAS, pursuant to the Indenture, the Company has agreed to cause each Pledgor to grant to the Collateral Agent for the benefit of Holders and the Trustee a second lien on the Pledged Stock;

     WHEREAS, each Pledgor is a Subsidiary of the Company, and it is to the advantage of such Pledgor that the Lenders make the Loans to, and the Holders purchase the Notes from, the Company;

     WHEREAS, each Pledgor is the legal and beneficial owner of the shares of the Pledged Stock pledged by it hereunder;

     WHEREAS, pursuant to the Credit Agreement, the Administrative Agent has been granted the authority to act on behalf of all Lenders with respect to matters specified herein, including the execution and delivery of this Pledge and Intercreditor Agreement, and pursuant to the Indenture, the Trustee has been granted the authority to act on behalf of all Holders with respect to matters specified therein, including the execution and delivery of this Pledge and Intercreditor Agreement.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     1.  Defined Terms.  (a)  Unless otherwise defined herein, terms defined in
         -------------
the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms shall have the following meanings:

          "Agreement": this Pledge and Intercreditor Agreement, as the same may
           ---------
     be amended, modified or otherwise supplemented from time to time.

          "Code":  the Uniform Commercial Code from time to time in effect in
           ----
     the State of New York.

          "Collateral":  the Pledged Stock and all Proceeds.
           ----------

          "Collateral Account":  any account established to hold money Proceeds,
           ------------------
     maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in paragraph 9(a).

          "Event of Default":  until the Senior Secured Obligations shall have
           ----------------
     been paid in full and the Commitments shall have expired or terminated, as defined in the Credit Agreement and, thereafter, as defined in the Indenture.

          "Exchange Notes":  as defined in the Registration Rights Agreement.
           --------------

          "Exchange Offer":  as defined in the Registration Rights Agreement.
           --------------

          "Insolvency Event:  (i) Either Pledgor commencing any case, proceeding
           ----------------
     or other action (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (y) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or either Pledgor making a general assignment for the benefit of its creditors; or (ii) there being commenced against either Pledgor any case, proceeding or other action of a nature referred to in clause (i) above which (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there being commenced against either Pledgor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) either Pledgor taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above.

          "Issuer": Pierce Leahy Command Company, a company incorporated under
           ------
     the laws of Nova Scotia.

          "Pledged Stock":  the shares of capital stock listed on Schedule 1
           -------------                                          ----------
     hereto, together with all stock certificates, options or rights of any nature whatsoever with respect to the Issuer's Capital Stock that may be issued or granted by the Issuer to either Pledgor in respect of the Pledged Stock while this Agreement is in effect.

          "Private Exchange":  as defined in the Registration Rights Agreement.
           ----------------

          "Private Exchange Notes":  as defined in the Registration Rights
           ----------------------
     Agreement.

          "Proceeds":  all "proceeds" as such term is defined in Section 9-
           --------
     306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

          "Registration Rights Agreement":  the Registration Rights Agreement
           -----------------------------
     dated as of July 23, 1996 between the Company and CIBC Wood Gundy Securities Corp.

          "Secured Obligations":  the Senior Secured Obligations and the
           -------------------
     Subordinated Secured Obligations.

          "Secured Parties":  collectively, the Senior Secured Parties and the
           ---------------
     Subordinated Secured Parties.

          "Securities Act":  the Securities Act of 1933, as amended.
           --------------

          "Senior Secured Obligations":  the collective reference to:
           --------------------------

          (a) unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrowers to the Administrative Agents and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith;

          (b) all obligations and liabilities of each Pledgor which may arise under or in connection with this Agreement or any other Loan Document to which such Pledgor is a party; and

          (c) all obligations of the Borrowers with respect to any Interest Rate Protection Agreement entered into with any Lender.

          "Senior Secured Parties": the Administrative Agents and the Lenders.
           ----------------------

          "Subordinated Secured Obligations":  the unpaid principal of and
           --------------------------------
     interest on the Notes and all other obligations and liabilities of the Company to the Trustee and the Holders (including, without limitation, interest accruing at the then applicable rate provided in the Indenture after the maturity of the Notes and interest accruing at the then applicable rate provided in the Indenture after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Notes, the Indenture or this Agreement.

          "Subordinated Secured Parties": the Trustee and the Holders.
           ----------------------------

     (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

     (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2.  Pledge; Grant of Security Interests.  (a)  Each Pledgor hereby
         -----------------------------------
mortgages, pledges and assigns the Collateral to the Collateral Agent, for the benefit of the Senior Secured Parties, and grants to the Collateral Agent, for the benefit of the Senior Secured Parties, a security interest in the Collateral, in each case as collateral security on a first priority basis for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Senior Secured Obligations.

     (b) Each Pledgor hereby mortgages, pledges and assigns the Collateral to the Collateral Agent, for the benefit of the Subordinated Secured Parties, and grants to the Collateral Agent, for the benefit of the Subordinated Secured Parties, a security interest in the Collateral, in each case as collateral security on a second priority basis for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Subordinated Secured Obligations.

     (c)  As set forth in the separate granting clauses contained in paragraphs
(a) and (b) above, it is the intent of the parties hereto that this Agreement shall create two separate and distinct Liens in favor of the Collateral Agent, the first for the benefit of the Senior Secured Parties and the second for the benefit of the Subordinated Secured Parties.

     3.  Subordination of Lien of Subordinated Secured Parties; Bailment.  (a)
         ---------------------------------------------------------------
The Trustee acknowledges and agrees that (1) any interest that it or any Holder has or may have in the Collateral shall be junior and subordinate to the interest of the Senior Secured Parties, (2) prior to the date on which the Senior Secured Obligations have been paid in full and the Commitments shall have expired or been terminated, it will not take any action to enforce any rights it may have hereunder, without the prior written consent of the Administrative Agent; and (3) prior to the date on which the Senior Secured Obligations have been paid in full, any consent given in accordance with the terms of this Agreement by the Collateral Agent at the direction of the Administrative Agent to any amendment, waiver or other modification in respect of the obligations of each Pledgor hereunder shall be binding upon the Subordinated Secured Parties with respect to any similar obligations of each Pledgor hereunder as fully as if such consent had been given by the Subordinated Secured Parties.

     (b) The Trustee appoints and authorizes the Collateral Agent, and the Collateral Agent accepts such appointment and authorization by the Trustee, to act as the agent of, and bailee for, the Subordinated Secured Parties to hold for the benefit of the Subordinated Secured Parties those shares of the Pledged Stock evidenced by certificates, subject, however, to the prior security interest therein and rights thereto and to the proceeds thereof of the Senior Secured Parties.

     4.  Stock Powers.  Concurrently with the delivery to the Collateral Agent
         ------------
of each certificate representing one or more shares of Pledged Stock, each Pledgor shall deliver an undated stock power, or such other instrument of transfer as may be reasonably requested by the Collateral Agent, covering such certificate, duly executed in blank by such Pledgor with, if the Collateral Agent so requests, signature guaranteed.

     5.  Representations and Warranties.  Each Pledgor hereby represents and
         ------------------------------
warrants that:

     (a) Such Pledgor has the partnership power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the first and second security interests in the Collateral pursuant to, this Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant each of the security interests in the Collateral pursuant to, this Agreement.

     (b) This Agreement constitutes a legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms , except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (c) The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of such Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Pledgor pursuant to any Requirement of Law or Contractual Obligation of such Pledgor, except the security interests created by this Agreement.

     (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority, and no consent of any other Person (including, without limitation, any stockholder or creditor of such Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

     (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Pledgor, threatened by or against such Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

     (f) The shares of Pledged Stock constitute 65% of the issued and outstanding shares of all classes of the Capital Stock of the Issuer.

     (g) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

     (h) Such Pledgor is the record and beneficial owner of, and has good and marketable title to, the shares of Pledged Stock pledged by such Pledgor, free of any and all Liens or options in favor of, or claims of, any other Person, except for the separate and distinct security interests granted to the Senior Secured Parties, on the one hand, and the Subordinated Secured Parties, on the other hand, pursuant to this Agreement.

     (i) Upon delivery to the Collateral Agent of the stock certificates evidencing the Pledged Stock and assuming continuous possession by the Collateral Agent of such certificates, each of the security interests granted pursuant to this Agreement will constitute a separate, distinct and valid perfected security interest in the Pledged Stock in favor of the Collateral Agent, for the benefit of the Senior Secured Parties, on the one hand, and the Subordinated Secured Parties, on the other hand, enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase any shares of Pledged Stock from such Pledgor.

     6.  Covenants.  Each Pledgor covenants and agrees with the Collateral Agent
         ---------
and the Secured Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

     (a) If such Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights to Capital Stock, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Collateral Agent and the Secured Parties, hold the same in trust for the Collateral Agent and the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, if required, together with an undated stock power, or such other instrument of transfer as may be reasonably requested by the Collateral Agent, covering such certificate duly executed in blank by such Pledgor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations, unless, in either case, such sums or property are distributed or otherwise paid to the holders of the equity interests of such Pledgor. Subject to the "unless" clause at the end of the previous sentence, if any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Secured Obligations.

     (b) Without the prior written consent of the Administrative Agent, such Pledgor will not (1) vote to enable, or take any other action to permit, the Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Issuer except as permitted in the Credit Agreement, (2) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral except as permitted in the Credit Agreement, (3) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or (4) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Collateral Agent to sell, assign or transfer any of the Collateral except as provided for in this Agreement, the Credit Agreement and the Indenture.

     (c)  Such Pledgor shall not take any action inconsistent with maintaining
(i) the security interest created by Paragraph 2(a) of this Agreement as a first, perfected security interest and (ii) the security interest created by Paragraph 2(b) of this Agreement as a second, perfected security interest and, in each case of clauses (i) and (ii), shall defend such security interest against claims and demands of all Persons whomsoever.

     (d) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

     (e) Such Pledgor shall pay, and save the Collateral Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     7.  Cash Dividends; Voting Rights.  Unless an Event of Default shall have
         -----------------------------
occurred and be continuing and the Collateral Agent shall have given notice to the Pledgors of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 9 below, each Pledgor shall be permitted to receive all cash dividends or other distributions paid in the normal course of business of the Issuer, to the extent permitted in the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate
                      --------  -------
right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would impair the Pledged Stock or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, any other Loan Document, any Notes, the Indenture or this Agreement.

     8.  Rights of the Secured Parties and the Collateral Agent.  (a)  All money
         ------------------------------------------------------
Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent for the benefit of the Secured Parties in a Collateral Account. All Proceeds while held by the Collateral Agent in a Collateral Account (or by each Pledgor in trust for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Paragraph 10(c).

     (b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise any of such rights to each Pledgor (1) the Collateral Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Secured Obligations in the order provided in Paragraph 10(c), and
(2) all shares of the Pledged Stock shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by either Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to either Pledgee to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     9.  Remedies.  (a)  If an Event of Default shall have occurred and be
         --------
continuing, at any time at the Collateral Agent's election, the Collateral Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as provided in Paragraph 10(c).

     (b) If an Event of Default shall have occurred and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party with respect to the Collateral under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon either Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or any Lender or Holder or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in either Pledgor, which right or equity is hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Collateral Agent, to the payment in whole or in part of the Secured Obligations, in the order provided in Paragraph 10(c), and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Collateral Agent account for the surplus, if any, to the Pledgors. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     10.  Rights in Collateral; Application of Payments and Proceeds.  (a)
          ----------------------------------------------------------
Notwithstanding anything to the contrary contained in any agreement, document or instrument in favor of the Subordinated Secured Parties and irrespective of:

          (1) the time, order or method of attachment or perfection of the security interests created hereby,

          (2) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral,

          (3) anything contained in any filing or agreement to which the Senior Secured Parties or the Subordinated Secured Parties now or hereafter may be a party, and

          (4) the rules for determining priority under the Code or any other law governing the relative priorities of secured creditors,

any security interest in the Collateral in favor of the Senior Secured Parties has and shall have priority, to the extent of any unpaid Senior Secured Obligations, over any security interest in such Collateral in favor of the Subordinated Secured Parties.

     (b) In exercising rights and remedies with respect to the Collateral, the Collateral Agent may enforce the provisions hereof and exercise remedies hereunder, all in such order and in such manner as the Senior Secured Parties may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the Code of any applicable jurisdiction. The Subordinated Secured Parties hereby (1) waive any right that they may have (whether by contract, by law or otherwise) to require the Collateral Agent to give notice of any collection, sale, disposition or other realization of or upon any or all of the Collateral contemplated by this Agreement or any such right the Subordinated

Secured Parties may have to object to or otherwise contest any such collection, sale, disposition or other realization of or upon any or all of the Collateral by the Senior Secured Parties (including, without limitation, any requirement that the Collateral Agent foreclose upon such Collateral under applicable law) and (2) agrees not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral or to assert any claim or defense that any such collection, sale, disposition or other realization of or upon all or any part of the Collateral was not commercially reasonable or otherwise failed to comply in any respect with applicable law.

     (c) Any money, property or securities realized upon the sale, disposition or other realization by the Collateral Agent or the Subordinated Secured Parties, as the case may be, upon all or any part of the Collateral (including, without limitation, any payment or distribution of assets of either Pledgor consisting of, or in respect of, Collateral, whether in cash, property or securities during the continuance of an Insolvency Event with respect to such Pledgor) (collectively, "Realizations"), shall be applied in the following
                         ------------
order:

          (1)  First, to the payment in full of all reasonable costs and
               -----
     expenses (including, without limitation, attorneys' reasonable fees and disbursements) paid or incurred by the Collateral Agent in connection with the such Realization or the protection of its rights and interests in the Collateral;

          (2)  Second, to the Administrative Agent to be applied to the payment
               ------
     in full of all Senior Secured Obligations then due and payable in such order as the Administrative Agent may elect in its sole discretion;

          (3)  Third, to the Trustee to be applied to the payment in full of all
               -----
     Subordinated Secured Obligations then due and payable in such order as the Trustee may elect in its sole discretion; and

          (4)  Fourth, to pay to the applicable Pledgor, or its representative
               ------
     or as a court of competent jurisdiction may direct, any surplus then remaining.

     (d) Prior to the indefeasible payment in full of the Senior Secured Obligations and the termination or expiration of the Commitments under the Credit Agreement, the Subordinated Secured Parties shall not (1) enforce or apply any security interest in all or any of the Collateral, (2) collect or receive any proceeds of any of the Collateral or otherwise enforce or apply any security interest in the proceeds of any of the Collateral; or (3) in any other manner interfere with the security interest granted in favor of the Senior Secured Parties in any of the Collateral (or the proceeds thereof). In addition, the Subordinated Secured Parties hereby (x) agree not to assert any claim for marshalling; (y) consent to the collection, sale, disposition or other realization of or upon all or any of the Collateral by the Collateral Agent free of any security interest therein in favor of the Subordinated Secured Parties; and (z) at the sole cost and expense of the Pledgors, agree to execute all such releases and other documents that the Administrative Agent may reasonably request in writing to facilitate the collection, sale, disposition or other realization of or upon any or all of the Collateral by the Collateral Agent (including, without limitation, the termination of any security interests in any of the Collateral in favor of the Subordinated Secured Parties concurrently with such sale, disposition or other realization).

     (e) If any payment or distribution, whether consisting of money, property or securities, from any Realizations is collected or received by the Subordinated Secured Parties in respect of the Subordinated Secured Obligations in violation of Paragraph 10(d), the Subordinated Secured Parties shall forthwith deliver the same to the Collateral Agent, in the form received, duly indorsed to the Collateral Agent, if required, to be applied to the payment or prepayment of the Senior Secured Obligations until the Senior Secured Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by the Subordinated Secured Parties as the property of the Senior Secured Paries, segregated from other funds and property held by the Subordinated Secured Parties.

     11.  Release of Pledged Stock.  The Collateral Agent agrees that it will
          ------------------------
not release or otherwise dispose of any of the Pledged Stock except (a) to the Trustee in accordance with the terms hereof, unless instructed by the Trustee to the contrary, or (b) in the exercise of its remedies under the terms hereof or
(c) to the respective Pledgor upon satisfaction of all Secured Obligations.

     12.  Obligations of the Collateral Agent.  (a)  Unless the Collateral Agent
          -----------------------------------
has theretofore received a written notice from the Trustee to the effect that the Subordinated Secured Obligations have been paid in full, if the Collateral Agent shall have resigned as collateral agent hereunder, not later than the tenth business day following the day on which the Senior Secured Obligations have been paid in full and the Commitments shall have expired or terminated, the Collateral Agent will deliver at the cost and expense of the Pledgors, directly to the successor collateral agent appointed in accordance with Section 15(h) or, if prior to such tenth business day the Collateral Agent shall not have received notification of the identity of such successor collateral agent, to the Trustee, all the certificates representing the Pledged Stock then remaining in the possession of the Collateral Agent, together with any necessary instruments of assignment or transfer pertaining thereto. Each Pledgor agrees to give written notice to the Trustee of the payment in full of the Senior Secured Obligations and the termination or expiration of the Commitments within three business days thereof, and, after receipt of such notice, the Subordinated Secured Parties agree to promptly give written notice to the Collateral Agent requesting delivery of the Pledged Stock. In no event shall the Collateral Agent relinquish control over such certificates representing the Pledged Stock after the Senior Secured Obligations have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired, except as set forth in this Section or Section 11(c).

     (b) In taking any action hereunder (including the giving of consents and waivers hereunder) prior to the indefeasible payment in full of the Senior Secured Obligations and the termination or expiration of the Commitments, the Collateral Agent shall not be obligated to consider the interests of the Subordinated Secured Parties except as set forth in Paragraph 12(a) or Paragraph 21.

     13.  Dispositions of Collateral.  Notwithstanding any provision to the
          --------------------------
contrary contained in any agreement, document or instrument in favor of the Subordinated Secured Parties or to which any of the Subordinated Secured Parties is a party,

          (a) upon the occurrence of any sale, lease, transfer or other disposition of any of the Collateral (a "Disposition"), as between the
                                              -----------
     Senior Secured Parties and the Subordinated Secured Parties, until the Senior Secured Obligations have been paid in full and the Commitment shall have expired or been terminated, all Collateral, including all proceeds thereof and all prepayments or distributions in respect thereof, shall be distributed or applied or paid to the Administrative Agent, acting on behalf of the Senior Secured Parties, for application to the Senior Secured Obligations without obtaining any further consent or agreement of the Subordinated Secured Parties and in any manner as the Administrative Agent may determine, and the Subordinated Secured Parties shall be deemed to have consented to such Disposition and no further consent thereto or notice or accounting in respect thereof on the part of any such Person shall be required, and until the Senior Secured Obligations are paid in full and the Commitments shall have expired or been terminated, none of such Collateral shall be distributed or paid to (or retained by) the Subordinated Secured Parties for application to the Subordinated Secured Obligations, and the Subordinated Secured Parties shall not have any right to restrict or permit, or approve or disapprove, any Disposition of all or any portion or item of the Collateral. If the Collateral Agent is in possession of any proceeds from any Disposition of any Collateral following payment in full of all Senior Secured Obligations and the termination or expiration of all Commitments, the Collateral Agent shall deliver such remaining proceeds to the Trustee if any Subordinated Secured Obligations shall be then outstanding (which each Pledgor hereby irrevocably consents to) or to each Pledgor or its successors or assigns if the Trustee shall agree in writing, or to whomever may be lawfully entrusted to receive the same as a court of competent jurisdiction shall so direct; and

          (b) the Subordinated Secured Parties will, immediately upon the request of the Administrative Agent acting on behalf of the Lenders, release or otherwise terminate and discharge the subordinated lien in any Collateral to the extent such Collateral is the subject of a Disposition, and will deliver to the Collateral Agent all documents and instruments reasonably deemed by the Collateral Agent to be necessary or appropriate in connection therewith. In the event that the Collateral Agent, acting on behalf of the Senior Secured Parties, settles, adjusts or compromises any claim in respect of all or any portion or item of Collateral, including, without limitation, any settlement, adjustment or compromise made in connection with any bankruptcy, reorganization, or insolvency proceeding by or against either Pledgor or Subsidiary of either of them, or accepts or is required to accept substitute or replacement collateral in exchange for or in lieu of or in full or partial settlement of any Collateral, the Subordinated Secured Parties shall be bound by any such settlement, adjustment or compromise, and shall, immediately upon the request of the Collateral Agent, confirm its consent to the same and release any claim that the Subordinated Secured Parties might otherwise have in respect of such Collateral; provided that the Subordinated Secured Parties shall be granted a lien and security interest in any such substitute or replacement Collateral, which lien and security interest shall constitute a subordinated lien.

     14.  Irrevocable Authorization and Instruction to Issuer.  Each Pledgor
          ---------------------------------------------------
hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from either Pledgor, and such Pledgor agrees that the Issuer shall be fully protected in so complying.

     15.  The Collateral Agent. (a)  Appointment.  Each Secured Party hereby
          --------------------       -----------
irrevocably designates and appoints the Collateral Agent as the agent of such Secured Party under this Agreement, and each such Secured Party irrevocably authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any other Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Collateral Agent.

     (b)  Delegation of Duties.  The Collateral Agent may execute any of its
          --------------------
duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

     (c)  Exculpatory Provisions.  None of the Collateral Agent or any of its
          ----------------------
officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(1) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (2) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by either Pledgor or any officer thereof contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by such Collateral Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or for any failure of either Pledgor to perform its obligations hereunder. The Collateral Agent shall not be under any obligation to any other Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of either Pledgor.

     (d)  Reliance by Collateral Agent.  The Collateral Agent shall be entitled
          ----------------------------
to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Senior Secured Parties and/or the Subordinated Secured Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties and all future holders of the Loans.

     (e)  Notice of Default.  The Collateral Agent shall not be deemed to have
          -----------------
knowledge or notice of the occurrence of any Default or Event of Default unless the Collateral Agent has received notice from a Lender, the Trustee (if the Senior Secured Obligations have been paid in full and the Commitments shall have expired or been terminated) or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give notice thereof to the Pledgors and the Subordinated Secured Parties. The Collateral Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders or by the Trustee (if the Senior Secured Obligations have been paid in full and the Commitments shall have expired or been terminated); provided that unless and until the Collateral Agent shall have received such
--------
directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as they shall deem advisable and in the best interests of the Senior Secured Parties.

     (f)  Non-Reliance on Collateral Agent.  Each other Secured Party expressly
          --------------------------------
acknowledges that none of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Collateral Agent hereinafter taken shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party. Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any other Secured Party with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of either Pledgor which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     (g)  Collateral Agent in Its Individual Capacity.  The Collateral Agent and
          -------------------------------------------
its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with either Pledgor as though the Collateral Agent were not the Collateral Agent hereunder.

     (h)  Successor Collateral Agent.  The Collateral Agent may resign as
          --------------------------
Collateral Agent upon 10 days' notice to the Lenders. If the Collateral Agent shall resign as Collateral Agent under this Agreement, then the Required Lenders shall appoint from among the Lenders a successor Collateral Agent, which successor agent shall succeed to the rights, powers and duties of such Collateral Agent hereunder. Upon the payment in full of the Senior Secured Obligations and the termination or expiration of the Commitments, the Collateral Agent shall automatically be deemed to have resigned as Collateral Agent under this Agreement, and the Trustee shall appoint a successor collateral agent for the Subordinated Secured Parties within 10 days after its receipt of notice from the Collateral Agent of such resignation or, in the absence of such appointment, the Trustee shall automatically be appointed as successor collateral agent on the tenth day after its receipt of such notice, which successor collateral agent (whether it shall be the Trustee or any other Person) shall succeed to the rights, powers and duties of such Collateral Agent hereunder. Effective upon any such appointment, the term "Collateral Agent" shall mean such successor agent, and such former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement or any Secured Party. After any retiring Collateral Agent's resignation as Collateral Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement. Anything in this Agreement to the contrary notwithstanding, in the event of an automatic resignation of the Collateral Agent in the circumstances described in the third sentence of this paragraph, such resignation shall become effective upon the appointment of a successor collateral agent in accordance with the provisions of such sentence, and, thereafter, the sole obligation of the Collateral Agent hereunder shall be to make delivery of the certificates representing the Pledged Stock to such successor collateral agent or, if the Collateral Agent shall not have received from the

Trustee a written notice of the appointment of a successor collateral agent other than the Trustee, to the Trustee.

     16.  Collateral Agent's Appointment as Attorney-in-Fact.  (a)  Each Pledgor
          --------------------------------------------------
hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in the Collateral Agent's own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

     (b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 16(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     17.  Duty of Collateral Agent.  The Collateral Agent's sole duty with
          ------------------------
respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account, except that the Collateral Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Collateral Agent, any Lender, the Trustee, any Holder nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of either Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     18.  Execution of Financing Statements.  Pursuant to Section 9-402 of the
          ---------------------------------
Code, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     19.  Notices.  All notices, requests and demands to or upon the Company,
          -------
either Pledgee or either Pledgor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, two days after being deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed to such party at its address or transmission number for notices provided under its signature below. Any party hereto may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

     20.  Severability.  Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     21.   Amendments in Writing; No Waiver; Cumulative Remedies.  (a)  None of
           -----------------------------------------------------
the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Pledgor, the Collateral Agent and, if any Senior Secured Obligations remain outstanding, the Administrative Agent, provided that any provision of this Agreement may be
                          --------
waived by the Collateral Agent and, if any Senior Secured Obligations remain outstanding, the Administrative Agent in a letter or agreement executed by the Collateral Agent or by telex or facsimile transmission from the Collateral Agent and, if any Senior Secured Obligations remain outstanding, the Administrative Agent and, provided, further, that no such waiver, amendment, supplement or
           --------  -------
other modification which materially and adversely affects any Subordinated Secured Party shall be effective unless it shall have been consented to by the Trustee.

     (b) Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Paragraph 21(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Secured Party would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     22.  Section Headings.  The section headings used in this Agreement are for
          ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     23.  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
successors and assigns of the Company and shall inure to the benefit of the Collateral Agent and the Secured Parties and their successors and assigns.

     24.  Governing Law.  This Agreement shall be governed by, and construed and
          -------------
interpreted in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective officers, thereunto duly authorized as of the date first above written.


                                   PLC COMMAND I, L.P., as Pledgor

                                   By PLC COMMAND I, INC., its general partner



                                   By:  ______________________________
                                        Title:

                                   Address for Notices:

                                   PLC Command I, L.P.
                                   631 Park Avenue
                                   King of Prussia, PA  19406

                                   Attention:  General Partner
                                   Fax: (610) 992-8394


                                   PLC COMMAND II, L.P., as Pledgor

                                   By PLC COMMAND II, INC., its general partner


                                   By:  ____________________________
                                        Title:

                                   Address for Notices:

                                   PLC Command II, L.P.
                                   631 Park Avenue
                                   King of Prussia, PA  19406

                                   Attention:  General Partner
                                   Fax: (610) 992-8394

                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE, NEW YORK AGENCY,
                                   as Collateral Agent and Administrative Agent



                                   By:  ____________________________
                                        Title:


                                   Address for Notices:

                                   425 Lexington Avenue
                                   New York, NY  10017

                                   Attention:  Aimee Evans
                                   Fax: (212) 856-3763


                                   UNITED STATES TRUST COMPANY
                                   OF NEW YORK, as Trustee



                                   By:  ____________________________
                                        Title:

                                   Address for Notices:

                                   114 West 47th Street
                                   15th Floor
                                   New York, NY  10036-1532

                                   Attention:  James McGinley
                                   Fax: (212) 852-1625

                        ACKNOWLEDGEMENT AND CONSENT/1/


     The undersigned hereby acknowledges receipt of a copy of the Pledge and Intercreditor Agreement dated August __, 1996 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by and among
                                           ----------------
(a) PLC COMMAND I L.P., PLC COMMAND II L.P., (b) CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, (together with its successors in such capacity, the "Collateral Agent"), (c) CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as
 ----------------
administrative agent (in such capacity, the "Administrative Agent") and (d)
                                             --------------------
UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation, as trustee (together with its successors in its capacity, the "Trustee"). The
                                                            -------
undersigned agrees for the benefit of the Collateral Agent and the Secured Parties (as defined in the Pledge Agreement) as follows:

     1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Paragraph 6(a) of the Pledge Agreement.

     3. The only evidence which will be required by the Company to prove the Collateral Agent's right to a transfer of the Pledged Collateral will be the certificates pertaining thereto and an instrument of transfer as contemplated in Sections 14 and 15 of the Company's Memorandum of Association

                                          PIERCE LEAHY COMMAND COMPANY



                                        By__________________________________

                                        Title_______________________________

                                        Address for Notices:

                                        ____________________________________

                                        ____________________________________

                                        Attention:__________________________
                                        Fax:________________________________


________________________

/1/ Execution and delivery of this Acknowledgement will be included among the conditions to the initial borrowing specified in the Credit Agreement.